As filed with the Securities and Exchange Commission on April 28, 2026

Registration  No. 333-163878
811-22370

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. Post-Effective Amendment No. 19
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 21

SEPARATE ACCOUNT VA FF
(Exact Name of Registrant)
TRANSAMERICA LIFE INSURANCE COMPANY
(Name of Depositor)

6400 C Street SW Cedar Rapids, IA 52499-0001
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esquire
  Transamerica Life Insurance Company
c/o Office of the General Counsel
6400 C Street SW
Cedar Rapids, IA 52499-4240
(Name and Address of Agent for Service)

It is proposed that this filing become effective:
 ___ immediately upon filing pursuant to paragraph (b) of Rule 485
 ___x__  on May 1, 2026 pursuant to paragraph (b) of Rule 485
 ______  60 days after filing pursuant to paragraph (a)(1) of Rule 485
 ______ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:

New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3years preceding this filing)

Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
  x

Insurance Company relying on Rule 12h-7 under the Exchange Act

Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)
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Prospectus
May 1, 2026
SECUREPATH FOR LIFE PRODUCT

Issued By:
TRANSAMERICA LIFE INSURANCE COMPANY Separate Account: Separate Account VA FF Administrative Office: 6400 C Street SW Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Separate Account: TFLIC Pooled Account No.44

Home Office: Harrison, NY
Administrative Office:
6400 C Street SW
Cedar Rapids, Iowa 52499-0001
(800)525-6205
www.transamerica.com

This prospectus describes the SecurePath for Life Product, a flexible premium deferred annuity (the “Product” or the “Contract”) offered by Transamerica Life Insurance Company (“TLIC”) in all jurisdictions except New York, or by Transamerica Financial Life Insurance Company (“TFLIC”) in all jurisdictions, including New York. The Contract may be offered as an individual annuity Contract or as an interest in a group annuity Contract. When the Contract is offered as a group annuity, “Contract” also refers to any certificate providing rights and benefits to an individual Participant designated in the certificate under the group annuity Contract. Unless otherwise specified, references to a “Company” refer to the applicable issuing company of a Contract. The Contractholder should refer to the first page of the Contract form for the name of the Company issuing the Contract.
This prospectus describes important features of the SecurePath for Life Product and what you should consider before investing in the Product. The Product is a complex investment and involves risks, including potential loss of principal. This variable annuity may not be suitable for everyone. The Product is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. Our financial obligations under the Contract are subject to our financial strength and claims-paying ability. This Product may not be appropriate for people who do not have a long-term investment time horizon. We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
The Product or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations. For more information about variations applicable to your state please refer to your Contract.
The Contracts are sold by the Company to Plans and accounts qualifying for federal tax benefits under sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may make Contributions to the Contract subject to the Company’s underwriting guidelines and the Code. Currently, the Product is available to fund an employment-based Plan or arrangement; a custodial account established as an IRA, that holds an annuity.
Your Contributions into the Contract will be directed to a Variable Investment Option based upon your age. Each Variable Investment Option is a subaccount of Separate Account VA FF, in the case of Contracts issued by TLIC, or TFLIC Pooled Account No. 44, in the case of Contracts issued by TFLIC. The Variable Investment Options currently available to Participants invest in underlying target retirement date mutual funds. Currently, Contributions will be directed to a Variable Investment Option that invests in one of a series of Vanguard Target Retirement Funds offered through The Vanguard Group, Inc. Information on these options may may be found under Appendix: Investment Options Available Under the Contract .
If you are a new investor in the Contract, you may return your Contract for a refund within a prescribed period, which is generally 10 days after you receive the Contract though may be longer based on state law. This cancellation privilege may not be available for certain Plans. If you are eligible to and elect to cancel the Contract, the amount of the refund will generally be the Account Value, which is equal to your Contributions plus or minus accumulated gains or losses in the Variable Investment Option you were invested. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
This prospectus does not constitute an offer to sell or solicitation of an offer to buy the Contracts in any jurisdiction in which such offer may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.  Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

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GLOSSARY
The following is a glossary of key terms used in this prospectus. These terms may be used throughout this prospectus in the descriptions of the benefits and features of the SecurePath for Life Product.
Account: An Account maintained for a Contractholder or Participant, as applicable, in which is recorded   the number of Units held.
Account Value: The total value of an Account, equal to the value of the investment in a Variable Investment Option. The Account Value will go up or down based on the performance of the Variable Investment Options.
Accumulation Period: The Accumulation Period for each Participant is the period during which the Participant may make Contributions into the Participant’s Account. It begins when the Participant makes an initial Contribution into the Account and ends on the Participant’s Annuity Purchase Date, or earlier termination or full withdrawal of the Account.
Annual Period: Each Annual Period for purposes of withdrawal of the Guaranteed Income Amount runs from the date of the Participant’s birthday to the last Business Day immediately preceding the Participant’s next birthday.
Annual Step-Up: The date that the Participant’s Income Base is increased to the Account Value if, as of that date, the Account Value is greater than the Income Base. The Annual Step-Up takes place as of the Participant’s Birthday each year, or, if this date is not a Business Day, then the Annual Step-Up will be the next Business Day immediately after the Participant’s birthday.
Annuitant: the person on whose life annuity payments involving life contingencies will be based.
Annuity Purchase Date: The date a Participant elects to purchase a Fixed Annuity.
Beneficiary: The person(s) or entity that a Participant selects to receive the Death Benefit.
Benefit Age: The Benefit Age is equal to either: (i) the age of the Participant as of the Participant’s last birthday if single life coverage is elected; or (ii) the age of the younger of the Participant or the Participant’s spouse as of each of their last birthdays if joint coverage is elected.
Blended Guaranteed Income Rate: A weighted average of the Guaranteed Income Rates applicable with respect to each Incremental Contribution. The Blended Guaranteed Income Rate is used to determine the Guaranteed Income Amount for an Annual Period. Incremental Contributions after a change in the Guaranteed Income Rate Table and/or after the Lock-In Date may establish a Blended Guaranteed Income Rate, as further described in “Guaranteed Income Amount — Blended Guaranteed Income Rate.”
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). A Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Contract: The individual or group variable annuity Contracts offered by the Company as described in this prospectus.
Contractholder: The individual, employer, trust or association to which an annuity Contract has been   issued.
Contributions: The amount contributed to the SecurePath for Life Product on behalf of a Participant. Contributions may include Participant Contributions, Plan sponsor Contributions, and transfers (including rebalancing transfers). Generally, subject to limits of the Code, the terms of the Contract, and, if applicable, the employer’s Plan, a Participant can make additional Contributions at any time during the Accumulation Period.
Death Benefit: Upon a Participant’s death during the Accumulation Period, the Beneficiary designated by the Participant is entitled to receive the Account Value as the Death Benefit.
ERISA: The Employee Retirement Income Security Act of 1974, as amended.
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Excess Withdrawal: A withdrawal that reduces the Participant’s Income Base. Prior to the Lock-In Date, all withdrawals are Excess Withdrawals. After the Lock-In Date, withdrawals in excess of the Guaranteed Income Amount for an Annual Period will constitute Excess Withdrawals (subject to an exception for certain required minimum distributions). See Guaranteed Lifetime Withdrawal Benefit.
Fixed Annuity: An annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a Separate Account.
Guaranteed Income Amount: Under the terms of the Contract, an amount that a Participant may receive each Annual Period for the Participant’s life (or if the Participant has elected joint coverage, for the lives of the Participant and the Participant’s spouse), first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount equals a Participant’s Blended Guaranteed Income Rate multiplied by the Income Base, and will be adjusted to reflect subsequent Contributions, Excess Withdrawals, and changes in the Income Base as of the Annual Step-Up. See Guaranteed Lifetime Withdrawal Benefit.
Guaranteed Income Rate: The percentage rate applicable to an Incremental Contribution as set forth in the applicable Guaranteed Income Rate Table. At the Lock-In Date and thereafter, each Incremental Contribution (whether it occurred before or after the Lock-In Date) will be attached to a Guaranteed Income Rate based  upon: (i) the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, (ii) the Benefit Age of the Participant at the Lock-In Date, or at the time of the Incremental Contribution if it is made after the Lock-In Date, and (iii) whether the Participant has elected single life or joint coverage.
Guaranteed Income Rate Table: A table of Guaranteed Income Rates applicable under the Contract, which vary based on the Participant’s Benefit Age and the election of single life or joint coverage.
Guarantee Value: The Guarantee Value shall be equal to the present value of the aggregate Guaranteed Income Amount payments assuming: (i) the Guaranteed Income Amount is calculated based upon the Income Base as of the effective date of the distribution; (ii) if the Participant has not yet established a Lock-In Date, the Participant establishes a Lock-In Date on the later of the Participant’s next birthday or the Participant’s 65th birthday; (iii) mortality assumptions are based on the Annuity 2000 Basic mortality table with projection; and (iv) the interest rate is based on the 10-year Treasury constant maturity rate + 2.00%, as of the effective date. See Guaranteed Income Amount — Portability.
Income Base: The Income Base is used to determine the Guaranteed Income Amount. A Participant’s Income Base is equal to the initial Contribution to the Participant’s Account, and is subsequently adjusted for additional Contributions, (ii) withdrawals and transfers out of the Account that constitute Excess Withdrawals, and (iii) the Annual Step-Up. See Guaranteed Income Amount — Income Base.
Income Base Adjustment: The amount by which the Income Base is reduced with respect to an Excess Withdrawal. See Guaranteed Lifetime Withdrawal Benefit.
Incremental Contribution: That portion of a Contribution that exceeds any Outstanding Excess Withdrawals at the time of Contribution. For avoidance of doubt, the first Contribution to the SecurePath for Life Product is an Incremental Contribution.
IRA: An Individual Retirement Account within the meaning of Section 408 or 408A of the Code. This Contract must be issued to a custodial account established as an IRA.
Lock-In Date: The Business Day that a Participant elects to lock in the Guaranteed Income Amount under the SecurePath for Life Product. A Participant must be at least age 55 to elect a Lock-In Date.
Maturity Date: The latest date on which the Company may begin to make annuity payments to an IRA Participant. The Maturity Date is the earlier of the date of the IRA Participant’s 105th birthday, or the applicable date specified under the Contract.
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Outstanding Excess Withdrawals: The total amount of outstanding Excess Withdrawals that have not been paid back by a subsequent Contribution. A record of Outstanding Excess Withdrawals is maintained from the time of the Participant’s initial Contribution until the Participant has made an Excess Withdrawal depleting the Account Value to zero.
Participant: An individual Participant under a Contract issued to or adopted by the individual’s employer or Plan sponsor or an individual participating under a Contract issued to a custodial account established as an IRA.
Plan: A retirement plan or program under which benefits are to be provided pursuant to a Contract from amounts contributed by the Plan sponsor or by Participants.
Pooled Account: For TFLIC Contracts – Contributions allocated to the Variable Investment Options are held by TFLIC in a Separate Account called TFLIC Pooled Account No. 44. For TLIC Contracts – Contributions allocated to Variable Investment Options are held by TLIC in a Separate Account called Separate Account VA FF. A Pooled Account is a segregated asset account of the Company; its assets are not commingled with the general assets and obligations of the Company. May also be referred to as a Separate Account.
Portfolio Company(ies): The investment company(ies) made available as Investment Options under the Contract. Also referred to as underlying fund portfolios.
Required Beginning Date: April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per IRC 401(a)(9)(C)(iv). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6, Q&A-1, then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)-6, Q&A-10.
SecurePath Service Center: Participants should contact their retirement services provider at the following address and phone number: Transamerica Retirement Solutions, 6400 C Street SW, Cedar Rapids, IA 52499 (866) 287-8388.
Separate Account: an account established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated. For TLIC Contracts -Contributions allocated to the Variable Investment Options are held by TLIC in a separate Account called Separate Account VA FF. May also be referred to as a Pooled Account.
Settlement Phase: A Participant’s interest in the Product enters the Settlement Phase during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time. See Guaranteed Lifetime Withdrawal Benefit.
Statement of Additional Information: A document containing certain additional information about the Contract. The Statement of Additional Information has been filed with the SEC, and it is legally a part of this prospectus.
Subaccount: A Subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.
Target Date Funds: The Vanguard Target Retirement Funds, which are registered mutual funds made available by The Vanguard Group, Inc.
TCL: Transamerica Capital, LLC, a registered broker-dealer, and an affiliate of the Company(formerly Transamerica Capital, Inc.).
TFLIC: Transamerica Financial Life Insurance Company, a New York life insurance company. Also known as “the Company”.
TLIC: Transamerica Life Insurance Company, an Iowa life insurance company. Also known as “the Company”.
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Unit: The measure by which a Participant’s Account Value is determined.
Underlying Funds: The registered mutual funds that are purchased by the Variable Investment Options pursuant to the terms of the Contracts, including the Target Date Funds. See Variable Investment Options.
Variable Investment Option: When a Participant makes Contributions to an Account, those Contributions are directed to a Variable Investment Option based upon the Participant’s birth year. Each Variable Investment Option holds shares of an Underlying Fund. These shares are held in the Separate Account. The division of the Separate Account that invests in a particular Underlying Fund may also be referred to as a Subaccount.

OVERVIEW OF THE CONTRACT

Purpose
The Secure Path For Life Contract (the “Contract”) is designed and offered as funding vehicles for Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation (“NQDC”) Contracts.
The Contract includes a guaranteed lifetime withdrawal benefit and is designed to provide an annual income amount for life and may be appropriate for you if you intend to take periodic withdrawals from your Account and wish to ensure that market volatility will not have a negative impact on the ability to receive annual income.  The Contract is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long investment horizon. Although you have the ability to take withdrawals and/or surrender the Contract at any time during the accumulation phase, the Contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term will reduce your Income Base which can reduce the Guaranteed Income Amount you are entitled.  Thus, the Contract features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Contract, has a long investment horizon, and has purchased the Contract for retirement purposes or other long-term financial planning purposes.
Phases of the Contract
The Contract, like all deferred annuity contracts, has two phases: the accumulation (or savings) phase and the annuitization (or income) phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract.  The annuitization phase occurs when you annuitize the Contract and begin receiving regular annuity payments from your Contract. The money you accumulate during the accumulation phase will largely determine the payments you receive during the income phase.
Accumulation (Savings) Phase. With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make Contributions pursuant to the terms and conditions of Your Plan. A list of portfolios in Appendix: Investment Options Available Under the Contract which you will be invested is provided in the back of this Prospectus.  See Variable Investment Options section and “Appendix: Investment Options Available Under the Contract.” Each Portfolio has its own investment strategies, risks; investment adviser, expense ratio and performance history.
Annuitization (Income) Phase. The annuitization (income) phase occurs when you annuitize your Contract and income payments begin for a period of years or for your life. Once you annuitize, you will be unable to make withdrawals, and the Death Benefit and your Guaranteed Lifetime Withdrawal Benefit, will terminate.
Primary Contract Features
Accessing Your Money. Before you Annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½.  Additionally, if you take a withdrawal before your Lock-In Date or your take an Excess Withdrawal after Your Lock-In Date, the Guaranteed Income Amount that you may receive under the living benefit will be reduced.
Guaranteed Lifetime Withdrawal Benefit. The Contract provides a benefit that permits a Participant who has elected to “lock-in” a guaranteed lifetime withdrawal benefit under the Contract and receive a designated amount, called the Guaranteed Income Amount, during each Annual Period for life.  The withdrawals are first taken from your Account and, if necessary, as payments from the Company. You must be at least age 55 to elect a Lock-In Date.  These withdrawals from the Account are guaranteed by the Company.
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Retirement Plan Product. The Contract is primarily designed to be purchased by an employer for use in a Plan, however it is also offered as an IRA. If you purchase the Contract within your Plan, you will be subject to the terms and conditions of your Plan and applicable law, which may limit your ability to take certain actions under the Contract.
Death Benefit.  If you die before the Annuity Purchase Date, subject to the terms of your Plan, the Account Value will be paid to your Beneficiary. If the Account Value has been reduced to zero, no Death Benefit is payable. Certain retirement arrangements may require payment of the Death Benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In addition, a surviving spouse may be eligible to continue the investment in the Contract and to receive payments of the Guaranteed Income Amount.
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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			Location in Prospectus
Are there Charges for Early Withdrawal?	There are no withdrawal fees, surrender fees, or redemption fees under the Contract.			N/A
Are there Transaction Charges?	There are no transaction charges under the Contract.			N/A
Are there Ongoing Fees and Expenses (annual charges)?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose.  Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Annuity Contract Fee Table and Expense Examples Appendix- Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.45%	1.95%
	Portfolio Company (fund fees and expenses) (3)	0.08%	0.54%
	Optional Benefit Expenses	None
(1) As a percentage of average Account Value.
(2) Assessed annually.
(3) As a percentage of Portfolio Company assets.
This Contract is not customizable because the Guaranteed Income Benefit is not optional and the Variable Investment Option that your Account Value is allocated is determined by your birth date.  However, we have presented the following table to show you the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $1,557	Highest Annual Cost: $2,521
Assumes: Investment of $100,000 5% annual appreciation Least expensive Portfolio Company fees and expenses No optional benefits No sales charges No additional Contributions, transfers, or withdrawals
Assumes:
  Investment of $100,000
  5% annual appreciation
  Most expensive combination of optional benefits and Portfolio Company fees and expenses
  No optional benefits
  No sales charges
  No additional Contributions, transfers, or withdrawals

	RISKS			Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.			Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
The Contract is designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts.
The benefits of tax deferral, long-term income, and a guaranteed lifetime withdrawal benefit are generally more beneficial to investors with a long-term investment horizon.

Principal Risks Of Investing In The Contract Tax Information
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What are the Risks Associated with Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the subaccount that are invested. Each subaccount has its own unique risks. You should review the subaccount that you will be invested before making an investment decision.
Appendix-Investment Options Available Under The Contract
Are there Risks Related to the Insurance Company?
Yes. An investment in the Contract is subject to the risks related to the Company. Any obligations, guarantees, and benefits under the Contract are subject to our claims-paying ability. More information about the Company, including our financial strength ratings, is available by visiting www.trsretire.com or calling toll-free (866) 287-8388.
Principal Risks Of Investing In The Contract
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes. You will be assigned to a Variable Investment Option and will not be permitted to transfer your Account Value between Variable Investment Options available under the Contract. We reserve the right to remove or substitute the Portfolio Companies/Investment Options that are available as Investment Options under the Contract.
Rights Reserved by the Company
Are There Optional Benefits Available?	There are no optional benefits available under the Contract.
	TAXES	Location in Prospectus
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. If you purchased the Contract through a tax-qualified Plan or individual retirement Account (IRA), you do not get any additional tax deferral. Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Some investment professionals may receive compensation for selling the Contract to investors in the form of commissions and other incentives.  This conflict of interest may influence your investment professional to recommend the Contract over another investment.
Distribution of the Contracts
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own.  You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own your existing Contract.
Tax Information
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ANNUITY CONTRACT FEE TABLE AND EXPENSE EXAMPLES
The following table describes the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.  Please refer to the Contract specifications page for information about the specific fees you will pay each year.
Transaction Expenses
	Maximum	Current
Annual Contract Fee(1)	$ 50	$ 0
Separate Account Annual Expenses (as a percentage of average Account Value)
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge(2)	1.40%	0.90%
Total Separate Account Annual Expenses	1.95%	1.45%

(1) We reserve the right to deduct an annual Contract charge of up to $50 in accordance with the provisions of the Contract. The Company has no present intention to impose such a charge, but it may do so in the future.
(2) The Company reserves the right to charge a maximum guaranteed income benefit charge of up to 1.40% upon 90 days’ prior written notice of the change.
Annual Portfolio Company/Investment Option Expenses:
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses may be found under Appendix: Investment Options Available Under the Contract.
	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, Fund Facilitation Fee if applicable and other expenses.	0.08%	0.54%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, Fund Facilitation Fee if applicable and other expenses, after any waivers or expense reimbursements.	0.08%	0.54%
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Expense Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include transaction expenses, the annual Contract expenses and annual Underlying Fund expenses. The example assumes that you invest $100,000 in the Contract for the time periods indicated, and that you withdraw the full Account Value or that you annuitize the Contract at the end of the period. The example also assumes that your investment has a 5% return each year, and assumes the maximum fees and expenses of any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1 (assumes you pay the Maximum Contract Expenses and Maximum Underlying Fund Fees)

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$2,521	$7,755	$13,255	$28,259

Example 2 (assumes you pay the Current Contract Expenses and Minimum Underlying Fund Fees)

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$1,557	$4,834	$8,342	$18,235

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

General Risks
Risk of Loss. You can lose money by purchasing this Contract, including loss of your original investment. The Contract is not a deposit or obligation or, or guaranteed or endorsed by any bank. It is not federally insured  by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.
Risk as Short-Term Investment Vehicle. The Contract is not intended to serve as a short-term investment vehicle and appropriate if you are seeking retirement income or you want to meet other long-term objectives. You should discuss with your financial professional whether the Contract is appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information.
Retirement Plan Risk. If you are a participant in a Plan, your Plan, as the Contractholder, may exercise certain rights under the Contract that may affect you, including termination of the Contract or termination of the Plan. Such a forced distribution from the Contract may negatively impact any guarantee provided by the Contract, including the receipt of the Guaranteed Income Amount.
Risks of Fee and Expense Increases. You should consider the Contract’s investment and income benefits as well as its costs. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Investment and Asset Allocation Risks. Because your Account Value will be invested in a single Variable Account Option, you are assuming investment risk, which means that you bear the risk of poor performance of the Variable Investment Option that you are invested in.  The risk of loss varies with each Underlying Fund. This risk could have a negative impact on the Guaranteed Income Amount available under the Contract. The Underlying Fund for each Variable Investment Option is a target date fund that allocates its assets among other mutual funds and that becomes more conservative as it nears the target retirement date.  As result, each Underlying Fund is subject to asset allocation risk, which is the chance that the selection of underlying mutual funds by an Underlying Fund, and the allocation of assets to them, will cause the Underlying Fund to underperform other funds with a similar investment objective.
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Withdrawal Risk. You should carefully consider the potential negative impacts of withdrawals from the Contract.  In addition to the potential tax consequences of early withdrawals, which are discussed below, the amount of future income you may receive under the Guaranteed Lifetime Withdrawal Benefit will be reduced when you take a withdrawal prior to the Lock-In Date or if you take withdrawals in excess of the Guaranteed Income Amount for a given year.  A total withdrawal (surrender) will result in the termination of your Contract.
Investment Restrictions. Because the Contract includes the Guaranteed Lifetime Withdrawal Benefit, you are restricted from selecting a Variable Investment Option.  Instead, your Account Value will be invested in a Variable Investment Option that is based on your birth year, and you will not be able to transfer Account Value to any other Variable Investment Options available under the Contract.  This restriction is intended to protect us financially, in that it reduces the likelihood that we will have to pay guaranteed benefits from our own assets. This restriction could result in an opportunity cost–in the form of Underlying Funds that you did not invest in that ultimately generated superior investment performance. Thus, you should consider the Underlying Fund restriction when deciding whether to purchase the Contract.
Risks of Managing General Account Assets. The general account assets of the Company are used to support the payment of guaranteed benefits under the Contract. To the extent that the Company is required to pay amounts in addition to the Contract Value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Risk. Investment in the Contract is subject to the risks related to us, and any obligations, guarantees, or benefits are backed by our claims paying ability and financial strength. You must look at our strength with regard to such guarantees. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains. It is important to know that if you are purchasing the Contract with assets in a qualified Plan or IRA, those assets are already tax-deferred and that tax deferral feature of the Contract does not provide an additional benefit to that already offered by your Plan or IRA.
Cybersecurity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.
Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
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Business Continuity Risks
Our business operations maybe adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity Plans have not included effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
THE COMPANY, THE SEPARATE ACCOUNT, AND PORTFOLIO COMPANIES
The Company
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states except New York and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd, the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies. We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
Financial Condition of the Company. As an insurance company, the Company is required by state insurance regulation to hold a specified amount of reserves in order to meet all of the Contractual obligations of its general account. To meet its claims-paying obligation, the Company monitors its reserves so that it holds sufficient amounts to cover actual or expected Contract and claims payments. In addition, the Company hedges its investments in its general account, and may require purchasers of certain of the variable insurance products that it offers to allocate premium payments and Contract value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that the Company will always be able to meet its claims-paying obligations; there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that the Company may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of those investments. The Company may also experience liquidity risk if its general account assets cannot be readily converted into cash to meet obligations to its Contract owners or to provide the collateral necessary to finance its business operations.
The Company pays benefits under your Contract from its general account assets and/or from your Account Value held in the Separate Account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. A Participant assumes all of the investment risk for his or her Account Value that is allocated to a Variable Investment Option in the Separate Account. A Participant’s Account Value in a Variable Investment Option constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from the Company’s general Account, and may not be charged with liabilities arising from any other business that the Company may conduct. See "The Separate Account" below.
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Assets in the General Account. Any guarantees under a Contract that exceed Account Value, such as those associated with the lifetime withdrawal benefit feature of the Contract, are paid from the Company’s general account (and not the Pooled Account). Therefore, any amounts that the Company may be obligated to pay under the Contract in excess of Account Value are subject to the Company’s financial strength and claims-paying ability and the Company’s long-term ability to make such payments. The assets of the Pooled Account, however, are also available to cover the liabilities of the Company’s general account, but only to the extent that the Pooled Account assets exceed the Pooled Account liabilities arising under the Contracts supported by it.
The Company issues other types of insurance policies and financial products as well, and the Company also pays its obligations under these products from the Company’s general account assets.
How to Obtain More Information. The Company encourages both existing and prospective Contractholders and Participants to read and understand its financial statements. The Company prepares its financial statements on a statutory basis. TLIC’s financial statements, as well as those of Separate Account VA FF, are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. TFLIC’s financial statements, as well as those of Pooled Account No. 44, are presented in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Financial statements for the Company and the Pooled Account are located in the Statement of Additional Information (“SAI”). For a free copy of the SAI, simply call or write the Company at the telephone number or address of the applicable SecurePath Service Center referenced in this prospectus. In addition, the SAI is available on the SEC’s website at: www.sec.gov. The Company’s financial strength ratings which reflect the opinions of leading independent rating agencies of its ability to meet its obligations to its Contract owners, are available on its website: Financial Strength | Transamerica, and the websites of these nationally recognized statistical ratings organizations — A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), and Standard & Poor’s Rating Services (www.standardandpoors.com).
The Separate Account
TLIC has established a Separate Account (Separate Account VA FF) to hold the assets that are associated with the Contracts it issues in all jurisdictions except New York. The Separate Account was established under Iowa law, and is registered with the SEC under the 1940 Act, as a unit investment trust, which is a type of investment company.
TFLIC has established a Pooled Account (Pooled Account No. 44) to hold the assets that are associated with the Contracts it issues. The Pooled Account was established under New York law, and is registered with the SEC under the 1940 Act, as a unit investment trust, which is a type of investment company.
The assets of each Separate Account are held in the name of the applicable Company and legally belong to  that Company. Investment income and gains from the assets of each Pooled Account are reinvested and taken into account in determining the value of that Pooled Account, without regard to other income, gains, or losses of the Company. Assets of a Pooled Account may not be charged with liabilities arising out of any other business of the applicable Company. However, all obligations under the Contract, including the obligations to pay the Guaranteed Income Amount under the Contract, are the Company’s general account corporate obligations. Additional information about the Company, including its audited financial statements for the most recent fiscal year, is available in the Statement of Additional Information.
Voting Rights.  The Company is the legal owner of the shares of the Underlying Funds used by the Variable Investment Options, and as such has the right to elect the directors of the Underlying Funds, to vote upon certain matters that are required by law to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders’ meeting. To the extent required by law, the Company will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders or Participants (as appropriate). The Company will furnish Contractholders or Participants (as appropriate) with the proper forms to enable them to give these instructions.
When the Company receives instructions from Contractholders or Participants (as appropriate), it will vote all of the shares it owns in accordance with those instructions. The Company will vote fund shares for which it does not receive timely instructions in the same proportion as shares for which it receives timely instructions from Contractholders (or Participants). This voting procedure is sometimes called “mirror voting.” The Company will vote all of the shares of a given mutual fund held within the Pooled Account in accordance with these mirror voting procedures, and all such shares will be counted towards a quorum at the Underlying Fund’s shareholder meeting and towards the results of the vote. Under these mirror voting procedures, it is possible that the outcome of the vote will be determined by a small percentage of Contractholders (or Participants). The Company may change these voting procedures if it is required or permitted by federal or state law.
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The Portfolio Companies
The Contract offers Subaccounts which are available for allocation of Purchase Payments under the Contracts. A description of each Portfolio Company, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in their respective prospectuses. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Underlying Funds.
Information regarding each Portfolio Company including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix: Investment Options Available Under the Contract. You may obtain a free copy of the Underlying Fund prospectuses by contacting our Administrative Office at (866) 287-8388 or by visiting our website at www.transamerica.com.
The Annuity CONTRACT
Variable Annuity Contracts
The SecurePath for Life Product is a variable annuity Contract issued by the Company. Currently, the Product is available to fund: (i) an employment-based Plan or arrangement; and (ii) a custodial account established as an IRA that holds an annuity.
The Product provides a benefit that permits a Participant who has elected to lock-in the guaranteed lifetime withdrawal benefit under the Contract to receive a designated amount, called the Guaranteed Income Amount, during each Annual Period for life, first as withdrawals from the Account and, if necessary, as payments from the Company. (A Participant must be at least age 55 to elect a Lock-In Date.) These withdrawals from the Account are guaranteed by the Company.
The Participant is in the Accumulation Period until the Participant elects to purchase a Fixed Annuity. The date that a Participant elects to begin receiving a Fixed Annuity is the Annuity Purchase Date. On the Annuity Purchase Date, the Accumulation Period and the Participant’s allocation to the Variable Investment Options end. An IRA Participant must elect to receive a Fixed Annuity prior to the Maturity Date (typically the IRA Participant’s 105th birthday, or earlier if required by state law). Before the Maturity Date, a Participant may withdraw the Guaranteed Income Amount in lieu of purchasing a Fixed Annuity.
Eligible Purchasers
The Contracts are designed and offered as funding vehicles for Plans or accounts qualifying for federal tax benefits under Section 401, 403(b), 408, 408A or 457 of the Code. These may include custodial Accounts established as IRAs and certain employer-sponsored Plans and arrangements.
Because eligible purchasers of these Contracts already receive the benefits of tax deferral without investing in a Contract, it is important to understand that a Participant need not make Contributions under a Contract to gain the benefits of tax deferral provided by an IRA or Plan. Therefore, a Participant should carefully review the features and benefits offered under the SecurePath for Life Product, particularly the potential to receive guaranteed lifetime withdrawals of the Guaranteed Income Amount, in considering whether to make Contributions to the Contract, rather than any benefits relating to tax deferral. The tax advantages available with the Contract may exist solely from its purchase through retirement Plans or accounts qualifying for federal tax benefits under 401, 403(b), 408, 408A or 457 of the Code.
Ownership
With respect to Plans, the organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. Any eligible Participant who contributes to the Variable Investment Options will be covered by the Contract applicable to a Plan.
A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract or termination of the Plan. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantees provided by the Product, including the receipt of the Guaranteed Income Amount. Upon such a forced distribution, the Company will waive any minimum investment requirements to establish an IRA. A Participant who is not otherwise eligible to rollover the Account Value to an IRA Contract after a forced distribution will receive the greater of the Account Value or the Guarantee Value of the Guaranteed Income Amount benefit, if any. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.
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With respect to IRA Contracts, the Contract is issued to a custodial account established as an IRA. The Contract may be issued as an individual annuity contract or as an interest in a group annuity. If an IRA Contract is issued as a group annuity, then an IRA Participant will receive a certificate shortly after the Participant makes an initial Contribution to the Account, although a Participant may receive the certificate at a later time, as permitted by applicable law. The certificate summarizes the IRA Participant’s benefits under the Contract. As the individual for whom the IRA is established, the IRA Participant is the owner of the Contract and has all decision- making rights under the Contract.
Contributions
The initial Contribution is the amount a Participant contributes under a Contract to purchase the SecurePath for Life Product. A minimum Account Value of $2,000 is generally required to rollover to a SecurePath for Life IRA. Otherwise, there is no minimum amount required to invest in the SecurePath for Life Product. Subject to  the terms of a Plan or IRA, a Participant can make additional Contributions at any time during the Accumulation Period. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of a Participant in a Plan or IRA. See Tax Information for more details. In addition, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA.
Contracts issued in respect of 401(a), 401(k), 403(b) and 457 Plans will accept Contributions attributable to employer  or employee  Contributions  to the Plan, rollovers  or transfers  to the Plan, or reallocations  of  existing Account balances to the credit of Participants. In the case of the Section 408 or 408A IRA Contract, Contributions will be made at the direction of the Participant.
An Account will be established for each Participant which will record the number of Units held in the applicable Variable Investment Options. Contributions will be directed to the applicable Variable Investment Option based upon the Participant’s birth year.
All Participant Contributions credited to a Participant Account are vested and nonforfeitable. Amounts contributed by employers to a Participant Account, which have not vested pursuant to the terms of the applicable Plan, may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable Plan, and subject to the requirements of ERISA. Please refer to Contributions for additional information.
Rights of the Participant under the Contract
The Contract permits the Participant to elect his/her Lock-In Date and to establish single life or joint coverage for purposes of receiving the Guaranteed Income Amount, to receive a Fixed Annuity in lieu of receiving the Guaranteed Income Amount, to determine the applicable Fixed Annuity option if desired, to make Contributions, to withdraw all or a portion of the Participant’s Account Value, to transfer or withdraw amounts from the Participant’s Account, and to designate Beneficiaries, subject to employer-sponsored Plan or IRA provisions.
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Rights Upon Suspension of Contract or Termination of Plan
In the event that Contributions under a Contract are discontinued, or a Contractholder terminates its Plan or discontinues Contributions for a Participant or changes to a recordkeeper that cannot support the Contract, the Contractholder shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Account applied under one of the following options if available under the terms of the Plan: (1) to be held and distributed by the Company in accordance with the terms of the Contract, (2) to be paid to him/her in cash, (3) to be transferred to an alternate funding vehicle, or (4) to purchase deferred paid-up annuity benefits for Participants. As a result of the Plan Contractholder’s actions that cause a suspension of the Contract and/or distribution of the contract’s Account, a Plan Participant may lose the Guaranteed Lifetime Withdrawal Benefit, unless the Participant is eligible to rollover to an IRA Contract for the SecurePath for Life Product. Under such circumstances, if a Participant is ineligible to rollover to a SecurePath for Life IRA Contract, the Participant’s Account will be credited with the Guarantee Value, if it exceeds the Account Value. The Guarantee Value represents the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.
IRA Contracts
For IRA Contracts, the Participant is the individual for whom the IRA is established. The IRA Participant has all the decision-making authority with respect to the IRA Account.
All Contracts
If a Participant takes a complete withdrawal from the Account, the Company may restrict the right to make new Contributions as a Participant under a Contract for up to 1 year after the complete withdrawal.
Failure of Qualification
In the event that a Plan, Plan Contractholder or IRA Participant becomes ineligible for any previously applicable tax benefits under the Code, the Company upon notice shall refuse during the period of such ineligibility to accept Contributions with respect to that Plan or Participant. If a Plan fails to meet applicable rules under the Code, the Internal Revenue Service may make the determination to disqualify a Plan, in which case Participants would receive a distribution of assets from the Plan. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.
Transfers and Withdrawals
Participants will be assigned to a Variable Investment Option based on the Participant’s birth year, and will not be permitted to transfer their Account Value between different Variable Investment Options available under the Contract. A Participant may, however, withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death. Any withdrawal or transfer from the Participant’s Account is subject to applicable limitations of the Participant’s retirement Plan arrangements as well as the provisions of the Code. Retirement Plans typically permit withdrawals from the Plan only upon severance of employment, death, disability, attaining a minimum age, or for certain hardship withdrawals. Your Plan may permit transfers to other investment options offered by your employer.
There are no withdrawal fees, surrender fees, or redemption charges under the Contract, but the Participant may be restricted from allocating new Contributions to the SecurePath for Life Product for up to one year after a complete withdrawal. A penalty tax may be payable under the Code upon the early withdrawal of amounts from a Participant’s Account to the extent they are also withdrawn from the Plan. Please refer to “Transfers and Withdrawals” for additional information.
Please note: Transfers out of a Participant’s Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. In addition, withdrawals that constitute Excess Withdrawals will reduce the Income Base and, therefore, the Guaranteed Income Amount, for future years.
Participants may make withdrawals or transfers out of the SecurePath for Life Product in writing or by telephoning the SecurePath Service Center. All Participants should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Company may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. The Company will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that the Company fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.
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Rights Reserved by the Company
Subject to compliance with applicable laws and, when required by law, approval of the Contractholders and/or Participants and any appropriate regulatory authority, the Company reserves the following rights:
  To operate the Variable Investment Options in any form permitted under the 1940 Act, or in any other form permitted by law;
  To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;
  To transfer any assets in a Variable Investment Option to another Variable Investment Option or to one or more Separate Accounts, or to add, combine or remove Variable Investment Options;
  To substitute, for the interests of the Underlying Funds held by any of the Variable Investment Options, interests in another investment company or any other investment permitted by law; and
  To make any necessary technical changes in the Contract in order to conform with any of the above-described actions or as may be required or permitted by applicable law affecting the Variable Investment Options or the Contracts.
The Company will exercise its right to make any of these changes when, in its judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law. In certain circumstances, such as the liquidation of a Target Date Fund, the Company may transfer assets in a Variable Investment Option to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.
Contractholders and Participants will be notified of any material changes in the Contract or in the Variable Investment Options thereunder.

PURCHASE
Contributions
A minimum Account Value of $2,000 is generally required to rollover to an IRA. Otherwise, there is no minimum amount required to invest in the Product, and a Participant in a Plan may direct both vested and unvested amounts to the Product. Generally, subject to the Code and the terms of the applicable retirement arrangement, a Participant can make additional Contributions at any time during the Accumulation Period. However, after the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Because of this minimum, Plan and IRA Participants may be required to redirect any future Contributions less than that minimum amount to another investment option within the Plan or IRA after the Lock-In Date, and to transfer such Contributions as a Contribution to the Product only after they accumulate to the applicable minimum. Currently, a Participant must get the Company’s approval to make maximum aggregate Contributions in excess of $2.5 million, unless the Company is prohibited under applicable state law from requiring such prior approval.
If a Participant takes a complete withdrawal from the Product, the Company may restrict the right to allocate additional Contributions to the Product for up to 1 year after the complete withdrawal. A Participant in a Plan who takes a complete withdrawal from the Product will also be required to make a corresponding change to any allocation of future Contributions to the Contract to another investment option available under the Plan.
All Participant Contributions credited to an Account are vested and nonforfeitable for purposes of the Contract. Amounts that have not vested pursuant to the terms of the applicable Plan may be forfeited upon certain events, such as severance from employment, under the vesting requirements set forth in the applicable Plan, and subject to the requirements of ERISA.
To the extent permitted by law, the Company reserves the following rights: (i) to waive minimum Contribution amounts at any time; (ii) to waive restrictions on additional Contributions after a complete withdrawal; and (iii) to cease accepting new Contributions under a Contract at any time.
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Age Restrictions
For certain Contracts, a Participant may only make Contributions to the Product at the beginning of the calendar year the Participant will turn age 50. Other Contracts may allow for Contributions to the Product without age restriction.
Allocation of Contributions
Upon receipt of a Contribution (in good order at the SecurePath Service Center), it will be credited to the Participant’s Account in the form of Units of the applicable Variable Investment Option. The number of Units to be credited is determined by dividing the dollar amount allocated to the Variable Investment Option by the Unit value of that Variable Investment Option on the Business Day on which the Contribution is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar value of a Unit will vary in amount depending upon the investment experience of the applicable Variable Investment Option.
A Participant’s initial Contribution will be credited to the Participant’s Account no later than two Business Days after receipt of the Contribution in good order by the Company. The initial Contribution will generally be in good order if the Participant’s application or enrollment documentation is complete upon receipt at the SecurePath Service Center. If the application or enrollment documentation is not complete, the Company may contact a Participant to obtain the necessary information to complete the enrollment form. If the Company does not have the information necessary to credit the initial Contribution to the Participant’s Account within five Business Days after receipt of the initial Contribution, then the Company will either return the Contribution or obtain the Participant’s consent to continue holding the Contribution until the Company receives the necessary information.
Subsequent Contributions will be credited to the Participant’s Account with the applicable Units as of the Business Day on which the Contribution is received in good order at the applicable SecurePath Service Center. Subsequent Contributions received in good order after the close of a Business Day will be credited on the following Business Day.
At its discretion, the Company may give initial and subsequent Contributions (as well as transfers) received in good order by certain broker-dealers or retirement Plan recordkeepers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time by the Company.
Determination of Account Value
The value of a Participant’s Account will go up or down depending on the investment performance of the Variable Investment Option to which the Participant’s Account Value is allocated. There can be no guarantee that a Participant’s Account Value will increase, and a Participant may lose money by investing in the SecurePath for Life Product.
A Participant’s Account Value on any given Business Day will be equal to the number of Units of the Variable Investment Option credited to the Participant’s Account multiplied by the Unit value as of the close of that Business Day.
The Unit value of a Variable Investment Option is determined on each Business Day by subtracting (b) from (a) and dividing the result by (c), where equals the aggregate net asset value on that Business Day of all investments held by the Variable Investment Option; and
  equals the aggregate mortality and expense risk fees, administrative charges, and guaranteed income benefit fees accrued as of that Business Day; and
  equals the total number of Units held in the Variable Investment Option on that Business Day before the purchase or redemption of any Units on that Business Day.
The Unit value for each Variable Investment Option is calculated each Business Day after the close of the New York Stock Exchange.
Variable Investment Options
Upon selecting participation in the SecurePath for Life Product, your Contributions will be invested in one of the following Variable Investment Options. As a condition to participating in the Contract, you will be assigned to a Variable Investment Option based on your birth year. This Variable Investment Option in turn invests in an Underlying Fund, which is a target date fund. You may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option.
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The following table shows how you would be assigned to a particular Variable Investment Option, and also shows the corresponding Target Date Fund for that Variable Investment Option and its respective target asset allocations as of January 31, 2026. Please see the underlying Target Date Funds’ prospectus and/or supplements for any updates to these target allocations. Information is provided for all Target Date Funds that may become available under the Contract.

Birth Year of Participant	Variable Investment Option	Underlying Fund (Investor Share Class)	Underlying Fund Target Asset Allocation
1952 or earlier	SecurePath for Life Retirement Income	Vanguard Target Retirement Income Fund	~30% in stocks / ~70% in bonds and short-term investments
1953-1957	SecurePath for Life 2020	Vanguard Target Retirement 2020 Fund *	~ 38%in stocks /~62% in bonds and short-term investments
1958-1962	SecurePath for Life 2025	Vanguard Target Retirement 2025 Fund	~51% in stocks /~49% in bonds and short-term investments
1963-1967	SecurePath for Life 2030	Vanguard Target Retirement 2030 Fund	~61% in stocks /~39% in bonds and short-term investments
1968-1972	SecurePath for Life 2035	Vanguard Target Retirement 2035 Fund	~69% in stocks /~31% in bonds and short-term investments
1973-1977	SecurePath for Life 2040	Vanguard Target Retirement 2040 Fund	~76% in stocks /~24% in bonds and short-term investments
1978-1982	SecurePath for Life 2045	Vanguard Target Retirement 2045 Fund	~84% in stocks / ~16% in bonds and short-term investments
1983 or later	SecurePath for Life 2050	Vanguard Target Retirement 2050 Fund	~90% in stocks / ~10% in bonds and short-term investments
*Not available for New York Contracts.
Each Target Date Fund pursues its investment objectives by investing in other Vanguard mutual funds according to its current asset allocation strategy. Each Target Date Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. To the extent the Target Date Fund invests more of its assets in bonds and short-term investments, it will typically be less volatile than a Target Date Fund investing more of its assets in stocks.
The Vanguard Target Retirement Income Fund invests in other Vanguard mutual funds according to an asset allocation strategy designed for investors currently in retirement. The other Target Date Funds pursue an asset allocation strategy designed for investors planning to retire in or within a few years of the target retirement date.  The asset allocation of each Target Date Fund, other than the Retirement Income Fund, will become more conservative over time meaning that the percentage of assets allocated to stocks will decrease while the percentage of assets allocated to bonds and other fixed income investments will increase. Within seven years after the target date noted in the Target Date Fund’s name, the Target Date Fund’s asset allocation should become similar to that of the Vanguard Target Retirement Income Fund. The Vanguard Target Retirement Income Fund maintains a static asset allocation strategy. The Target Date Funds available through the Variable Investment Options under the Contract are designed to manage the risk of the Company in offering the guaranteed lifetime withdrawal benefit.
In addition, information regarding each Underlying Fund, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in the Appendix: Investment Options Available Under the Contract Each underlying fund portfolio has issued a prospectus that contains more detailed information about its investment holdings, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting our Administrative Office at (866)287-8388 or by visiting our website at www.transamerica.com.
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Money Market Variable Investment Option for Temporary Investment. The Money Market Variable Investment Option is not currently available for Contributions, but may be used for the purpose of holding investments on a temporary basis in the event that a Target Date Fund were no longer available, due to liquidation, closure, or otherwise. For example, if a Target Date Fund were to liquidate, assets may be transferred to the Money Market Variable Investment Option on a temporary basis until an appropriate substitute Variable Investment Option has been made available and approved by any applicable regulatory authorities. In the event that an appropriate substitute Variable Investment Option cannot be made available, a Participant may elect to receive a distribution of the Guarantee Value under the Contract in lieu of a continued investment in the Money Market Variable Investment Option.
In order to avoid the Money Market Fund (i.e., the Underlying Fund of the Money Market Investment Option) from having a negative yield, its investment adviser, Transamerica Asset Management, Inc. (“TAM”) or an affiliate, may waive fees or reimburse the fund’s expenses. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Money Market Fund to TAM or its affiliates. There is no guarantee that the fund will be able to avoid a negative yield.
Substitution. The Company may substitute one or more of the Underlying Funds used as investment options. The Company may also cease to allow investments in existing Underlying Funds. To the extent required by applicable law, the Company will seek the approval of the SEC and any necessary state insurance departments before taking such actions, and provide any required notices to Contractholders.
When the asset allocation of a Target Date Fund, other than the Vanguard Target Retirement Income Fund, becomes similar to that of the Vanguard Target Retirement Income Fund, which follows a static asset allocation strategy designed for investors currently in retirement, the board of directors of the Target Date Fund may determine that it is in the best interest of Target Date Fund shareholders to combine the Target Date Fund with such Retirement Income Fund. Target Date Fund shareholders will be notified in advance of such a combination, and once the combination occurs, a Participant’s Account Value in a Variable Investment Option that had been invested in a Target Date Fund will instead be invested in the Vanguard Retirement Income Fund. To the extent required by applicable law, the Company will seek the approval of the SEC and any necessary state insurance departments for the substitution of the Target Date Fund with the Vanguard Retirement Income Fund.
EXPENSES
Transaction Expenses
Transfers. Participants will be assigned to a Variable Investment Option based on birth year. A Participant may not select another Variable Investment Option available under the Contract, and will not have the opportunity to transfer to another Variable Investment Option.
Withdrawals. A Participant may withdraw or transfer out all or a portion of the amount credited to the Participant’s Account at any time during the Accumulation Period and prior to his or her death.
The Product provides a guaranteed lifetime withdrawal benefit under which the Company guarantees that a Participant, after establishing a Lock-In Date, will be able to receive the Guaranteed Income Amount during each Annual Period, first as withdrawals from the Account Value and, if necessary, as payments from the Company. See Guaranteed Income Amount.
Any withdrawal or transfer out is subject to applicable limitations of the Participant’s Plan or IRA well as the provisions of the Code. Retirement Plans typically permit withdrawals only upon severance of employment, death, disability, attaining a minimum age or for certain hardship withdrawals. Depending upon the provisions of the Plan, transfers to other investment options offered under your employer’s Plan may be permitted.
If spousal consent rules apply to a Participant’s Plan, a Participant may be required to obtain spousal consent prior to withdrawing amounts from the Participant’s Account, including withdrawals of the Guaranteed Income Amount. With respect to withdrawals of the Guaranteed Income Amount under such a Plan, spousal consent must be obtained at the Lock-In Date. Material changes to a Participant’s marital status (such as marriage after the Lock-In Date), or to a Participant’s investment in the Product (such as a Contribution after the Lock-In Date) may require subsequent spousal consent for withdrawals of the Guaranteed Income Amount after the Lock-In Date.
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There are no withdrawal fees or redemption charges, but the Participant may be restricted from allocating new Contributions to the Product for up to one year after a complete withdrawal or transfer out of the Account. A complete withdrawal or transfer out of the Account will terminate the guaranteed lifetime withdrawal benefit. After the one year waiting period, a Participant may allocate new Contributions to the Product and thereby establish a new Income Base and new guaranteed lifetime withdrawal benefit. At the time of allocating new Contributions after a previous complete withdrawal, a Participant should consider the fees and expenses in effect at that time as disclosed in the prospectus, since fees and expenses may change as provided under Insurance and Administrative Charges.
Withdrawals from a Plan or IRA are generally taxed as ordinary income. In addition, a penalty tax may be payable under the Code upon the early withdrawal of amounts from an Account, to the extent they are also withdrawn from the Plan or IRA. See Tax Information below.
Transfers out of the Account will be considered withdrawals for purposes of determining the Income Base used to calculate the Guaranteed Income Amount. To the extent a Participant’s withdrawals after the Lock-In Date are in excess of the Guaranteed Income Amount during an Annual Period, they may be considered Excess Withdrawals which will reduce the Participant’s Income Base, and therefore reduce the Guaranteed Income Amount for future periods. All withdrawals prior to the Lock-In Date will be treated as Excess Withdrawals.
Retirement Plan Loans. Certain Plan arrangements may permit Participant loans. A Participant’s Account Value in the Product will be considered in determining the amount available to the Participant for a Plan loan, but amounts will not be withdrawn from the Product in order to fund a Plan loan. As a result, a Participant may be required to initiate a transfer out of the Product, if the Participant wishes to access amounts in the Product in order to fund a Plan loan. Such a transfer may constitute an Excess Withdrawal for purposes of calculating the Income Base, and therefore reduce the Guaranteed Income Amount available to the Participant for future periods. When a Participant repays a Plan loan, the payment amounts are invested based on the Participant’s standing directions for allocating Plan Contributions. If the Participant has directed certain amounts to be invested in the Product, such repayment amounts will be treated as new Contributions to the Product.
Payment of Withdrawal Amount  The Account Value withdrawn will be determined on the Business Day on which a request for a withdrawal is received by the Company in good order. For a complete withdrawal, the Participant will receive a full withdrawal of the Participant’s Account Value as determined on that Business Day by multiplying the number of Units in the Participant’s Account by the Unit value (on that Business Day). For a partial withdrawal, the Participant’s Account will be reduced by the number of Units obtained by dividing the amount of the withdrawal by the Unit value for that Business Day. A full or partial withdrawal payment will be made within seven days after receipt of the written request in good order.
Automatic Withdrawals. The Company offers an automatic withdrawal feature that enables a Participant to receive periodic withdrawals in monthly, quarterly, semi-annual or annual intervals. The Company processes automatic withdrawals at the end of the Business Day at the interval selected. These automatic withdrawals will continue until the Participant elects to terminate them.
At the Lock-In Date, a Participant must elect the schedule by which the Participant will receive the Guaranteed Income Amount pursuant to these automatic withdrawals. Prior to the Lock-In Date, any automatic withdrawals would constitute Excess Withdrawals that reduce the Participant’s Income Base.
Suspension of Payments or Transfers. The Company may be required to suspend or postpone payments made in connection with withdrawals or transfers  of  Account  Value  for  any  period  when  (a)  the  New  York  Stock  Exchange  is  closed  (other than customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) the SEC has declared an emergency, during which sales and redemptions of shares of the Underlying Funds are not feasible or the shares cannot reasonably be valued; or (d) the SEC, by order, permits suspension or postponement of payments for the protection of investors.
Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require the Company to reject a Participant’s Contribution and/or to “freeze” a Participant’s Account. If these laws apply in a particular situation, then the Company would not be allowed to pay any request for withdrawals or Death Benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. The Company may also be required to provide information about a Participant and a Participant’s interest in a Contract to government agencies or departments.
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BASE CONTRACT EXPENSES
Insurance and Administrative Charges
The Company assesses daily charges against the net assets of the Variable Investment Options, consisting of mortality and expense risk fees, administrative charges, and guaranteed income benefit charges. The mortality risk portion of the charges compensates the Company for assuming the risk that the Participant will live longer than expected based on life expectancy tables, thereby causing the Company to pay greater than expected benefits. The expense risk portion of the charge compensates the Company for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative portion of the charge compensates the Company for overall administrative costs, including costs of preparation and issuance of the Contracts, recordkeeping, preparing confirmations and annual reports, legal and accounting services, and insurance filings. The guaranteed income benefit charge relates to the guaranteed lifetime withdrawal benefit provided under the Contract.
If these charges do not cover the Company’s actual costs, then the Company absorbs the loss. If the charges more than cover actual costs, then the excess is added to the Company’s surplus. The Company expects to profit from these charges. The Company may use any profit for any proper purpose, including distribution expenses.
The mortality and expense risk fees, administrative charges and guaranteed income benefit charges equal,   on an annual basis, the following percentages of the net asset value of the Variable Investment Options:

	Maximum	Current
Mortality and Expense Risk Fees	0.10%	0.10%
Administrative Fees	0.45%	0.45%
Guaranteed Income Benefit Charge	1.40%	0.90%
Total Pooled Account Annual Expenses	1.95%	1.45%

The Company reserves the right to increase the guaranteed income benefit charge up to a maximum of 1.40% for the Contracts upon 90 days’ prior written notice of the change, although we have no current intention to do so. Any increases in this charge would apply to the daily value of the Variable Investment Options upon the applicable effective date. Any increases in the charge may vary by type of Plan or program, including IRAs.
Annual Contract Charge
The Company reserves the right to deduct an annual contract charge not to exceed $50 from a Participant’s Account to reimburse the Company for administrative expenses relating to the maintenance of the Contracts. The Company currently waives this fee, but may, in the future, impose this charge in accordance with the provisions of the Contracts.
The Company also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in the Company’s costs or in the services required from the Company. For example, waivers may be granted for Contractholders with large numbers of Participants with large Account balances or for Contractholders which assume certain administrative expenses which the Company would otherwise bear. We will not reduce, waive or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person.
If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. The Company does not anticipate any profit from this charge.
Underlying Fund Fees
When a Participant makes Contributions or transfers into the Account, the Participant’s assets will be directed to a Variable Investment Option investing in the Target Date Fund applicable based upon the Participant’s birth year. The value of the assets in each Variable Investment Option reflects the fees and expenses paid by the underlying Target Date Fund, including investment advisory fees and other expenses. A Participant will bear these charges and expenses, in addition to the expenses of the Contract described above. As provided in the Target Date Funds’ prospectus dated January 31, 2026 the total annual fund operating expenses for each of the Target Date Funds is 0.08% This reflects operating expenses incurred by the Target Date Funds during their last fiscal year end. Actual Target Date Fund expenses may vary significantly. Please see the prospectus for the Target Date Funds for additional information about the Target Date Fund fees and expenses.
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Transamerica BlackRock Government Money Market VP, an Underlying Fund which is not available for allocations or transfers, had total net annual portfolio operating expenses of 0.54% for the fiscal year ended December 31, 2025.
Premium Tax
Under the laws of certain jurisdictions, premium taxes may apply to Participants that elect to purchase a Fixed Annuity. These taxes currently range from 0% to 3.5%. Any applicable premium taxes will generally be deducted from a Participant’s Account when it is applied to purchase a Fixed Annuity.
Retirement Plan Fees and Credits
A Participant in a Plan may be subject to administrative fees or charges that are levied against the Accounts of Participants in the Plan, including Participant head charges and Plan service fees. Any such administrative fees would be in addition to the fees and charges described for the SecurePath for Life Product. As authorized by the Plan sponsor, such fees may be deducted directly from Participant Accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee deduction from a Participant’s Account will not be treated as an Excess Withdrawal for purposes of calculating the Guaranteed Income Amount. In addition, Plan sponsors may direct that certain administrative fee credits or reimbursements may be deposited directly into Participant Accounts, including the Participant’s Account in the SecurePath for Life Product. Such a fee credit to a Participant’s Account will not be credited as a Contribution that increases a Participant’s Income Base.
GENERAL DESCRIPTION OF THE CONTRACT
Ownership
You, as Owner of the Contract, exercise all rights under the Contract. You can generally change the Owner at any time by notifying us in writing at our Administrative Office. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on Your ability to change the ownership of a qualified Contract. An ownership change may be a taxable event.
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Beneficiary
The Beneficiary is named through documentation signed with the Plan or IRA Account administrator. The Participant may change the Beneficiary at any time before the Participant dies. A change of Beneficiary will take effect on the date the change request form is signed, provided that the form is received in good order at the SecurePath Service Center. If the Participant elects joint coverage under the Contract, the spouse must be named as the Beneficiary of the Account. If a Participant fails to name a Beneficiary, or if the named Beneficiary is deceased at the time of the Participant’s death, the Company may, at its option, pay the Death Benefit in a lump sum to the Participant’s estate.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the standard benefits available under the Contract. There are no optional benefits available under the Contract.
Name of Benefit	Purpose	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Guaranteed Lifetime Withdrawal Benefit	This benefit focuses on providing guaranteed lifetime periodic withdrawals, regardless of market performance, on a single or joint life.	1.95%
  Must be 50 years of age to invest and begin to grow the Income base needed to realize Benefit.
  Benefit may be activated as early as age 55.
  Benefit terminates upon annuitization.
  Investment option is limited to a designated Underlying Target Date Fund based on your birth year and scheduled retirement date (age 65).
  Taking a withdrawal before locking in the benefit reduces the Guaranteed Income Amount.
  Taking withdrawals in excess of the Guaranteed Income Amount will reduce the Income Base, which will reduce future income payments.

Death Benefit	Participant dies before the Annuity Purchase Date, the value of his/her Accumulation Account will be paid to the beneficiary.	No Charge	Only payable if the Participant dies before the Annuity Purchase Date,

Guaranteed Lifetime Withdrawal Benefit
The SecurePath for Life product guarantees a Participant’s ability to receive a designated amount (called the “Guaranteed Income Amount”) from the SecurePath for Life Product during each Annual Period for life, first as withdrawals from the Account Value and, if necessary, as payments from the Company. The Guaranteed Income Amount is the maximum amount that can be withdrawn annually without affecting future Guaranteed Income Amounts and is calculated by reference to a percentage of a value, called the Income Base. The Income Base is equal to the initial Contribution to the Variable Investment Option, and is thereafter increased by subsequent Contributions and reduced for certain withdrawals that are considered to be Excess Withdrawals. On the Annual Step-Up, if the Participant’s Account Value exceeds the current Income Base, then the Income Base will be increased to the Participant’s Account Value.
The SecurePath for Life Product is designed to provide an annual income amount for life and may be appropriate for investors who intend to make periodic withdrawals from their Account, and wish to ensure that market volatility will not have a negative impact on the ability to receive annual income.
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Please note:
A Participant cannot carryover any portion of his/her Guaranteed Income Amount that is not withdrawn during an Annual Period for withdrawal in a future Annual Period. This means that if a Participant does not take the full Guaranteed Income Amount during an Annual Period, then that Participant cannot take more than the Guaranteed Income Amount in the next Annual Period without affecting the Income Base used to calculate the Guaranteed Income Amount.
A Participant’s investment in the SecurePath for Life Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option. See “Annuity Options- (The Income Phase).”
Income Base. The Income Base is used to calculate the Guaranteed Income Amount that a Participant will be entitled to receive. The Income Base is not a cash value, a surrender value, or a Death Benefit. It is not available for withdrawal, is not a minimum return for a Variable Investment Option, and is not a guarantee of Account Value.
When a Participant contributes to a Variable Investment Option, the initial Income Base is equal to the Account Value. The Income Base is subsequently increased by each Contribution made to the SecurePath for Life Product, including new Contributions and transfers made from other investment options available in the Participant’s retirement Account. The Income Base is subsequently reduced due to a Participant’s withdrawal from the SecurePath for Life Product to the extent it is an Excess Withdrawal (see Withdrawals below). Transfers out of the SecurePath for Life Product to other investment options offered in a retirement Plan or IRA constitute withdrawals for the purposes of this determination.
Each Excess Withdrawal reduces the Income Base by the amount of the “Income Base Adjustment.” The Income Base Adjustment equals the greater of (a) the amount of the Excess Withdrawal, or (b) the amount of the Excess Withdrawal multiplied by the ratio of the Income Base (before the Excess Withdrawal) to the Account Value (before the Account Value is reduced by the amount of the Excess Withdrawal). The Income Base Adjustment may reduce the Income Base by more than the dollar amount of the Excess Withdrawal; in particular, the Income Base Adjustment will be greater than the Excess Withdrawal if the Participant’s Account Value is  less than the Income Base. A Participant with an Income Base significantly higher than the Participant’s Account Value should consider that there will be a significant reduction to the value of the guaranteed lifetime withdrawal benefit as a result of an Excess Withdrawal. An Excess Withdrawal that reduces a Participant’s Income Base to zero terminates the guaranteed lifetime withdrawal benefit.
If the Account Value is greater than the current Income Base on the Participant’s birthday (or the next Business Day after the Participant’s birthday, if not a Business Day), then the Participant’s Income Base will be re-set to equal the Account Value on that date. The date of this annual adjustment to the Income Base is referred to as the “Annual Step-Up.”
To see several examples of how the Income Base is calculated, see Example 1 in the section titled Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.
Timing of Income Base Updates.  Transactions effecting a change in a Participant’s Income Base will be reflected in the Income Base calculation generally within 48 hours. Participants seeking to establish a Lock-In Date are advised to confirm the applicable Income Base and Guaranteed Income Amount with the Company, if they have made a Contribution or withdrawal within the past 48 hours. Participants that make Contributions or withdrawals within 48 hours of a scheduled withdrawal of the Guaranteed Income Amount may not see any applicable increase or decrease in the Guaranteed Income Amount reflected until the next scheduled Guaranteed Income Amount withdrawal.
Guaranteed Income Rate Table  The Company may maintain one or more Guaranteed Income Rate Tables, each of which sets forth a series of percentage rates called the Guaranteed Income Rates. The Guaranteed Income Rates vary depending on the Participant’s Benefit Age and whether the Participant has elected single life or joint coverage. Each Contribution that a Participant makes will be attached to a Guaranteed Income Rate Table at the time of the Contribution.
The Guaranteed Income Rate Table currently in effect as of the date of this prospectus is set forth below. The Company reserves the right to establish one or more new Guaranteed Income Rate Tables, under which the Guaranteed Income Rates could be increased or reduced, depending upon changes in the interest rate environment and overall market conditions. The Company will provide at least 30 days’ prior written notice of any change to the Guaranteed Income Rate Table. Any change to the Guaranteed Income Rate Table will not be applied to existing Contributions, and will only affect future Incremental Contributions to the Contract (as further described below).
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Age at Lock-In Date	Single Life	Joint Coverage(1)(2)	Age at Lock-In Date	Single Life	Joint Coverage(1)(2)
< 50	N/A	N/A	65	4.50%	4.00%
50-54	N/A	3.00%	66	4.60%	4.10%
55	3.50%	3.00%	67	4.70%	4.20%
56	3.60%	3.10%	68	4.80%	4.30%
57	3.70%	3.20%	69	4.90%	4.40%
58	3.80%	3.30%	70	5.00%	4.50%
59	3.90%	3.40%	70	5.10%	4.60%
60	4.00%	3.50%	72	5.20%	4.70%
61	4.10%	3.60%	73	5.30%	4.80%
62	4.20%	3.70%	74	5.40%	4.90%
63	4.30%	3.80%	75	5.50%	5.00%
64	4.40%	3.90%

(1) Based upon the age of the Younger Spouse
(2) A Participant must attain age 55 to elect a Lock-In Date, and a spouse must attain age 50 for a participant to elect a Lock-In Date under Joint Coverage.

For any Contribution after the Company has established more than one Guaranteed Income Rate Table, the Guaranteed Income Rate Table that applies to the Contribution will depend on whether it is an “Incremental Contribution”, which is that portion of a Contribution that exceeds all Outstanding Excess Withdrawals at the  time of Contribution. Outstanding Excess Withdrawals are equal to the total amount of outstanding Excess Withdrawals that have not been “paid back” by a subsequent Contribution. For avoidance of doubt, a Participant’s initial Contribution to the SecurePath for Life Product is an Incremental Contribution.
An Incremental Contribution will be attached to the Guaranteed Income Rate Table in effect at the time of the Incremental Contribution. A Contribution (or any portion of that Contribution) that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated as of the Participant’s last Incremental Contribution.
Blended Guaranteed Income Rate. A Participant’s Blended Guaranteed Income Rate will initially be determined when the Participant chooses to lock-in the guaranteed lifetime withdrawal benefit on the Lock-In Date, and is calculated based upon the weighted average of the Guaranteed Income Rates applicable to each Incremental Contribution made to the Contract (which Guaranteed Income Rates will be different if the Participant has contributed under different Guaranteed Income Rate Tables). The Guaranteed Income Rate applicable to an Incremental Contribution depends on the applicable Guaranteed Income Rate Table at the time the Incremental Contribution was made, the Participant’s Benefit Age on the Lock-In Date (or at the time of the Incremental Contribution if it is made after the Lock-In Date), and whether the Participant has elected single life or joint coverage. The calculation of the Blended Guaranteed Income Rate is designed to prevent Participants from making Excess Withdrawals solely to re-deposit as a Contribution at a higher Guaranteed Income Rate. Because of this feature, Participants should note that a Contribution may be attached to a Guaranteed Income Rate different than that in the currently effective Guaranteed Income Rate Table if the Participant has made previous Excess Withdrawals.
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The Blended Guaranteed Income Rate will be calculated pursuant to the following formula:
(A+B+C…)	divided by the Sum of All Incremental Contributions (after giving effect to the new Incremental Contributions), where

A =	Sum of Incremental Contributions under Guaranteed Income Rate Table 1 multiplied by the applicable Guaranteed Income Rate under Table 1
B =	Sum of Incremental Contributions under Guaranteed Income Rate Table 2 multiplied by the applicable Guaranteed Income Rate under Table 2
C =	Sum of Incremental Contributions under Guaranteed Income Rate Table 3 multiplied by the applicable Guaranteed Income Rate under Table 3

The Blended Guaranteed Income Rate is calculated based upon the Guaranteed Income Rate Table attached to each Incremental Contribution; increases in the Income Base due to the Annual Step-Up are not considered Contributions and are not considered in calculating the Blended Guaranteed Income Rate.
To see several examples of how the Blended Guaranteed Income Rate is calculated, see Example 2 in the section titled “Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.”
If the Participant does not have any Outstanding Excess Withdrawals, then the Guaranteed Income Rate applied to Contributions made after the Lock-In Date is based on the Participant’s Benefit Age at the time of the additional Incremental Contribution and the Guaranteed Income Rate Table then in effect. See Contributions After the Lock-In Date for further information regarding the calculation of the Blended Guaranteed Income Rate if Contributions are made after the Lock-In Date.
Lock-In of Guaranteed Income Amount  The Guaranteed Income Amount will initially be determined on the Lock-In Date, based on the Blended Guaranteed Income Rate multiplied by the Income Base. The Guaranteed Income Amount must equal at least $250. The Guaranteed Income Amount will subsequently be recalculated based on any change in the Income Base or the Blended Guaranteed Income Rate due to Contributions, Excess Withdrawals or the Annual Step-Up.
The Guaranteed Income Amount is the amount that the Company guarantees that a Participant will receive annually for life after the Lock-In Date, first as withdrawals from the Account Value and, if necessary, as payments from the Company. A Participant can receive a payment equal to the Guaranteed Income Amount during each Annual Period, even if market performance and/or previous withdrawals consisting solely of the annual Guaranteed Income Amount have reduced that Participant’s Account Value to $0. Before the Lock-In Date, the Guaranteed Income Amount is zero.
A Participant must be at least age 55 and, if applicable, must be entitled to make withdrawals under the terms of any applicable Plan to elect a Lock-In Date. A spouse must also attain age 50 for a Participant to elect a Lock-In Date and establish joint coverage. Typically, a Plan Participant must have retired or terminated employment to begin taking withdrawals of the Guaranteed Income Amount after the Lock-In Date. For some Plans, a Plan Participant may elect to take so-called “in-service” withdrawals from the Plan while continuing to be employed, provided that the Participant is at least age 59 ½. A Participant seeking to establish a Lock-In Date and take in-service withdrawals of the Guaranteed Income Amount must be fully vested in his or her Account Value in the SecurePath for Life Product under the terms of the applicable Plan. Once elected, a lock-In Date cannot be changed.
At the Lock-In Date, the Participant must make the following elections: (i) to establish joint or single life coverage; and (ii) to establish the automated payment schedule for withdrawals of the Guaranteed Income Amount (monthly, quarterly, or annually). If the Participant’s Plan is subject to spousal consent rules, the Participant must obtain a notarized spousal consent to the withdrawals of the Guaranteed Income Amount, in accordance with the provisions of the Plan. The foregoing elections and consents must be made in writing on the applicable Lock-In form provided by the SecurePath for Life Service Center.
Contributions After the Lock-In Date . After the Lock-In Date, a Participant may make additional Contributions to the Account, subject to a minimum Contribution of $5,000 under a Plan or $2,000 for an IRA. Additional Contributions will be applied to increase the Guaranteed Income Amount. The new Guaranteed Income Amount will be equal to the Income Base (after giving effect to the additional Contribution) multiplied by the then-effective Blended Guaranteed Income Rate. A Contribution after the Lock-In Date may change the Blended Guaranteed Income Rate. The portion of  the new Contribution that is an incremental Contribution (meaning that portion which is greater than Outstanding Excess Withdrawals) will be: (i) attached to the Guaranteed Income Rate Table then in effect; and (ii) will  receive the Guaranteed Income Rate from that table that would apply based upon the Participant’s Benefit Age at the time of the Incremental Contribution. If the Participant makes an Incremental Contribution after the Lock-In Date after attaining a higher Benefit Age, the Participant will receive the benefit of the higher Guaranteed   Income Rate applicable to that Benefit Age under the then-effective Guaranteed Income Rate Table.
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To see several examples of the impact of Contributions made after the Lock-In Date, see Example 3 in the section titled “Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.”
Election of Joint Coverage.  On the Lock-In Date, a Participant must make an election to establish joint or single life coverage. Joint coverage provides a Participant and the Participant’s spouse with the Guaranteed Income Amount annually, until the later of the death of the Participant or the Participant’s spouse. A Participant may elect joint coverage provided that he or she has attained the minimum age of 55 years old, and the Participant’s spouse is at least 50 years old, on the Lock-In Date. There is no additional charge for joint coverage, but a lower Guaranteed Income Rate will apply if a Participant elects joint coverage. In addition, the Guaranteed Income Rate will be based on the Participant’s Benefit Age, which is the age of the younger of the Participant or the Participant’s spouse if joint coverage applies.
Example:

Your age:	67
Your spouse’s age:	56
Benefit Age:	56
Income Base as of Lock-In Date:	100,000
Guaranteed Income Rate* (from Table above):	3.10%
Guaranteed Income Amount:	$3,100

*  Example assumes no changes to the Guaranteed Income Rate Table during the times of Contributions.

Joint coverage can only apply to the person a Participant is legally married to, including a same-gender spouse, on the Lock-In Date. Additionally, joint coverage can only apply in a retirement Account if the spouse has also been designated as the Beneficiary of the Plan or IRA Account. The Company must receive proof of marriage and proof of the spouse’s age in order to establish joint coverage. However, for Plan Participants, the Plan rules control whether an individual is recognized as a spouse and is therefore eligible for the joint benefit.
The election to establish joint coverage is irrevocable after the Lock-In Date, and a Participant may not add or remove joint coverage after the Lock-In Date. Joint coverage will not apply to a new spouse that a Participant marries after the Lock-In Date, following divorce or the death of a spouse. If a Participant divorces the designated spouse, the Account Value and the applicable Income Base will be allocated between the Participant and the designated spouse as directed by court decree or other valid legal order.
If a Participant has maintained an investment in the SecurePath for Life Product, and dies before establishing a Lock-In Date, the assets in the Account will be held in the name of the surviving Beneficiary that has been directed. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s Plan or IRA. If the surviving spouse maintains an investment in the Contract, the Participant’s Birthday will continue to be used to determine Annual Step-Ups. The surviving spouse will be entitled to elect a Lock-In Date after attaining the age of 55. At the Lock-In Date, the Guaranteed Income Rate will be determined based upon the surviving spouse’s age, using the joint coverage rate provided in the applicable Guaranteed Income Rate Table(s). If permitted by the terms of the Plan or IRA, the surviving spouse may also elect to take a complete withdrawal of the Account Value, and re-establish an Account under the SecurePath for Life Product in the surviving spouse’s own name. A surviving Beneficiary other than a spouse will only be entitled to receive the Account Value upon distribution of the retirement Account.
Withdrawals. A Participant may withdraw amounts from the Account at any time subject to the terms of the retirement Plan arrangement (See “Tax Information”). However, as described above, withdrawals made before the Lock-In Date will reduce the Income Base and will be treated as Excess Withdrawals.
In addition, once a Participant has established the Lock-In Date and is entitled to receive the Guaranteed Income Amount annually, withdrawals in excess of the Guaranteed Income Amount during an Annual Period will be Excess Withdrawals (subject to the exception for certain required minimum distributions described under “Required Minimum Distributions”) and will also reduce the Income Base and therefore the Guaranteed Income Amount for future years. For purposes of withdrawing the Guaranteed Income Amount, the applicable Annual Period will commence on the Participant’s birthday and end on the last Business Day preceding the Participant’s next birthday. If a Participant takes an Excess Withdrawal during an Annual Period, the Guaranteed Income Amount will be reduced to an amount equal to the Blended Guaranteed Income Rate multiplied by the Income Base, after giving effect to the Income Base Adjustment caused by the Excess Withdrawal.
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An Excess Withdrawal that has the effect of reducing a Participant’s Income Base to zero will terminate the guaranteed lifetime withdrawal benefit.
An example relating to the withdrawal of the Guaranteed Income Amount is provided below. The example assumes that all Contributions are made under the currently effective Guaranteed Income Rate Table.
To see an example of the impact of taking a Withdrawal after the Lock-In Date, see Example 4 in the section titled “Appendix: Examples of Guarantee Lifetime Withdrawal Benefit Calculations.”
A withdrawal of the Guaranteed Income Amount may consist of (a) an actual withdrawal of funds out of the Plan or IRA, (b) a transfer of funds out of the SecurePath for Life Product into another investment option available within the Plan or IRA, or (c) a forfeiture of an unvested employer Contribution directed to the SecurePath for Life Product. A Participant withdrawing funds from a Plan or IRA may be required to provide directions relating to the applicable investment options from which the withdrawal must be taken. In the absence of specific directions, the Plan or IRA administrator will withdraw assets from the funds available within the Plan or IRA in accordance with an established withdrawal sequence, which may withdraw amounts from the SecurePath for Life Product.
Required Minimum Distributions.  Required Minimum Distributions (“RMDs”) are minimum amounts that a retirement Account owner must withdraw annually, generally starting upon attaining their Required Beginning Date. In certain circumstances, a Participant may be required to withdraw an RMD during an Annual Period in excess of the Guaranteed Income Amount. Any RMD withdrawal initiated by the Participant that exceeds the Guaranteed Income Amount for the Annual Period will be treated as an Excess Withdrawal. If the RMD withdrawal is made under the Automatic RMD Withdrawal Feature of the SecurePath for Life Product, it will not be treated as an Excess Withdrawal.
A Participant may elect the Automatic RMD Withdrawal Feature to ensure that withdrawals of the RMD amount are not potentially treated as Excess Withdrawals when determining the Guaranteed Income Amount for future Annual Periods. This election may be made at the Lock-In Date or thereafter.
Example:

Annual Period:	January 16, Year 1 January 15, Year 2
Guaranteed Income Amount:	$5,000
Required Minimum Distribution (for prior calendar year ):	$10,000
Withdrawal on July 1, Year 1:	$2,500
Withdrawal on September 1, Year 1:	$2,500

In this example, the Participant has established an Automatic RMD Withdrawal Feature, and the applicable RMD amount for Year 1 is determined to be $10,000. The Participant’s Guaranteed Income Amount for the Annual Period running from January 16, Year 1 through January 15, Year 2 is $5,000. The Participant withdraws $2,500 on July 1, of the previous year, and then subsequently withdraws $2,500 on September 1, Year 1. The Participant has therefore withdrawn the full Guaranteed Income Amount for the Annual Period.
During the 4th quarter of each year, the Company will determine whether an adequate RMD amount has been distributed for the applicable calendar year in relation to the Participant’s entire retirement account balance. The Company will then make a distribution of any remaining RMD amount from the Participant’s Account. For a Plan Participant, a distribution may also be made from other investment options available under the Participant’s retirement arrangement held with the Company’s affiliated retirement Plan administrator. This additional RMD amount  will be taken first from other investment options if available, prior to withdrawing funds from the SecurePath for Life Product. Under the example above, assuming that the Participant’s entire retirement plan account is held in the Contract, the Company will make an additional distribution of $5,000 prior to the end of the calendar year. This $5,000 distribution will not be treated as an Excess Withdrawal.
Please note: Election of the Automatic RMD Withdrawal Feature may restrict a Participant’s flexibility to manage required minimum withdrawals across multiple investments. In addition, any RMD amount  taken prior to the Lock-In Date will be considered an Excess Withdrawal.
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Portability.  A Plan Contractholder may exercise certain rights under the Contract that may affect Participants, including termination of the Contract, termination of the Plan, or the transfer of the assets held under the Contract to another investment fund. In addition, certain Plans may contain provisions requiring a distribution of a Participant’s Account upon severance from employment. Such a forced distribution from the Contract may negatively impact any guarantee provided by the Product, including the receipt of the Guaranteed Income Amount.
Participants in a Plan may be eligible to rollover to an IRA Contract upon severance from employment or upon termination of the Contract by the Plan Contractholder. Upon rollover of the Account Value to an IRA, the Company will issue a Contract or certificate that reflects the Income Base that the Participant had established under the Plan. If the Participant establishes a Lock-In Date while in Plan, the IRA certificate or Contract will be issued with the same Guaranteed Income Amount. An IRA Contract may not be available to Participants in all states. If a Participant does not rollover the full Account Value in the Contract, the amount withdrawn from the Contract will be treated as a withdrawal and may constitute an Excess Withdrawal, for purposes of calculating the Income Base and the Guaranteed Income Amount that is transferred to the Participant under the IRA Contract.
In the event a Plan Contractholder exercises rights under the Contract that force a distribution to Participants, a Participant who is not otherwise eligible to rollover the Account Value to a SecurePath for Life IRA will receive the greater of the Account Value or the Guarantee Value. Upon such a forced distribution, the Company will waive any minimum investment requirement to establish an IRA. The Guarantee Value shall be calculated based on the present value of the Participant’s future Guaranteed Income Amount payments, determined under specified assumptions as defined in the Glossary.
Settlement Phase.  After the Lock-In Date, a Participant may continue to receive payments of the Guaranteed Income Amount for the lifetime of the Participant (and the Participant’s spouse if joint coverage is elected), even if these cumulative withdrawals reduce the Participant’s Account Value to zero. A Participant enters the “Settlement Phase” during any Annual Period after the Lock-In Date that the Participant’s Account Value declines to zero if the Participant’s Income Base is greater than zero at that time.
During the Settlement Phase, payments of the Guaranteed Income Amount will continue until the death of the Participant (or, if joint coverage has been selected, the death of the Participant’s spouse, if later) but all other rights and benefits under the Contract, including Death Benefits, terminate. A Participant may not make any additional Contributions during the Settlement Phase, and a Participant cannot purchase an annuity option once the Settlement Phase begins.
During the Settlement Phase, the payments of the Guaranteed Income Amount will come directly from the applicable Company. Quarterly statements and other Account information relating to a Participant’s Plan or IRA retirement Account will no longer reflect an investment in the SecurePath for Life Product.
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Termination of Benefit..  A Participant’s Guaranteed Income Amount benefit terminates:
  If the Participant takes an Excess Withdrawal that causes the Account Value to be zero;
  Upon the Participant’s death (or the death of the Participant and the Participant’s spouse if joint coverage was elected);
  Upon the Participant’s election to begin receiving a Fixed Annuity;
  Upon the election of the Contractholder to terminate the Contract, provided that a Plan Participant  in the Settlement Phase will continue to receive payments of the Guaranteed Income Amount regardless of termination of the Contract by the Plan Contractholder.

ANNUITIZATION (THE INCOME PHASE)

The SecurePath for Life Product offers a Guaranteed Lifetime Withdrawal Benefit, described under “Guaranteed Income Amount,” which permits a Participant to receive a Guaranteed Income Amount annually for the lifetime of the Participant, first as withdrawals from the Participant’s Account Value and, if necessary, as payments from the Company. A Participant also may elect to purchase one of several Fixed Annuity options available under the Contract. A Participant’s investment in the Product and receipt of the Guaranteed Income Amount will cease upon the election to purchase a Fixed Annuity option.
Because of the guaranteed lifetime withdrawal benefit offered under the Product, Participants should carefully consider whether the purchase of a Fixed Annuity Option is appropriate for them. In particular, Participants should consider that the election to purchase a Fixed Annuity option is irrevocable, and that Participants will lose the flexibility to withdraw amounts upon purchase of a Fixed Annuity. Participants should also carefully compare the Guaranteed Income Amount available to be withdrawn by a Participant against the income payments that would be available upon purchase of a Fixed Annuity.
Annuity Purchase Date
The Annuity Purchase Date is the date the Company receives (in good order at the SecurePath Service Center) written notice of a Participant’s election to purchase a Fixed Annuity option. The Accumulation Period and the Participant’s allocation to the applicable Variable Investment Option end on the Annuity Purchase Date. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity. The earliest a Participant may elect to purchase a Fixed Annuity option is upon eligibility to take withdrawals under the terms of the applicable retirement arrangement. The availability of Fixed Annuity options is subject to restrictions on withdrawals from employment-based retirement Plans under the Code or under the terms of the particular Plan. Depending upon the terms of the retirement Plan arrangement, a Participant may not be eligible   to elect a Fixed Annuity Option. For example, certain Plans may permit lump-sum distributions from the Plan upon severance from service, but may not offer annuities as a form of distribution option.
Fixed Annuity
Fixed Annuity payments are not made from the Separate Account assets but are made from the general Account of the Company which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general Account have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor is the general Account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period.
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Fixed Annuity Options
The following Fixed Annuity options may be available:
  Life Annuity — Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if the annuitant died prior to the date of the first annuity payment.
  Life Annuity With Period Certain — Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the Beneficiary will receive payments for the duration of the period. The period certain may be 5, 10, 15 or 20 years.
  Life Annuity With Cash Refund — Annuity payments will be made during the lifetime of the annuitant with the guarantee that, upon the annuitant’s death, if the total payments received are less than the Purchase Payment, any difference is paid in a lump sum to the Beneficiary.
  Specified Fixed Period Annuity — Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the Beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for 10, 15, 20, 25, or 30 years.
  Joint and Survivor Annuity — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”) with payments continued during the remaining lifetime of the contingent annuitant. At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%)  of  this  amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a joint and survivor annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit. If the contingent annuitant dies before the first annuity payment to the annuitant, the annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Joint and Survivor Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.
  Joint and Survivor Annuity With Period Certain — Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person (“contingent annuitant”). At the time of electing a contingent annuity, the Participant may elect that the annuity payments to the contingent annuitant be made in the same amount paid while both annuitants lived or a lesser percentage (such as 50%) of this amount. Annuity payments will be made for a period certain of any number of years between 5 and 20 years inclusive. In the event both annuitants die before the end of the period certain, payments will be made to the designated Beneficiary for the remainder of the period.
The Life Annuity With Period Certain, the Specified Fixed Period Annuity, and the Joint and Survivor Annuity With Period Certain may only be elected for a number of years that will not exceed an annuitant’s life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.
The annuity purchase rate will be the rate in effect as declared by the Company on the Annuity Purchase Date, provided that the annuity purchase rates for these Fixed Annuity benefits shall not exceed the maximum rates set forth in the Contract. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant’s Account Value on the Annuity Purchase Date, (ii) the annuity purchase rate applicable on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected. Annuity purchase rates are based on certain actuarial assumptions. As of the date of this prospectus, for newly issued Contracts, the maximum annuity purchase rates assume interest at a rate of 1.00%, and are based on the 2000 Annuity with Projection Mortality Table with respect to assumptions regarding an annuitant’s life expectancy.
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Tax-qualified Plans must generally provide by law that if a married Participant does not elect otherwise, and obtain the written consent of the Participant’s spouse, then retirement annuity benefits will be paid in the form of a joint and survivor annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living.
Payments to a Beneficiary Following the Annuitant’s Death
If any annuity payment is payable to the Beneficiary after the death of an annuitant on or after the Participant’s Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the Beneficiary. If the benefit is payable to more than one Beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving Beneficiary, the Company shall pay the commuted value of any remaining payments in a lump sum  cash payment to the estate of such last surviving Beneficiary in lieu of any further annuity payments.
Alternatively, the annuitant’s Beneficiary may direct in writing to the Company (at the SecurePath Service Center) that the commuted value of the annuity income payable after the death of the annuitant or contingent annuitant be paid to the Beneficiary in a lump sum. The commuted value referred to above is the present value of any annuity payments to be paid over the portion of the period certain remaining on the date the Company receives (in good order at the SecurePath Service Center) written notice of the Beneficiary’s election to receive the commuted value, discounted at the interest rate (compounded annually) applied to determine the annuity purchase rate of the annuitant’s Fixed Annuity.
Maturity Date
Upon the Maturity Date (the date of the IRA Participant’s 105th birthday, or earlier if required by state law), an IRA Participant’s certificate or interest in the SecurePath for Life Product will automatically mature. An IRA Participant must elect to purchase a Fixed Annuity option prior to the Maturity Date. At the Maturity Date, if no election has been made, an IRA Participant will automatically be converted to a Life Annuity (for single life coverage) or a Joint and Survivor Annuity (for joint coverage) providing annual income equal to the Guaranteed Income Amount.
DEATH BENEFIT

Calculation of Death Benefit
If a Participant dies before purchasing a Fixed Annuity under the Contract, then the Account Value will be paid to the selected Beneficiary (the “Death Benefit”), subject to the terms of any underlying Plan. If the Account Value has been reduced to zero, no Death Benefit is payable.
Beneficiary
The Beneficiary is the person or entity a Participant names to receive any Death Benefit. The Beneficiary is named through documentation signed with the Plan or IRA Account administrator. The Participant may change the Beneficiary at any time before the Participant dies. A change of Beneficiary will take effect on the date the change request form is signed, provided that the form is received in good order at the SecurePath Service Center.
If the Participant elects joint coverage under the SecurePath for Life Product, the spouse must be named as the Beneficiary of the Account.
If a Participant fails to name a Beneficiary, or if the named Beneficiary is deceased at the time of the Participant’s death, the Company may, at its option, pay the Death Benefit in a lump sum to the Participant’s estate.
Payment Options
Under Section 403(b), Section 457 and 408 (IRA) Contracts, and subject to the terms of the Plan or IRA, the Account Value will be paid to the Beneficiary in a lump sum or, if the Beneficiary is under the age of 75 at the time of the Participant’s death, the Beneficiary may elect to have the Account Value applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the Beneficiary in the year received. A Beneficiary should consider the possible tax advantages of electing a Fixed Annuity.
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Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan may require payment of the Death Benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for more detailed information.
In addition, the surviving spouse of a Participant that has elected a Lock-In Date and established joint coverage will, absent an alternative election, continue the investment in the SecurePath for Life Product and payments of the Guaranteed Income Amount. Such a surviving spouse has all rights of the deceased Participant, including the ability to name a new Beneficiary, provided that the surviving spouse may not change the form of joint coverage previously elected by the Participant. A surviving spouse of a Participant that has not elected a Lock-In Date may be eligible to continue the investment in the SecurePath for Life Product and elect a Lock-In Date. See Guaranteed Lifetime Withdrawal Benefit.
The information below generally applies to Participants who die after 2019. Post-death required distribution requirements are complex and frequently unclear.  Please consult with your tax advisor for information relating to required post-death distributions for a Participant who died prior to 2020 or for information specific to your own unique situation.
Upon a Participant’s death, if the Participant does not have a beneficiary who is an individual, the Participant’s entire interest in the Contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Participant died before the Participant was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Participant’s death if the Participant died after the Participant was required to begin receiving distributions under the contract. An exception may apply if the beneficiary is a trust and all of the trust beneficiaries are individuals. If the Participant has a Beneficiary, who is an individual, but is not an eligible designated beneficiary, the Participant’s entire interest in the Contract must generally be distributed by the end of the calendar year ending ten years after the date of death. A non-eligible designated beneficiary, will be required to take annual RMDs, if the decedent had attained their Required Beginning Date before death.
If the Participant has a Beneficiary who is an eligible designated beneficiary, the eligible designated beneficiary may choose to receive the Participant’s interest under the contract either:
by the end of the calendar year ending ten years after the date of death as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within by the end of the calendar year following the calendar year of the Participant’s death
An eligible designated beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Participant’s death:
  is the Participant’s spouse
  the Participant’s child who has not reached majority, but any remaining interest must be distributed within 10 years of the child reaches majority is disabled within the meaning of IRC section 72(m)(7)
  is chronically ill individual within the meaning of section 7702BI(2)
  is not more than 10 years younger than the employee
Beginning in 2024, if the Beneficiary is the Participant’s spouse, they may elect to be treated as the employee and distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained the applicable required beginning date age. If the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the Contract to the extent permitted by the Participant’s retirement arrangement.
If a lump sum payment is elected, the Account Value will be determined on the Business Day on which a certified copy of the death certificate evidencing the Participant’s death is received by the Company at the applicable SecurePath Service Center. If the Beneficiary is under age 75 at the time of the Participant’s death and elects a Fixed Annuity, the Account Value will be determined on the Business Day that the Beneficiary purchases the Fixed Annuity. For Section 401(a) and/or Section 401(k) Contracts, the underlying Plan should be consulted to determine the options available.
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LOANS

No Loans are available on this Contract.
TAX INFORMATION

The ultimate effect of federal income taxes on payments under the Contracts and on the economic benefit to the Participant, annuitant, payee and Beneficiary depends on the tax and employment status of the individual concerned.
The discussion which follows on the treatment of the Company and of the Contracts under U.S. federal income tax law is general in nature, is based upon the Company’s understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder and Participant contemplating investment in the SecurePath for Life Product should consult a qualified tax adviser.
Tax Treatment of the Company
TFLIC is taxed as a life insurance company under the Code. TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
TLIC is taxed as a life insurance company under the Code. TLIC has established a Separate Account (Separate Account VA FF), to hold the assets that are associated with the Contracts. The Separate Account was established under Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
The assets of a Pooled Account are held in the name of the applicable Company and legally belong to the Company. Investment income and gains from the assets of a Pooled Account are reinvested and taken into Account in determining the value of the Pooled Account. Under existing federal income tax law, the Company is generally entitled to deductions for increases in reserves; those deductions generally offset any taxable income generated by the Pooled Account.
In General
The Contracts are designed for use in connection with certain types of retirement Plans that receive favorable treatment under the Code. Numerous special tax rules apply to the Participants in Plans and IRAs and to Contracts used in connection with the Plans and IRAs. Violation of these rules can cause the Plan or IRA to lose its tax favored status under the Code. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Plans and IRAs and nothing stated here is intended to be tax or legal advice. State income tax rules applicable to Plans and IRAs often differ from federal income tax rules, and this prospectus does not describe any of these differences. Prospective purchasers of this Contract should seek competent advice.
Guaranteed Lifetime Withdrawal Benefit
One of the principal features of the Contract is a guaranteed lifetime withdrawal benefit (“GLWB”). There is no authoritative guidance from the IRS or Treasury on the effects on a Plan of the purchase of an annuity Contract with a GLWB feature. The following discussion identifies certain issues relating to the GLWB feature of the Contract that the Plan fiduciary should consider before purchasing a Contract. This discussion is not intended to be exhaustive. Plan fiduciaries should consult a tax and/or legal advisor before purchasing the Contract because the purchase the Contract could affect the qualification of the Contract and/or the Plan associated with the Contract.
Certain types of Plans are subject to nondiscrimination rules, which generally require that benefits, rights or features of the Plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a Plan, a prospective Plan fiduciary should consider the effect of the requirement that any Contributions after the Lock-In Date are subject to a minimum Contribution of $5,000 on the Plan’s compliance with applicable nondiscrimination requirements. In addition, a prospective Plan fiduciary should consider whether the age limitations applicable to Participants who wish to contribute to the Contract and the Target Date Funds in which these Contributions will be invested could affect the Plan’s compliance with the nondiscrimination rules.
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Certain types of Plans are subject to qualified joint and survivor annuity rules under Sections 401(a)(11) and 417 of the Code (“QJSA rules”), which provide rights to a spouse or former spouse of a Participant in certain circumstances. In such a case, the Participant may need the consent of the spouse or former spouse to change annuity options or to make a withdrawal or surrender the Contract. Although the manner in which the QJSA rules apply to the GLWB feature of the Contract is unclear, the Company believes that spousal consent is required at the time the Participant makes an election for single or joint life coverage. Plan fiduciaries should consider whether the Contract complies with these rules. In this regard, we are treating the Lock-In Date as the annuity starting date for purposes of obtaining the spousal consent required under the QJSA rules.
A prospective Plan fiduciary should also consider how the GLWB feature affects a Plan’s compliance with the nonforfeiture rules. For example, it is unclear whether the GLWB feature is part of the “balance of the employee’s Account” within the meaning of Section 411(a)(7) of the Code, and, if so, whether a discontinuance or adjustment in the GLWB (such as upon the Participant taking an “excess” withdrawal) could result in an impermissible forfeiture under Section 411(a) of the Code. The Company believes that even if the GLWB feature is part of the “balance of the employee’s Account” there would be no impermissible forfeiture in these circumstances. In addition, it is unclear how certain aspects of the GLWB affect the calculation of any Required Minimum Distribution (“RMD”) amount or whether any increase in any GLWB benefit due to any income enhancement feature is permitted under RMD rules. The Participant should consult with a tax qualified tax advisor before effecting an income enhancement.
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Section 403(b) Annuities
Contributions made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under Section 501(c)(3) of the Code. The employer may make Contributions to the Contract or the employer may agree with the Participant that in return for employer Contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. Generally, no federal income tax is payable by the Participant on increases in the Account Value until payments are received by the Participant. Contributions meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Contributions made under a reduction in salary or a give up in salary increase agreement (“elective deferrals”) are excluded from a Participant’s gross income to the extent of $23,500 for 2025 and $24,500 for 2026 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension Plan, or other tax deferred annuity. All Contributions under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit Contributions by or on behalf of a Participant to the lesser of $72,000 for 2026 (an amount subject to indexation for inflation) or 100% of the Participant’s annual compensation.
Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $8,000 for 2026 (an amount to be adjusted annually for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the Plan.
For years beginning after December 31, 2024 the limit on catch-up contributions will be increased for participants who have reached ages 60,61,62, or 63. For participants in only these ages the catch up contribution will be increased to a maximum of 150% of the regular catch-up contribution limit for 403(b) plans in 2026, which is $11,250. This new catch up limit contribution may be required to be made on a Roth basis if the participant’s wages for the prior year exceed an annually indexed limit as prescribed by the IRS.
Under the Contract exchange rules established for the applicable 403(b) Plan, an exchange of a Section 403(b) annuity Contract held under a Section 403(b) Plan for another Section 403(b) annuity Contract held under that Section 403(b) Plan may qualify as a tax-free exchange. An “exchange within the same 403(b) Plan” must meet the following conditions: (i) the 403(b) Plan under which the Contract is issued must permit Contract exchanges;(ii) immediately after the exchange the accumulated benefit of the Participant (or Beneficiary of a deceased Participant) is at least equal to the Participant’s (or Beneficiary’s) accumulated benefit immediately before the exchange (taking into Account the accumulated benefit of that Participant (or Beneficiary) under both section 403(b) Contracts immediately before the exchange); (iii) the Contract issued in the exchange is subject to distribution restrictions with respect to the Participant that are not less stringent than those imposed on the Contract being exchanged; and (iv) the employer sponsoring the 403(b) Plan and the issuer of the Contract issued in the exchange agree to provide each other with specified information from time to time in the future (“an information sharing agreement”). The shared information is designed generally to preserve the requirements of Section 403(b), primarily to comply with loan requirements, hardship withdrawal rules, and distribution restrictions.
When a Participant takes a distribution from a 403(b) Plan (including a withdrawal from this Contract), the amount received will generally be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Contributions will not be taxed. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after their Required Beginning Date.
If the Participant receives any distribution from the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a Beneficiary on or after the death of the Participant, (3) attributable to the Participant’s becoming permanently disabled, (4) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her Beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) in certain other circumstances.
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Restrictions on Withdrawals of Elective Contributions
Any funds in the Participant’s Account balance attributable to pre-tax salary reduction Contributions will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship Funds in the Participant’s Account balance attributable to employer Contributions, if any, and the earnings thereon will be subject to distribution restrictions as provided in the Plan.
Section 401(a) Plans
An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make Contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual Contributions to a defined Contribution Plan on behalf of a Participant may not exceed the Section 415 limits, i.e. the lesser of $72,000 for 2026 (as indexed) or 100% of such Participant’s compensation. In the case of a 401(k) Plan, the annual deferral limit for the Participant’s elective Contributions under Section 402(g) of the Code is $24,500 for 2026 and 23,500 for 2025 (this limit is currently scheduled to be adjusted annually for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 403(b) Plan, a simplified employee pension Plan, or other tax deferred annuity. In addition, Participants may make after-tax Contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $8,000 in 2026 (an amount currently scheduled to be adjusted annually for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.
For years beginning after December 31, 2024 the limit on catch-up contributions will be increased for participants who have reached ages 60,61,62, or 63. For participants in only these ages the catch up contribution will be increased to a maximum of 150% of the regular catch-up contribution limit for 401(k) plans in 2026, which is $11,250. This new catch up limit contribution may be required to be made on a Roth basis if the participant’s wages for the prior year exceed an annually indexed limit as prescribed by the IRS.
When a Participant takes a distribution from 401(a) Plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Contributions will not be taxed.
The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the Plan, automatic withholding of 20% will be made on the distribution, even though it is rendered not currently taxable by the Participant’s subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the Plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. See Income Tax Withholding. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.
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Section 408 (IRA) Contracts
An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make Contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the Contributions for federal income tax purposes.  A Participant’s total IRA Contributions cannot exceed the applicable annual limit per Code Section 219(b)(5), as indexed for cost-of living adjustments ($7,500 for 2026) or the Participant’s taxable compensation for the year. For a participant age 50 or older the annual limit is increased by $1100 in catch-up contributions. The catch-up contribution will also be indexed considering the cost-of-living adjustment in increments of $100 beginning in years after 12/31/2023. The IRA Contribution limit does not apply to rollover Contributions or qualified reservist repayments.  If spouses file a joint Federal tax return, then an individual may be able to contribute to an IRA even if he/she did not have taxable compensation as long as their spouse did.  The combined amount of Contributions cannot exceed the taxable compensation reported on the joint tax return.
No federal income tax is payable by the Participant on increases in the value of his/her Account Value until payments are received by the Participant.  However, “excess Contributions” to an IRA are subject to an excise tax of 6% per year as long as the excess amounts remain in the IRA. An excess IRA Contribution can occur by: (1) contributing more than the IRA Contribution limit; (2) making a Contribution to a traditional IRA after the Participant’s Required Beginning Date; or (3) making an improper rollover Contribution to an IRA.  In order to avoid the tax on excess Contributions the Participants must withdraw the excess Contribution (along with any income earned on the excess Contribution) by the due date of his/her individual income tax return (including extensions).  Note, any earned income on excess Contributions that is withdrawn will be subject to income tax, including (if applicable) the tax on premature distributions if received prior to attainment of age 59 ½, unless an exception applies (see below).
When a Participant takes a distribution from an IRA or a qualified Plan (including a distribution from this Contract), the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Contributions will not be taxed. Any full or partial distribution will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or a governmental employer’s Section 457 Plan eligible and willing to accept such a rollover. Only one rollover per year is permitted between IRAs.
If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a Beneficiary on or after the death of the Participant, (2) attributable to the Participant’s becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her Beneficiary, (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education  expenses, qualified first-time home buyer costs (subject to a $10,000 lifetime maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments, or (5) made in certain other circumstances.
Section 408A (Roth IRA) Contracts
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as traditional IRAs, but differ in several respects. Contributions to a Roth IRA are not deductible. However, “qualified distributions” from a Roth IRA will be excludable from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a Contribution to any Roth IRA established for the Participant was made. Second, the distribution must be either made after the Participant attains the age of 59 1/2; (2) made after the Participant’s death; (3) attributable to the Participant being disabled; or (4) a qualified  first-time  homebuyer  distribution  within  the  meaning  of  Section 72(t)(2)(F) of the Code. Distributions other than qualified distributions may be includible in income and subject to a 10% penalty tax. Special rules apply to rollovers to Roth IRAs from eligible retirement Plans and IRAs and from designated Roth Accounts under eligible retirement Plans. Only one rollover per year is permitted between IRAs, including Roth IRAs.
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Section 457 Plans
Section 457 of the Code allows employees of or independent Contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation Plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $43,500 for 2026 (this limit is currently scheduled to be adjusted annually for inflation) or 100% of the Participant’s includable compensation. Depending on Plan terms, Section 457 Plans may also allow additional catch-up Contributions in the three years before reaching normal retirement age, after reaching age 50, or both. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of Section 457 Plans of state and local governments must be held in trust for the “exclusive benefit” of the Participants (and their beneficiaries).
Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to a Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) Plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer’s Section 401(a) Plan) the distributions of which would be subject to the excise tax.
Minimum Distribution Requirements
Distributions from a Plan or traditional IRA generally must begin no later than the Participant’s Required Beginning Date or for Plans, the year in which he or she retires after they have attained these ages. If the actual distributions from a traditional IRA, Section 403(b) annuity or an employer’s Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed, the difference is considered to be an excess accumulation and the IRS may impose an excise tax on this excess amount. Roth IRA’s are not subject to the required minimum distribution rules while the owner is alive.
Minimum distributions are also required upon the death of the Participant. These required distributions depend on the Beneficiary designated under the Plan or IRA and whether the Participant died before or on or after his or her required beginning date. In addition, the value of the guaranteed lifetime withdrawal benefit may need to be taken into Account when determining the required minimum distributions in certain circumstances.
Income Tax Withholding
Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. The Company will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.
For Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are: (i) part of a series of substantially equal periodic payments (at least annually) for the Participant’s life or life expectancy, the joint lives or life expectancies of the Participant and his/her Beneficiary, or a period certain of not less than 10 years; or (ii) required by the Code upon the Participant’s attainment of the required minimum distribution age (or retirement) or death; or (iii) made on account of hardship. Distributions of the Guaranteed Income Amount under the Plan will be subject to 20% federal income tax withholding.
Such withholding will apply even if the distribution is rolled over into another Plan qualified to receive the same, including an IRA. The withholding can be avoided if the Participant’s interest is directly transferred to that other Plan. A direct transfer to the new Plan can be made only in accordance with the terms of the old Plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.
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OTHER INFORMATION
Sending Forms and Transaction Requests in Good Order
The Company cannot process requests for transactions relating to the Contract until the Company has received them in good order at the applicable SecurePath Service Center. “Good order” means the actual receipt by the Company of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or facsimile, or via website), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: the completed application or enrollment form; the transaction amount to and/or from the Variable Investment Option affected by the requested transaction; the dated signature of the Participant; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that the Company may require, including any spousal consents, proof of age, or proof of marriage. With respect to purchase requests, “good order” also generally includes receipt (by the Company) of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Unclaimed or Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Misstatements of Age or Sex
If there has been a misstatement of the age and/or sex of a Participant, the Participant’s spouse, or another Beneficiary, or a misstatement of any other fact relating to the calculation of the Guaranteed Income Amount or the calculation of Fixed Annuity options, then, to the extent permitted by applicable law, the Company reserves the right to make adjustments to any charges, guarantees, or other values under the SecurePath for Life Product   to reasonably conform to the correct facts.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCL’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program.  The Company shall not be held liable for any losses that a Participant, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”).  These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC.  Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC.  In order to comply with OFAC requirements, the Company reviews applicants, Participants, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list.  The Company only accept premium payments that are not subject to sanctions and in United States currency.
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If a Participant or annuitant is subject to sanctions, the Company is required to block access to a Participant’s contract and hereby refuse to pay any request for partial withdrawals, surrenders, loans, or other distributions until permitted by OFAC.  Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well.  In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring cash value and/or death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that a Participant, Annuitant, or beneficiary may incur as a result of sanctions.
Householding
The Company may send only a single copy of prospectuses and shareholder reports to Participants residing in the same household, in lieu of sending a copy to each individual Participant. A Participant may elect to receive an individual copy of prospectuses and shareholder reports by calling the SecurePath Service Center.
Availability of Electronic Documents
Depending upon the services provided by the IRA or Plan administrator, Participants may be able to receive Account statements, prospectuses, and confirmations electronically. A Participant should contact the IRA or Plan administrator for more information about receiving documents electronically.
Distribution of the Contracts
TCL will act as the principal underwriter and distributor of the Contracts. TCL or other authorized broker- dealers which enter into an agreement with TCL will perform sales and marketing functions relative to the Contracts. TCL is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The principal business address of TCL is 1801 California Street, Suite 5200, Denver, CO 80202. The Contracts are wholesaled and distributed by individuals who are registered representatives of TCL and who are also licensed as insurance agents for the Company. The Contracts may also be sold through registered representatives of other broker-dealers authorized by TCL who may be insurance agents licensed by an insurance company other than the Company. TCL has authorized its affiliated broker-dealer, Transamerica Investors Securities LLC (“TIS”) to sell the Contracts and also to perform certain distribution functions on behalf of TCL. TCS may also enter into selling agreements with other broker-dealers for the sale of the Contracts.
The Company no longer pays commission compensation on sales of the Contracts. While commission compensation is not paid, broker-dealers who sell the Contracts may receive the following compensation from TCL, TCS or another affiliated broker-dealer: gifts valued at less than $100 annually, an occasional dinner or ticket to a sporting or entertainment event, or reimbursement in connection with attendance at educational meetings, financial advisor workshops or other events sponsored by TCL, TCS or their affiliates. TCL, TCS or their affiliated broker-dealers may also pay for, or reimburse a selling broker-dealer for, the costs associated with such selling broker-dealer’s marketing and sales force education and training efforts, including costs of national sales and education conferences. In exchange for providing TCL with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates.
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APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of current Portfolio Companies available under the Contract which are subject to change as discussed in this prospectus. Depending on the Separate Account of your Contract, you may not be able to invest in certain portfolio companies.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies which may be amended from time to time and can be found online at www.transamerica.com. You can also request this information at no cost by calling our Administrative Office at (866) 287-8388.
The current expenses and performance below reflect fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Company And Adviser/Subadviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks to provide current income and some capital appreciation by investing in Vanguard index funds.	Vanguard Target Retirement Income Fund Advisor: The Vanguard Group, Inc.	0.08%	11.31%	3.82%	5.33%
Seeks to provide capital appreciation and current income consistent with its current asset allocation	Vanguard Target Retirement 2020 Fund(4) Advisor: The Vanguard Group, Inc	0.08%	12.15%	4.77%	6.87%
	Vanguard Target Retirement 2025 Fund Advisor: The Vanguard Group, Inc	0.08%	14.60%	5.90%	7.87%
	Vanguard Target Retirement 2030 Fund Advisor: The Vanguard Group, Inc.	0.08%	16.24%	6.83%	8.66%
	Vanguard Target Retirement 2035Fund Advisor: The Vanguard Group, Inc	0.08%	17.54%	7.71%	9.40%
	Vanguard Target Retirement 2040 Fund Advisor: The Vanguard Group, Inc	0.08%	18.76%	8.57%	10.13%
	Vanguard Target Retirement 2045 Fund Advisor: The Vanguard Group, Inc	0.08%	19.99%	9.41%	10.74%
	Vanguard Target Retirement 2050 Fund Advisor: The Vanguard Group, Inc	0.08%	21.41%	9.95%	11.02%
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Seeks to provide capital appreciation and current income consistent with its current asset allocation	Transamerica BlackRock Government Money Market VP (2)(3) - Service Class Advisor: BlackRock Investment Management, LLC	0.54%	3.81%	2.91%	1.72%
(1) Some Variable Investment Options may be available for certain Contracts and may not be available for all Contracts.
(2) There can be no assurance that the Money Market Fund offered under this Contract will be able to maintain a stable net asset value per share.
(3) This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information.

(4) Not available for New York Contracts.
Note: There are no Portfolios that have been closed to new investments or new investors.

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APPENDIX: EXAMPLES OF GUARANTEED LIFETIME WITHDRAWALBENEFITCALCULATIONS

Example 1: Participant Has Not Established a Lock-In Date
Year 1 Transactions – Withdrawal with No Income Base Adjustment.  This example assumes that the Participant has not established a Lock-In Date. The Participant initially contributed $25,000, and therefore the Participant’s initial Income Base was $25,000. Subsequently, the Participant transferred $6,000 out of the Account to another investment option. At the time of the transfer, the Account Value had increased to $30,000 due to market appreciation. The ratio of the Income Base to the Account Value is 0.833333 as of the transfer date. After the transfer, the Participant’s Account Value was reduced to $24,000 (i.e., $30,000 minus $6,000 [the amount of the transfer])). At the same time, the Income Base ($25,000) was reduced by the $6,000 Income Base Adjustment to $19,000. The Income Base Adjustment is equal to the full amount of the transfer because the $6,000 transfer is greater than the $6,000 amount multiplied by the ratio of the Income Base to the Account Value before the transfer (0.833333). On the Participant’s birthday in Year 1, the Account Value had grown to $27,000 due to market appreciation. The Participant’s Income Base was re-set to $27,000 (the greater of the current Income Base and the current Account Value) on the Annual Step-Up.

Initial Contribution	$25,000
Initial Income Base	$25,000
Transfer out of Account (consisting of an Excess Withdrawal)	$6,000
Account Value on transfer date (before transfer)	$30,000
Ratio of Income Base to Account Value before transfer ($25,000 / $30,000)	0.833333
Account Value on transfer date (after transfer)	$24,000
Income Base after transfer (reduced by $6,000)	$19,000
Account Value on birthday in Year 1	$27,000
Income Base after Annual Step-Up Year 1	$27,000

Year 2 Transactions – Subsequent Contribution. In Year 2, assume that the Participant transferred $5,000 from another investment option, increasing the Account Value as of that date to $30,000. The Income Base is also increased by $5,000 to $32,000. On the Participant’s birthday in Year 2, the Account Value had fallen to $26,000 due to market depreciation. The Participant’s Income Base remains at $32,000, since the Account Value as of the Annual Step-Up is not greater than the Income Base.

Year 2 Income Base	$27,000
Transfer into Account	$5,000
Account Value on transfer date (before transfer)	$25,000
Account Value on transfer date (after transfer).	$30,000
Income Base after transfer ($27,000 + $5,000).	$32,000
Account Value on birthday in Year 2.	$26,000
Income Base in Year 2.	$32,000

Year 3 Transactions – Withdrawal with an Income Base Adjustment. In Year 3, assume that the Participant transfers $5,000 out of the Account to another investment option. Just prior to the time of the transfer, the Account Value equals $26,000. The Participant’s Income Base is reduced by an Income Base Adjustment of $6,153.85 (the greater of $6,000 or $6,000 multiplied by the ratio of the Income Base to the Account Value (1.230769 x $6,000 = $6,153.85)). After the transfer, the Participant’s Income Base is $25,846.15 ($32,000 minus  $6,153.85).

Year 3 Income Base	$32,000
Transfer out of Account (consisting of an Excess Withdrawal)	$5,000
Account Value on transfer date (before transfer)	$26,000
Ratio of Income Base to Account Value ($32,000 / $26,000)	1.230769
Account Value on transfer date (after transfer)	$21,000
Income Base after transfer ($32,000 minus $6,153.85)	$25,846.15
Example 2: Participant Makes Incremental Contributions Prior to Establishing Lock-In Date With Different Guaranteed Income Rate Tables in Effect
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Example 2.1: Assumes incremental Contribution made prior to establishing Lock-In Date and Guaranteed Income Rate Table 1 is in effect at time of Contribution
In this example, the Participant elects a Lock-In Date of April 1,Year 1 at the age of 61 and selects single life coverage. Because all Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this prospectus), the Blended Guaranteed Income Rate (“BGIR”) will equal the amount specified in Guaranteed Income Rate Table 1 as applicable to a Participant aged 61 who has elected single life coverage.

Contribution on January 1, Year 1	$20,000
Guaranteed Income Rate for age 61 under Table 1	4.10%
Participant Age on April 1, Year 1	61
Lock-In Date April 1, Year 1
BGIR on Lock-In Date	4.10%

Example 2.2:Assumes two Incremental Contributions made prior to establishing the Lock-In Date and new Guaranteed  Income Rate Table (Table 2) goes in effect on January 1, Year 2..
The example also assumes that the Participant in Example 2.1 does not elect a Lock-In Date on April 1, Year 1 and makes the transaction below.
In this example, the Participant elects a Lock-In Date of August 1, Year 2 at the age of 62 and selects single life coverage. Because Contributions have been made under Guaranteed Income Rate Table 1 (the current rates disclosed in this prospectus) and Guaranteed Income Rate Table 2, the BGIR will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. Here the Participant must pay back the Outstanding Excess Withdrawal of $5,000 before the Incremental Contribution attaches to the new Guaranteed Income Rate Table 2. Therefore, only $5,000 ($10,000 Contribution  minus $5,000 Outstanding Excess Withdrawal) will be attached to Guaranteed Income Rate Table 2; the previous Incremental Contributions of $20,000 will be attached to the prior Guaranteed Income Rate Table 1. The BGIR on the Lock-In Date is 4.22%.

Contribution on January 1, Year 1 under Table 1	$20,000
Excess Withdrawal on February 1, Year 2	$5,000
Income Base* after Excess Withdrawal ($20,000 minus $5,000)	$15,000
Contribution on July 1, Year 2 (Table 2 is in effect)	$10,000
Incremental Contribution on July 1, Year 2	$5,000
Income Base* after Contribution ($15,000 + $10,000)	$25,000
Guaranteed Income Rate for age 62 under Table 1	4.20%
Guaranteed Income Rate for age 62 under Table 2	4.30%
Participant Elects to Lock-In on August 1, Year 2 (Age 62):
Income Base* on Lock-In Date	$25,000
BGIR on Lock-In Date	4.22%

* We have assumed no changes in the Account Value in order to simplify the example
BGIR Calculation =  ($840 + 215) divided by/$25,000: Equals A+B / C, where:
A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1=$840;
B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2=$215;
C = Sum of the Incremental Contributions = ($20,000 + $5,000)
Guaranteed Income Amount on Lock-In Date = $1055 (Income Base of 25,000 x BGIR of 4.22%)
Example 2.3: Assumes three Incremental Contributions made prior to establishing the Lock-In Date and new Guaranteed Income Rate Table (Table 3) goes into effect on January 1, Year 3.
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The example also assumes that the same Participant in Examples 2.1 and 2.2 above has not elected a Lock-In Date, that Tables 1 and 2 dates above are applicable, and they make the transactions below.
In this example, the Participant elects a Lock-In Date of April 1, Year 3 at the age of 63 and selects single life coverage. Because Contributions have been made under three different Guaranteed Income Rate Tables, the BGIR will be calculated based upon a weighted average of the applicable Guaranteed Income Rates attached to each Incremental Contribution. The Annual Step-Up on March 1, Year 3 does not affect the calculation of the BGIR.
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Contribution on January 1, Year 1 under Table 1	$20,000
Excess Withdrawal on February 1, Year 2	$5,000
Contribution on July 1, Year 2 (Table 2 is in effect)	$10,000
Incremental Contribution on July 1, Year 2	$5,000
Income Base* after July 1,Year 2 Contribution ($15,000 + $10,000)	$25,000
Incremental Contribution on February 1, Year 3 (Table 3 is in effect)	$5,000
Income Base* after February 1, Year 3 Contribution ($25,000 + $5,000)	$30,000
Income Base after Annual Step-Up on March 1, Year 3	$32,000
Guaranteed Income Rate for age 63 under Table 1	4.20%
Guaranteed Income Rate for age 63 under Table 2	4.30%
Guaranteed Income Rate for age 63 under Table 3	4.25%
Participant Elects to Lock-In on April 1, Year 3 (Age 63):
Income Base* on Lock-In Date	$32,000
BGIR on Lock-In Date	4.23%

  We have assumed no changes in the Account Value in order to simplify the example.
BGIR Calculation =  ($840 + 215) divided by/$25,000: Equals A+B / C, where:
A = $20,000 Incremental Contribution multiplied by 4.20% Guaranteed Income Rate under Table 1=$840;
B = $5,000 Incremental Contribution multiplied by 4.30% Guaranteed Income Rate under Table 2=$215;
C = Sum of the Incremental Contributions = ($20,000 + $5,000)

Guaranteed Income Amount on Lock-In Date = $1055 (Income Base of 25,000 x BGIR of 4.22%)
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Example 3: Participant Makes Contributions After Establishing a Lock-In Date
The following examples assume the Participant has elected a Lock-In Date of January 1, Year 2 at age 62, and has elected single life coverage. Based on the Participant’s Benefit Age, and the election of single life coverage, the Participant would be entitled to a Blended Guaranteed Income Rate of 4.20% (assuming all Contributions were under the currently effective Guaranteed Income Rate Table). The Participant has made Incremental Contributions of $100,000 and has an Income Base of $100,000 as of the Lock-In Date. The examples assume that there is no change to the Guaranteed Income Rate Table during the period.
Example 3.1:
The day after the Participant’s 63rd birthday, the Participant transfers an additional $10,000 into the Contract. At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then- effective Guaranteed Income Rate Table. Assuming the Participant’s total Incremental Contributions equal $100,000 immediately prior to the new Incremental Contribution, this would change the Blended Guaranteed Income Rate to 4.2091% (4.20% * $100,000 + 4.30% * $10,000) / ($100,000 + 10,000). Assuming the Participant’s Income Base is $110,000 ($100,000 + $10,000 contribution), this would increase the Guaranteed  Income  Amount  to  $4,630  (the  new  Blended  Guaranteed  Income  Rate  of 4.2091% * $110,000 Income Base).
If the Participant has any Outstanding Excess Withdrawals, a subsequent Contribution after the Lock-In Date that is not an Incremental Contribution will not be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age. A Contribution after the Lock-In Date that is not an Incremental Contribution will be attached to the Blended Guaranteed Income Rate calculated after the last Incremental Contribution. A subsequent Contribution that is greater than previous Outstanding Excess Withdrawals will be attached to a Guaranteed Income Rate based on the Participant’s increased Benefit Age, but only with respect to that portion of the Contribution that is an Incremental Contribution.
Example 3.2:
The same assumptions from above apply, except that the Participant takes an Excess Withdrawal of $3,000 during the first Annual Period. This Excess Withdrawal reduces the Participant’s Income Base by $3,000 to $97,000. After the Excess Withdrawal, the Participant’s Guaranteed Income Amount is 4.2% multiplied   by $97,000, or $4,074.
The day after the Participant’s 63rd birthday, the Participant transfers an additional $12,000 into the Contract which increases the Participant’s Income Base to $109,000 ($97,000 + $12,000 contribution). At the age of 63, the Participant is entitled to a Guaranteed Income Rate of 4.30% under the then-effective Guaranteed Income Rate Table. The higher Guaranteed Income Rate will only apply to the $9,000 Incremental Contribution, because the Participant had to “pay back” the previous Outstanding Excess Withdrawal of $3,000. Applying the 4.3% Guaranteed Income Rate to the Incremental Contribution of $9,000 and the 4.2% Guaranteed Income Rate to prior total Incremental Contributions, the Participant now has a Blended Guaranteed Income Rate of 4.2083% ($100,000 * 4.20% + $9,000 * 4.30%) / ($100,000 + 9,000). With the Participant’s Income Base at $109,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,587 (4.2083% * $109,000).
Example 3.3:
Now assume that instead of making a contribution of $12,000 after the Participant’s 63rd birthday as in Example 2, the Participant transfers only an additional $2,000 into the Contract. This transfer would increase the Participant’s Income Base to $99,000 ($97,000 + $2,000 contribution). At the age of 63, the Participant would be entitled to a Guaranteed Income Rate of 4.30% on any Incremental Contributions. However, in this example, the Participant has not “paid back” Outstanding Excess Withdrawals, and the 4.2% Guaranteed Income Rate will continue to apply to the $2,000 Contribution (the Blended Guaranteed Income Rate in effect for the last Incremental Contribution). With the Participant’s Income Base at $99,000, this would increase the Participant’s annual Guaranteed Income Amount to $4,158 (4.2% * $99,000).
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Example 4: Taking a Withdrawal After the Lock-In Date has been Established
Example:

Annual Period:	Year 1
Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, Year 1:	$2,500
Withdrawal on September 1, Year 1:	$2,500

Annual Period:	January 16, Year 2 - January 15, Year 3
Year 2 Income Base:	$100,000
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$5,000
Withdrawal on July 1, Year 2:	$5,000
Withdrawal on January 15, Year 3:	$5,000
Income Base on January 15, Year 3 (before withdrawal):	$100,000
Account Value on January 15, Year 3 (before withdrawal):	$80,000

Annual Period::	January 16, Year 3 - January 15, Year 4
2023 Income Base:	$93,750
Blended Guaranteed Income Rate:	5.00%
Guaranteed Income Amount:	$4,688

In this example, the Participant has elected a Lock-In Date and has established a Guaranteed Income Amount of $5,000. The Participant may therefore withdraw up to $5,000 on an annual basis without affecting the Guaranteed Income Amount for future Annual Periods. The Participant’s birthday is January 16th, and the Participant’s first Annual Period for purposes of withdrawing the Guaranteed Income Amount runs from January 16, Year 1 through January 15, Year 2. The Participant makes two withdrawals in the amount of $2,500 each during the first Annual Period, and has therefore withdrawn the full Guaranteed Income Amount. There has been no Excess Withdrawal, and the Guaranteed Income Amount will remain unchanged for the next Annual Period from January 16, Year 2 through January 15, Year 3 (assuming the Annual Step-Up does not increase the Income Base). During the second Annual Period the Participant makes two withdrawals of $5,000 each (on July 1, Year 2 and January 15, Year 3), for a total of $10,000. The Participant has therefore made an Excess Withdrawal of $5,000 on January 15, Year 3. The Participant’s Guaranteed Income Amount for future Annual Periods is therefore reduced to an amount equal to the Blended Guaranteed Income Rate (5.00%) multiplied by the new Income Base of $93,750: $100,000 minus the $6,250 Income Base Adjustment caused by the Excess Withdrawal. (That Income Base Adjustment equals $5,000 multiplied by 1.25 — the ratio of the Income Base before the Excess Withdrawal ($100,000) to the Account Value on January 15, 2023($80,000).) After giving effect to the Excess Withdrawal, the Participant’s Guaranteed Income Amount for the next Annual Period will be $4,688 (5.00% Blended Guaranteed Income Rate x $93,750 Income Base).
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APPENDIX: FINANCIALINTERMEDIARY VARIATIONS

Secure Path for Life (the “Contract”)

This appendix describes variations in the availability of Investment Options, Contract benefits, and other Contract features – including restrictions, limitations, and other variations – which are not otherwise described in the prospectus and may apply depending on the broker-dealer through which the Contract is sold.

Please note that there may be other financial intermediary variations not described below or otherwise in the prospectus. For example, your financial intermediary may not recommend a particular Investment Option or benefit to you. Any such other financial intermediary variations are unknown to Transamerica, and due to several factors (e.g., the manner in which financial intermediaries make recommendations, and the terms of our selling agreements), Transamerica does not believe it can obtain information about them without unreasonable effort or expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Policy benefits, or other Policy features that may apply through your financial professional’s broker-dealer. In some cases, an option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available, please contact your financial intermediary or our Administrative Office.

NOT APPLICABLE

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WHERE TO FIND ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) dated May 1,2026 contains more information about the Contract and TLIC Separate Account VA FF and TFLIC Pooled Account No.44. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, www.transamerica.com. For a free paper copy of the SAI, to request other information about the Contracts, and to make investor inquiries call us or write us at Transamerica Retirement Solutions.

Transamerica Retirement Solutions
6400 C Street SW
Cedar Rapids, IA  52499
(866) 287-8388

Reports and other information about the Separate Account are available on the SEC’s website www.sec.gov, and copies of this information may be obtained, upon payments of a duplicating fee, by electronic request at the following email address: mailto:publicinfo@sec.gov.

EDGAR Contract Identifier No.is #C000085420 for TLIC and for #C000085422 TFLIC
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Statement of Additional Information

May 1, 2026

SecurePath for Life Product

Issued through
Separate Account VA FF and TFLIC Pooled Account No.44
Offered by

Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company

This Statement of Additional Information expands upon subjects discussed in the prospectus for the SecurePath for Life Product). This Statement of Additional Information is NOT a prospectus, but it relates to, and should be read in conjunction with, the prospectus for the SecurePath for Life Product dated May 1, 2026 and the prospectuses for the underlying target retirement date mutual funds. Copies of the prospectus for the SecurePath for Life Product are available, at no charge, by writing Transamerica Retirement Solutions at 6400 C Street SW, Cedar Rapids, IA 52499 or by calling (866) 287-8388.

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The Company
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states except New York and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
Separate Account
TLIC has established a Separate Account (Separate Account VA FF), to hold the assets that are associated with the Contracts it issues in all jurisdictions  except New York. The Separate Account was established under  Iowa law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
TFLIC has established a Pooled Account (Pooled Account No. 44), to hold the assets that are associated with the Contracts it issues. The Pooled Account was established under New York law, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
The assets of each Pooled Account are held in the name of the applicable Company and legally belong to that Company. Investment income and gains from the assets of each Pooled Account are reinvested and taken into account in determining the value of that Pooled Account, without regard to other income, gains, or losses of the Company. Assets of a Pooled Account may not be charged with liabilities arising out of any other business of the applicable Company. However, all obligations under the Contract, including the obligations to pay the Guaranteed Income Amount under the Contract, are the Company’s general account corporate obligations. Additional information about the Company, including its audited financial statements for the most recent fiscal year, is available in the Statement of Additional Information.

Cyber Security Risk (Continued from “Principal Risks” section of the Prospectus)

OPPORTUNITIES and CHALLENGES

The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.

What Transamerica is doing
Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and standards. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly for compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers aspects of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.

We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our information security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assess known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.
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OVERVIEW

Information security and privacy regulation Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), amongst other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws, guidances, and regulations that impact several Transamerica businesses. New York Department of Financial Services Rule 500 (NYDFS Rule 500) amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting with staggered compliance dates with the last one ending in Nov of 2025. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers.  The SEC adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies in 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regard to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material. In 2024, the SEC also amended Regulation S- P, the implementing regulation for GLBA applicable to broker-dealers, investment companies, registered investment advisers, and transfer agents. The Amendments include new requirements related to incident response programs, customer notifications of data breaches, service provider oversight, and other related matters. In September 2024, the Department of Labor (DOL) released an update to its 2021 cybersecurity guidance for plan sponsors, fiduciaries, recordkeepers and plan participants. This guidance has now been updated to confirm that the agency’s 2021 guidance generally applies to ERISA-covered employee benefit plans, including health and welfare plans.

Operational Risks A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.

Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to implement procedures designed to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers.  Computer system failures, cyber-crime attacks, or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.

The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity, and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, any of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

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In recent years, information security risk has increased due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.

Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to future cyberattacks. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.  Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover applicable losses that Transamerica may suffer.

A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations. Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.
Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase year over year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.  Transamerica, and its employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees.

Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that Transamerica or its third parties could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.
In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.

In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.

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Independent Registered Public Accounting Firms
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company as of December 31, 2025 and December 31, 2024, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditor, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory basis financial statements and supplementary information of Transamerica Life Insurance Company for the year in the period ended December 31, 2023 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting
The financial statements of Separate Account VA FF appearing herein have been audited by Ernst & Young LLP, independent registered public accounting firm, and have been included in reliance on their report given on their authority as experts in accounting and auditing.
The statutory-basis financial statements and supplementary information of Transamerica Financial Life Insurance Company as of December 31, 2025 and December 31, 2024, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditor, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory basis financial statements and supplementary information of Transamerica Financial Life Insurance Company for the year in the period ended December 31, 2023 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of TFLIC Pooled Account No. 44 appearing herein have been audited by Ernst & Young LLP, independent registered public accounting firm, and have been included in reliance on their report given on their authority as experts in accounting and auditing.

Principal Underwriter/Sale of Contracts
Transamerica Capital, LLC.(“TCL”) (formerly Transamerica Capital, Inc.), which is an affiliate of TLIC/TFLIC, is the principal underwriter and distributor of the Contracts. TCL or other authorized broker-dealers, which enter into an agreement with TCL, will perform sales and marketing functions relative to the Contracts. TCL is a broker-dealer registered with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TCL is 1801 California Street, Suite 5200, Denver, CO 80202.
The Contracts are offered on a continuous basis. TLIC/TFLIC anticipates continuing to offer the policies, but reserves the right to discontinue the offering at any time.
The Contracts are wholesaled and distributed by individuals who are registered representatives of TCL and who are also licensed as insurance agents for TLIC/TFLIC. TCL may also enter distribution agreements with other broker-dealers. The Contracts may be sold through registered representatives of those broker-dealers authorized by TCL. Such representatives will also be TLIC’s appointed insurance agents under state insurance law.
TFLIC no longer pays commissions for sales of the Contract.  There have been no commissions paid within the last three fiscal years.
In addition, in an effort to promote the sale of the Contracts, TLIC/TFLIC or TCL may enter into compensation arrangements with certain broker-dealers under which such firms may receive separate compensation or reimbursement for (i) sales promotions relating to the Contracts; (ii) costs associated with sales conferences and educational seminars for sales representatives; and (iii) other administrative services. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among firms.
Determination of Unit Values
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TLIC/TFLIC determines the Unit value of each Variable Investment Option each day on which the New York Stock Exchange is open for business (each, a “Business Day”). As a result, each Variable Investment Option will normally determine its Unit value every weekday except for when the NYSE is closed. This daily determination of Unit value is made as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. A Business Day may close earlier than 4:00 p.m. Eastern time if regular trading on the New York Stock Exchange closes earlier.
The Unit value is determined by dividing (i) the total assets of a Variable Investment Option less all of its liabilities by (ii) the total number of Units outstanding at the time the determination is made. Contributions to and withdrawals from the Variable Investment Option will be priced at the Unit value next determined following the receipt of such Contribution or withdrawal, in good order at the SecurePath Service Center.
Units of each Variable Investment Option are valued based upon the valuation of the securities held by the corresponding underlying Target Date Fund in which the particular Variable Investment Option invests. The value of the assets of a Variable Investment Option is determined by multiplying the number of shares of the Target Date Fund held by that Variable Investment Option by the net asset value of each share of that Target Date Fund, and adding the value of dividends declared by the Target Date Fund but not yet paid.
Additional Tax Information
Taxation of TLIC/TFLIC

TLIC/TFLIC at present is taxed as a Life Insurance Company, and Transamerica Financial Life Insurance Company is also taxed under part I of Subchapter L of the Code. The assets of the Pooled Account are held in the name of TLIC/TFLIC and legally belong to TLIC/TFLIC. Accordingly, the Pooled Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. Investment income and gains from the assets of a Pooled Account are reinvested and taken into Account in
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determining the value of the Pooled Account. Under existing federal income tax law, TLIC/TFLIC is generally entitled to deductions for increases in reserves; those deductions generally offset any taxable income generated by the Pooled Account. Based on this expectation, it is anticipated that no charges will be made against the Pooled Account for federal income taxes. If, in future years, any federal income taxes are incurred by TLIC/TFLIC with respect to the Pooled Account, TLIC/TFLIC may make a charge to the Pooled Account.
TLIIC/TFLIC may benefit from any deductions for dividends received by the separate account or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Financial Statements
All required statutory financial statements are included in Part B of this Registration Statement.
The values of your interest in the separate account will be affected solely by the investment results of the applicable Subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.
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Report of Independent Registered Public Accounting Firm

To the Contractholders of Separate Account VA FF and the Board of Directors of Transamerica Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SecurePath for Life Retirement Income, SecurePath for Life 2020, SecurePath for Life 2025, SecurePath for Life 2030 and SecurePath for Life 2035 (collectively referred to as the “Subaccounts”) (five of the subaccounts constituting Separate Account VA FF (the “Separate Account”)) as of December 31, 2025, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts (five of the subaccounts constituting Separate Account VA FF) at December 31, 2025, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual subaccount constituting the Separate Account VA FF	Statement of operations	Statements of changes in net assets	Financial highlights
SecurePath for Life Retirement Income SecurePath for Life 2020 SecurePath for Life 2025 SecurePath for Life 2030	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025	For each of the five years in the period ended December 31, 2025
SecurePath for Life 2035	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025	For each of the four years in the period ended December 31, 2025

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the Subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/  Ernst & Young LLP

We have served as the Separate Account’s auditor since 2010

Boston, Massachusetts
March 6, 2026

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2025
	SecurePath
	for Life	SecurePath		SecurePath	SecurePath	SecurePath
	Retirement	for Life		for Life	for Life	for Life
	Income	2020		2025	2030	2035

Assets:
Investment in mutual fund, at net asset value	$60,285	$1,241,434		$176,597	$1,151,926	$530,960
Receivable for investment sold	15	145		15	9,579	46
Total assets	60,300	1,241,579		176,612	1,161,505	531,006
Liabilities:
Payable for units redeemed	15	145		15	9,579	46
Due to affiliate	-	1		-	-	-
Accrued guaranteed income benefit charge	49	522		85	942	430
Accrued administrative fees	25	261		43	471	215
Accrued mortality and expense risk fees	5	58		10	105	48
Total liabilities	94	987		153	11,097	739
Net assets attributable to contractholders	$60,206	$1,240,592		$176,459	$1,150,408	$530,267
Net assets:
Group annuity contractholders	$60,206	$641,681		$176,459	$1,150,408	$530,267
Individual annuity contractholders	-	598,911		-	-	-
Total net assets	$60,206	$1,240,592		$176,459	$1,150,408	$530,267
Accumulation units:
Group annuity contractholders	3,458	28,214	#	6,908	48,178	30,985
Individual annuity contractholders	-	26,673		-	-	-
Total accumulation units	3,458	54,887		6,908	48,178	30,985
Unit value:
Group annuity contractholders	$17.41	$22.74		$25.54	$23.88	$17.11
Individual annuity contractholders	N/A	$22.45		N/A	N/A	N/A
Investment in mutual fund (Note 1):
Cost	$54,118	$1,257,305		$178,917	$973,948	$455,434
Number of shares	4,346	45,225		8,852	27,213	19,392

The notes to the financial statements are an integral part of this report.

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2025

	SecurePath
	for Life	SecurePath	SecurePath	SecurePath	SecurePath
	Retirement	for Life	for Life	for Life	for Life
	Income	2020	2025	2030	2035

Investment income:
Dividend income	$2,160	$39,299	$5,248	$32,183	$14,256
Expenses:
Guaranteed income benefit charge	518	6,048	527	8,781	3,269
Administrative fees	259	3,024	264	4,391	1,635
Mortality and expense risk fees	57	9,116	59	976	364
Total expenses	834	18,188	850	14,148	5,268
Net investment income	1,326	21,111	4,398	18,035	8,988
Net realized and unrealized gains (losses) on investment:
Net realized gains (losses) from investment	59	(9,311)	3,202	12,455	869
Realized capital gain distributions	774	54,807	6,900	12,829	987
Net change in net unrealized appreciation (depreciation) from investment	3,174	60,162	(7,254)	100,333	67,591
Net realized and unrealized gain on investment	4,007	105,658	2,848	125,617	69,447
Net increase in net assets resulting from operations	$5,333	$126,769	$7,246	$143,652	$78,435

The notes to the financial statements are an integral part of this report.

2

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2025

	SecurePath
	for Life	SecurePath	SecurePath		SecurePath	SecurePath
	Retirement	for Life	for Life		for Life	for Life
	Income	2020	2025		2030	2035
From operations:
Net investment income	$1,326	$21,111	4,398		$18,035	$8,988
Net realized gains (losses) from investment	59	(9,311)	3,202		12,455	869
Realized capital gain distributions	774	54,807	6,900		12,829	987
Net change in unrealized appreciation (depreciation) from investment	3,174	60,162	(7,254)		100,333	67,591
Net increase in net assets resulting from operations	5,333	126,769	7,246		143,652	78,435
From unit transactions:
Units sold	-	24,014	130,779		569,788	337,438
Units redeemed	(61)	(136,730)	(14,399)		(42,893)	(360)
Net increase (decrease) in net assets resulting from unit transactions	(61)	(112,716)	116,380		526,895	337,078
Total increase in net assets	5,272	14,053	123,626		670,547	415,513
Net assets:
Beginning of year	54,934	1,226,539	52,833	#	479,861	114,754
End of year	$60,206	$1,240,592	$176,459	#	$1,150,408	$530,267
Units outstanding beginning of year	3,462	59,971	2,337		23,025	7,769
Units sold	-	1,115	5,143		27,127	23,238
Units redeemed	(4)	(6,199)	(572)		(1,974)	(22)
Units outstanding end of year	3,458	54,887	6,908		48,178	30,985

The notes to the financial statements are an integral part of this report.

3

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2024

	SecurePath
	for Life		SecurePath	SecurePath		SecurePath	SecurePath
	Retirement		for Life	for Life		for Life	for Life
	Income		2020	2025		2030	2035
From operations:
Net investment income	$993		$18,834	$631		$6,181	$1,093
Net realized gains (losses) from investment	42		(40,142)	2,728		1,242	4,226
Realized capital gain distributions	1,338		68,520	2,255		3,932	597
Net change in unrealized appreciation (depreciation) from investment	310		24,939	(1,029)		28,271	7,628
Net increase in net assets resulting from operations	2,683		72,151	4,585		39,626	13,544
From unit transactions:
Units sold	3		26,001	-	*	7,248	149,676
Units redeemed	(69)		(110,588)	(18,681)		(358)	(53,547)
Net increase (decrease) in net assets resulting from unit transactions	(66)		(84,587)	(18,681)		6,890	96,129
Total increase (decrease) in net assets	2,617		(12,436)	(14,096)		46,516	109,673
Net assets:
Beginning of year	52,317		1,238,975	66,929		433,345	5,081
End of year	$54,934		$1,226,539	$52,833		$479,861	$114,754
Units outstanding beginning of year	3,466		64,309	3,193		22,682	379
Units sold	-	**	1,293	-	**	361	11,177
Units redeemed	(4)		(5,631)	(856)		(18)	(3,787)
Units outstanding end of year	3,462		59,971	2,337		23,025	7,769
* Rounds to less than $1.
** Rounds to less than 1.

The notes to the financial statements are an integral part of this report.

4

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
FINANCIAL HIGHLIGHTS
For an accumulation unit outstanding throughout the period/year:

		Income (Loss) from Investment Operations
											Ratios to Average Net Assets (b)
				Net Realized and Unrealized Gains (Losses) on Investments	Total Income (Loss) from Investment Operations
		Net Investment Income (Loss) (a)
	Unit Value, Beginning of Period/Year Ended					Unit Value, End of Period/Year Ended		Net Assets, End of Period/Year Ended					Net Investment Income (Loss)
For the Period/Year Ended									Total Return *						Portfolio Turnover
											Expenses
SPL Retirement Income
Group Annuity
12/31/2025	$15.87	$0.38		$1.16	$1.54	$17.41		$60,206	9.71%		1.45%		2.31%		2%
12/31/2024	15.1	0.29		0.48	0.77	15.87		54,934	5.13		1.45		1.84		2
12/31/2023	13.84	0.07		1.19	1.26	15.1		52,317	9.04		1.45		0.47		3
12/31/2022	16.1	0.08		(2.34)	(2.26)	13.84		455,537	(14.01)		1.45		0.53		141
12/31/2021	15.52	0.15		0.43	0.58	16.1		997,399	3.74		1.45		0.97		8
Individual Annuity
12/31/2025 (c)	-	-		-	-	-		-	-		-		-		-
12/31/2024 (c)	-	-		-	-	-		-	-		-		-		-
12/31/2023	13.6	0.03		0.76	0.79	14.39	(d)	-	7.63	(e)	1.44	(f)	0.2	(f)	224	(e)
SPL 2020
Group Annuity
12/31/2025	20.57	0.36		1.81	2.17	22.74		641,681	10.54		1.45		1.65		10
12/31/2024	19.37	0.31		0.89	1.2	20.57		659,320	6.2		1.45		1.57		12
12/31/2023	17.47	0.23		1.67	1.9	19.37		704,857	10.9		1.45		1.25		9
12/31/2022	20.65	0.06		(3.24)	(3.18)	17.47		1,363,074	(15.4)		1.45		0.34		9
12/31/2021	19.37	0.15		1.13	1.28	20.65		2,341,258	6.59		1.45		0.73		15
Individual Annuity
12/31/2025	20.31	0.36		1.78	2.14	22.45		598,911	10.54		1.44		1.71		6
12/31/2024	19.13	0.3		0.88	1.18	20.31		567,219	6.18		1.45		1.53		1
12/31/2023	17.24	0.26		1.63	1.89	19.13		534,118	10.94		1.44		1.46		103
12/31/2022 ^	17.26	0.42		(0.44)	(0.02)	17.24		481,587	(0.12)	(e)	1.44	(f)	297.51	(f)	-	(e) (g)
SPL 2025
Group Annuity
12/31/2025	22.61	1.8		1.13	2.93	25.54		176,459	12.96		1.45		7.51		24
12/31/2024	20.96	0.23		1.42	1.65	22.61		52,833	7.87		1.45		1.06		6
12/31/2023	18.58	(0.16)		2.54	2.38	20.96		66,929	12.9		1.45		(0.82)		4
12/31/2022	22.32	(0.07)		(3.67)	(3.74)	18.58		682,899	(16.78)		1.45		(0.34)		9
12/31/2021	20.63	0.11		1.58	1.69	22.32		5,964,400	8.18		1.45		0.5		3
Individual Annuity
12/31/2025 (c)	-	-		-	-	-		-	-		-		-		-
12/31/2024 (c)	-	-		-	-	-		-	-		-		-		-
12/31/2023	18.42	(0.24)		1.49	1.25	19.67	(h)	-	6.79	(e)	1.44	(f)	(1.44)	(f)	191	(e)
12/31/2022 ^^	18.49	-	(i)	(0.07)	(0.07)	18.42		177,022	(0.36)	(e)	1.44	(f)	(1.44)	(f)	-	(e) (g)
SPL 2030
Group Annuity
12/31/2025	20.84	0.41		2.63	3.04	23.88		1,150,408	14.58		1.45		1.85		6
12/31/2024	19.11	0.27		1.46	1.73	20.84		479,861	9.08		1.45		1.34		1
12/31/2023	16.71	0.09		2.31	2.4	19.11		433,345	14.39		1.45		0.48		12
12/31/2022	20.25	0.17		(3.71)	(3.54)	16.71		914,245	(17.49)		1.45		0.95		59
12/31/2021	18.45	0.17		1.63	1.8	20.25		1,285,211	9.74		1.45		0.88		18
SPL 2035
Group Annuity
12/31/2025	14.77	0.4		1.94	2.34	17.11		530,267	15.87		1.45		2.47		1
12/31/2024	13.4	0.13		1.24	1.37	14.77		114,754	10.19		1.45		0.89		48
12/31/2023	11.61	(0.02)		1.81	1.79	13.4		5,081	15.46		1.46		(0.15)		4
12/31/2022	14.13	0.02		(2.54)	(2.52)	11.61		16,248	(17.83)		1.45		0.15		784
* Return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
^ Commencement of Operations was December 28, 2022.
^^ Commencement of Operations was December 30, 2022.
(a) Calculated based upon average accumulation units outstanding.
(b) Ratios exclude expenses incurred by the underlying Vanguard Fund.
(c) No operations during the year due to no investor assets.
(d) Unit value as of December 13, 2023, the last day before net assets were fully liquidated.
(e) Not annualized.
(f) Annualized.
(g) Rounds to less than 1%.
(h) Unit value as of November 14, 2023, the last day before net assets were fully liquidated.
(i) Rounds to less than 0.01 or (0.01).
The notes to the financial statements are an integral part of this report.

5

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Separate Account VA FF (the “Separate Account”) is a separate investment account established on September 1, 2010, by Transamerica Life Insurance Company (“TLIC”). TLIC is incorporated under the laws of the State of Iowa and is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

The Separate Account is registered with the Securities and Exchange Commission and operates as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended. The Separate Account holds assets that are segregated from all of TLIC’s other assets and, at present, is used as a funding vehicle under certain tax-deferred annuity contracts issued by TLIC to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans") and is available as an individual annuity contract (“IRA”).  TLIC is the legal holder of the assets in the Separate Account.

At December 31, 2025, there were six Subaccounts (collectively, the “Subaccounts”) within the Separate Account available to contractholders of Group Plans and Individual Retirement Accounts (“IRAs”). SecurePath for Life Retirement Income (“SPL Retirement Income”), SecurePath for Life 2020 (“SPL 2020”), and SecurePath for Life 2025 (“SPL 2025”) commenced operations on December 1, 2010. SecurePath for Life 2030 (“SPL 2030”) commenced operations on January 3, 2013. SecurePath for Life 2035 (“SPL 2035”) commenced operations with seed money from TLIC on December 29, 2017, but was not funded with its first contractholder deposit until March 9, 2022. SecurePath for Life 2040 (“SPL 2040”) was seeded by TLIC on December 27, 2022 but does not yet have any contractholder investors.  Therefore, no financial statements are included for SPL 2040.

The initial funding of IRAs occurred effective December 28, 2022 and December 30, 2022 in SPL 2020 and SPL 2025, respectively, as a result of rollover transactions from a Group Plan. The initial funding of the IRA portion of SPL Retirement Income occurred on January 9, 2023. The SPL Retirement Income and SPL 2025 IRAs had no assets remaining at December 31, 2023.

Each Subaccount invests in one of a series of Vanguard Target Retirement Funds (the “Target Retirement Funds”), which are mutual funds offered through the Vanguard Group, Inc.  The financial statements of the Target Retirement Funds should be read in conjunction with the Separate Account’s financial statements.

Subaccount	Target Retirement Fund
SPL Retirement Income	Vanguard Target Retirement Income Fund, Investor Class
SPL 2020	Vanguard Target Retirement 2020 Fund, Investor Class
SPL 2025	Vanguard Target Retirement 2025 Fund, Investor Class
SPL 2030	Vanguard Target Retirement 2030 Fund, Investor Class
SPL 2035	Vanguard Target Retirement 2035 Fund, Investor Class
SPL 2040	Vanguard Target Retirement 2040 Fund, Investor Class

From time to time, the Subaccounts may have a concentration of several contractholders holding a significant percentage of units outstanding.  Investment activities of these contractholders could have a material impact on the Subaccounts.

TRANSAMERICA LIFE INSURANCE COMPANY
6

SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
NOTES TO FINANCIAL STATEMENTS (continued)

In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The Subaccounts apply investment company accounting and reporting guidance Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 Financial services – Investment Companies. The following is a summary

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

of significant accounting policies consistently followed by the Separate Account.

Security Transactions and Investment Income: Security transactions are accounted for on the trade date. Realized gains and losses from the sale of investments are determined on the basis of identified cost.  Dividend income and realized capital gain distributions from the investment in the Target Retirement Funds is recorded on the ex-dividend date. Dividends received from the Target Retirement Fund investments are reinvested to purchase additional mutual fund shares.

Contributions and Withdrawals: The unit value of each Subaccount is determined as of the close of business of the New York Stock Exchange (the “NYSE”). Contractholders may contribute or withdraw from the Subaccounts at the stated unit value on any business day based upon the terms described in the prospectus.

Federal Income Taxes: The operations of the Separate Account form a part of, and are taxed with, the operations of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). The Separate Account is not considered a separate legal entity for federal or state tax purposes. TLIC does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains or unrealized attributable to the Separate Account.  Based upon this expectation, no charges are currently being deducted from the Separate Account for federal income tax purposes. TLIC identifies its major tax jurisdictions as US Federal, all states except New York, the District of Columbia and the territories of Guam, Puerto Rico and the Virgin Islands.

The Separate Account recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  If applicable, the Separate Account recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statements of Operations.  Management has evaluated the Separate Account’s tax positions taken for all open tax years 2022-2024 which remain subject to examination, as 2025 has not yet been filed, and has concluded that no provision for income tax is required in the Separate Account’s financial statements.

Indemnification: In the normal course of business, the Separate Account enters into contracts that contain a variety of representations that provide general indemnifications. The Separate Account’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Separate Account and/or its affiliates that have not yet occurred.  However, based on experience, the Separate Account expects the risk of loss to be remote.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The value of the investment in each Target Retirement Fund is valued at the net asset value per share at the close of business of the NYSE, normally, 4:00 P.M. Eastern time, each day the NYSE is open for business.  The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. A description of the portfolio valuation policy for the Target Retirement Funds can be found in the notes to the Target Retirement Funds’ financial statements. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three Levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical securities.
7

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2. SECURITY VALUATIONS (continued)

Level 2 – Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs, which may include management’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurement: The investment companies are valued at the net asset value as reported by the underlying investment company, where the net asset value has been calculated in a manner consistent with ASC 946, as a practical expedient. These investment companies are not included within the fair value hierarchy. There are no Level 2 or Level 3 investments held as of December 31, 2025 and during the year ended.

NOTE 3. FEES

Daily charges to each Subaccount for the Guaranteed Income Benefit Charge charged by TLIC were computed at the annual rate of 0.90%; however, TLIC reserves the right to charge maximum fees of 1.40% upon 90 days’ prior written notice.  Daily charges to each Subaccount for mortality and expense risk fees payable to TLIC were computed at an annual rate of 0.10% of daily average net assets.  Daily charges to each Subaccount for administrative fees payable to TLIC were computed at an annual rate of 0.45% of daily average net assets.  Total annual expenses for each Subaccount are currently 1.45% of daily average net assets.

TLIC reserves the right to deduct an annual contract charge from a participant’s account to reimburse TLIC for administrative expenses relating to the maintenance of the group variable annuity contracts.  TLIC has no present intention to impose such a charge but may do so in the future.  Any such annual charge will not exceed $50.

The value of the assets in each Subaccount reflects the fees and expenses paid by the underlying Target Retirement Fund, including investment advisory fees and other expenses.
8

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2025 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
SPL Retirement Income	$2,934	$886
SPL 2020	115,192	151,994
SPL 2025	142,927	15,180
SPL 2030	614,545	55,886
SPL 2035	352,680	5,082

The Target Retirement Funds each invest in an array of other Vanguard fund investments (“Underlying Funds”) at the Underlying Funds’ net asset values on valuation date.

NOTE 5. RISK FACTORS

Market risk: The market values of the Underlying Funds’ securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of an Underlying Fund’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of an Underlying Fund’s investments, impair an Underlying Fund’s ability to satisfy redemption requests, and negatively impact an Underlying Fund’s performance.
9

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA FF
SECUREPATH FOR LIFE VARIABLE ANNUITY
NOTES TO FINANCIAL STATEMENTS (continued)

Underlying funds risk:  Because each Subaccount invests its assets in a Target Retirement Fund, its ability to achieve to achieve its investment objective depends largely on the performance of the Target Retirement Fund in which it invests.  Investing in the Target Retirement Funds subjects the Subaccounts to the risks of investing in the underlying securities or assets held by those Target Retirement Funds.  Each Target Retirement Fund has its own investment risks, and those risks can affect the value of the Target Retirement Fund’s shares, and therefore the value of a Subaccount’s investment.  There can be no assurance that the investment objective of any Target Retirement Fund will be achieved.  In addition, a Subaccount will bear a pro rata portion of the operating expenses of the Target Retirement Fund in which it invests.

NOTE 6. OPERATING SEGMENTS

An operating segment is defined in ASC 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President of Transamerica Life Insurance Company.

Each subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “net assets” and significant segment expenses are listed on the accompanying Statements of Operations and Changes in Net Assets.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated the impact of events or transactions for potential recognition or disclosure through the date on which these financial statements were issued and has determined that there were no subsequent events requiring adjustment to or disclosure in the financial statements.
10

FINANCIAL STATEMENTS – STATUTORY BASIS
AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023

Transamerica Life Insurance Company

Financial Statements – Statutory Basis
and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

2

Report of Independent Auditors

To the Board of Directors of
Transamerica Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2023 Financial Statements

The statutory-basis financial statements of the Company for the year ended December 31, 2023, were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Iowa Insurance Division on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

• Exercise professional judgment and maintain professional skepticism throughout the audit.
• Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
• Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
• Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
• Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
April 24, 2026
Philadelphia, PA

Report of Independent Auditors

To the Board of Directors of Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for the year ended December 31, 2023, including the related notes and supplementary insurance information for the year ended December 31, 2023, and reinsurance for the year ended December 31, 2023 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the results of its operations and its cash flows for the year ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the results of its operations or its cash flows for the year ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

• Exercise professional judgment and maintain professional skepticism throughout the audit.
• Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
• Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
• Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
• Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 11, 2024

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis
(Dollars in Millions)

	December 31
	2025	2024
Admitted assets
Cash, cash equivalents and short-term investments	$1,103	$1,939
Bonds	49,696	51,162
Preferred stocks	40	44
Common stocks	2,684	2,952
Mortgage loans on real estate	8,818	8,885
Real estate	37	39
Policy loans	2,376	2,239
Securities lending reinvested collateral assets	1,657	1,667
Derivative assets	247	399
Receivable for derivative cash collateral	531	466
Other invested assets	3,053	3,293
Total cash and invested assets	70,242	73,085

Accrued investment income	613	669
Premiums deferred and uncollected	63	70
Net deferred income tax asset	689	802
Variable annuity reserve hedge offset deferral	645	883
Excess of loss reinsurance asset	—	3,024
Other assets	1,999	1,464
Separate account assets	109,592	103,494
Total admitted assets	$183,843	$183,491

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$54,409	$58,055
Policy and contract claim reserves	919	1,048
Liability for deposit-type contracts	671	693
Other policyholders’ funds	49	47
Transfers from separate accounts due or accrued	(236)	(254)
Funds held under reinsurance treaties	7,097	7,046
Asset valuation reserve	1,292	1,358
Derivative liabilities	934	1,481
Payable for collateral under securities loaned and other transactions	1,735	1,764
Borrowed money	650	1,500
Other liabilities	1,450	1,334
Separate account liabilities	109,592	103,494
Total liabilities	178,562	177,566
Total capital and surplus	5,281	5,925
Total liabilities and capital and surplus	$183,843	$183,491
See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Revenues
Premiums and other considerations	$15,032	$18,767	$9,516
Net investment income	3,589	3,743	3,597
Commissions and expense allowances on reinsurance ceded	(729)	428	329
Reserve adjustment on reinsurance ceded	(183)	(133)	(139)
Consideration received on reinsurance recapture and novations	104	243	140
Fee revenue and other income	1,785	1,805	2,119
Total revenue	19,598	24,853	15,562

Benefits and expenses
Death benefits	2,609	2,713	2,433
Annuity benefits	1,579	1,485	1,466
Accident and health benefits	1,170	1,104	1,046
Surrender benefits	18,364	18,845	14,692
Other benefits	288	282	257
Net increase (decrease) in reserves	(3,666)	1,302	(5,482)
Commissions	1,550	1,442	1,343
Taxes, licenses and fees	177	176	163
Funds withheld ceded investment income	307	180	95
Net transfers to (from) separate accounts	(6,011)	(6,163)	(4,801)
IMR adjustment due to reinsurance	217	—	248
General insurance expenses and other	1,303	1,151	1,291
Total benefits and expenses	17,887	22,517	12,751
Gain (loss) from operations before dividends and federal income taxes	1,711	2,336	2,811
Dividends to policyholders	7	8	8
Gain (loss) from operations before federal income taxes	1,704	2,328	2,803
Federal income tax (benefit) expense	(61)	(37)	75
Net gain (loss) from operations	1,765	2,365	2,728
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(575)	(1,439)	(1,999)
Net income (loss)	$1,190	$926	$729

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2023	$7	$4,664	$380	$612	$5,663
Net income (loss)	—	—	—	729	729
Change in net unrealized capital gains/losses, net of taxes	—	—	136	1,148	1,284
Change in net deferred income tax asset	—	—	—	149	149
Change in nonadmitted assets	—	—	—	(417)	(417)
Change in asset valuation reserve	—	—	—	(191)	(191)
Change in surplus as a result of reinsurance	—	—	—	(435)	(435)
Dividends to stockholders	—	—	—	(858)	(858)
Other changes - net	—	8	—	(14)	(6)
Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918
Merger of LIICA Re II and TPRe	—	—	36	576	612
Balance at January 1, 2024	$7	$4,672	$552	$1,299	$6,530
Net income (loss)	—	—	—	926	926
Change in net unrealized capital gains/losses, net of taxes	—	—	524	(1,173)	(649)
Change in net deferred income tax asset	—	—	—	8	8
Change in nonadmitted assets	—	—	—	(7)	(7)
Change in asset valuation reserve	—	—	—	(46)	(46)
Change in surplus as a result of reinsurance	—	—	—	(257)	(257)
Dividends to stockholders	—	—	—	(415)	(415)
Other changes - net	—	(11)	—	(154)	(165)
Balance at December 31, 2024	$7	$4,661	$1,076	$181	$5,925

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2024	$7	$4,661	$1,076	$181	$5,925
Net income (loss)	—	—	—	1,190	1,190
Change in net unrealized capital gains/losses, net of taxes	—	—	(49)	2	(47)
Change in net deferred income tax asset	—	—	—	(431)	(431)
Change in nonadmitted assets	—	—	—	413	413
Change in asset valuation reserve	—	—	—	66	66
Change in surplus as a result of reinsurance	—	—	—	1,029	1,029
Paid-in surplus adjustment	—	—	—	824	824
Return of contributed capital	—	(399)	—	—	(399)
Dividends to stockholders	—	—	—	(200)	(200)
Change in excess of loss reinsurance asset	—	—	—	(3,025)	(3,025)
Other changes - net	—	(13)	—	(51)	(64)
Balance at December 31, 2025	$7	$4,249	$1,027	$(2)	$5,281

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Operating activities
Premiums and annuity considerations	$17,582	$18,865	$13,933
Net investment income	3,455	3,666	3,580
Other income	2,009	2,159	1,940
Benefit and loss related payments	(24,156)	(24,428)	(19,702)
Net transfers from separate accounts	5,853	6,094	4,842
Commissions and operating expenses	(3,183)	(2,976)	(2,787)
Dividends paid to policyholders	(5)	(5)	(5)
Federal income taxes (paid) received	(42)	12	18
Net cash provided by (used in) operating activities	$1,513	$3,387	$1,819

Investing activities
Proceeds from investments sold, matured or repaid	$24,876	$6,828	$8,889
Costs of investments acquired	(26,448)	(9,550)	(8,332)
Net change in policy loans	(137)	(131)	(81)
Net cash provided by (used in) investing activities	$(1,709)	$(2,853)	$476

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$402	$(16)	$6
Dividends to stockholders	(200)	(415)	(858)
Net deposits (withdrawals) on deposit-type contracts	(36)	(32)	(45)
Net change in borrowed money	(850)	(236)	(1,354)
Net change in funds held under reinsurance treaties	51	(433)	43
Net change in payable for collateral under securities lending and other transactions	(28)	(1,335)	828
Other cash (applied) provided	21	482	(30)
Net cash provided by (used in) financing and miscellaneous activities	$(640)	$(1,985)	$(1,410)

Net increase (decrease) in cash, cash equivalents and short-term investments	(836)	(1,451)	885

Cash, cash equivalents and short-term investments:
Beginning of year*	1,939	3,390	2,420
End of year	$1,103	$1,939	$3,305
See accompanying notes.
*Refer to Note 1 for information on the merger impacting the comparability of ending 2023 and beginning 2024 cash balances.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2025	2024	2023

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:

Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$2,537	$—	$792
Increase of funds withheld related to affiliated reinsurance agreement	—	—	(4,394)

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)
Years Ended December 31, 2025, 2024 and 2023

1.
Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of Iowa, and is owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

On December 9, 2025, the Company merged with LIICA Re II Inc. (LIICA Re II) and Transamerica Pacific Reinsurance (TPRe), both affiliated captive insurance companies regulated in Vermont, with the Company as the surviving entity. As part of the merger, the Company assumed all assets and liabilities of both the captive companies, and the merger plans were approved by the Iowa Insurance Division (IID) and the Captive Insurance Division of the Vermont Department of Financial Regulation.

The merger was accounted for as a statutory merger according to requirements in SSAP No. 68, Business Combinations. As such, financial statements for the reporting periods ended December 31, 2025 and 2024 were combined and the recorded assets, liabilities and surplus of LIICA Re II and TPRe on a US statutory basis prior to the mergers were carried forward to the merged company without elimination of aspects of affiliate reinsurance activity and other related party transactions that do not impact total capital and surplus or net income between the merged entities. Additionally, the historical income tax positions were not recomputed on a merged entity basis. This treatment has no impact to income or capital and surplus of the Company. Amounts reported for the year ended December 31, 2023 were not combined as part of the merger, in accordance with the explicit permission of the IID. As a result of the merger, LIICA Re II and TPRe's common stock were deemed canceled by operation of law.

Summarized financial information for the Company, LIICA Re II and TPRe presented separately for the period prior to the merger is as follows:

	Year Ended December 31, 2024
	Company	LIICA Re II	TPRe	Eliminations	Merged Totals
Total assets	$179,107	$2,267	$2,612	$(495)	$183,491
Total liabilities	173,182	2,007	2,377	—	177,566
Capital and surplus	5,925	260	235	(495)	5,925
Total revenue	24,709	38	106	—	24,853
Total benefits and expenses	22,409	(18)	126	—	22,517
Net income (loss)	912	48	(34)	—	926

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable and registered index-linked annuities (RILA). In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.
Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the IID, which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company's guaranteed and RILA separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from the NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the IID, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with SSAP No. 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company's net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2025	2024	2023

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$1,190	$926	$729
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
Net income (loss), NAIC SAP	XXX	XXX	XXX	$1,190	$926	$729

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,281	$5,925	$5,918
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	294	272	47
Excess of loss reinsurance asset	4	Balance Sheet	Excess of loss reinsurance asset	—	3,024	—
Statutory surplus, NAIC SAP	XXX	XXX	XXX	$4,987	$2,629	$5,871

The IID issued a no objection letter for the Company to recognize previously held permitted practices issued by the Captive Insurance Division of the Vermont Department of Financial Regulation to LIICA Re II and TPRe. The permitted practices allowed the captives to include as an admitted asset the value of excess of loss (XOL) reinsurance assets. These historical permitted practices were included on a merged entity basis for the period ended December 31, 2024. The XOL reinsurance assets, totaling $3,024 at December 31, 2024, are for the benefit of the Company. The permitted practice terminated upon the merger of LIICA Re II and TPRe into the Company and has no impact at December 31, 2025.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of encumbrances. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less encumbrances and estimated costs to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. Replications, income generation and held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)
Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)
Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)
Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'BBB' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments:

Interest rate swaps may be used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps may be used to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Total return swaps may be used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard and Poor’s 500 (S&P) or other global market financial index) and floating leg (tied to Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal.  Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps may be used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Bond forwards may be used to hedge the interest rate risk (rho) that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Futures contracts may be used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company may issue products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. The costs to acquire options are treated as book value and amortized into income over the duration of the deal. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as unassigned surplus in the financial statements.

Caps may be used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. The costs to acquire caps are treated as book value and amortized into income over the duration of the deal. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may use zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company may issue fixed liabilities that have a guaranteed minimum crediting rate. The Company may use receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract that is subsequently amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company may replicate investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset, sovereign debt, or commercial mortgage backed security. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions whereby the representative issuer defaults. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a U.S. dollar floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a U.S. dollar floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) an interest rate swap that converts a floating rate liability to a fixed rate liability; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a U.S. dollar fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a U.S. dollar fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2025, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options, swaps, or forward contracts that hedge the equity or interest rate risk on minimum rate guarantee liabilities; (C) credit default swap purchases of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.
The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, disallowed IMR and general insurance accounts receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, remittances, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Assets held in trust for purchases of variable life, variable universal life, variable annuity and certain non-indexed guaranteed annuity contracts (which guarantee certain returns as specified in the contracts) and the Company's corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities in the separate accounts are carried on a fair value basis. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

The individual variable life insurance policies typically provide a guaranteed minimum death benefit.

Certain other modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. These modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. These guarantees are included in the general account due to the nature of the guaranteed return.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in SCA are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Nonadmitted Assets

Certain assets designated as "nonadmitted", primarily net deferred tax assets, reinsurance receivables, agent's balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.
Accounting Changes and Correction of Errors

The Company's policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2025, the NAIC implemented substantive revisions to SSAP No. 26, Bonds and SSAP No. 43, Asset-Backed Securities, incorporating concepts from the principles-based bond definition (PBBD) project regarding the criteria for reporting long-term bonds. In accordance with the NAIC’s transition guidance specific to the project, this update does not constitute a change in accounting principle. The updated guidance has led to modifications in how tables within footnotes 4, 5 and 15 are presented, which may differ from the presentation used in previous reporting periods.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions.

The aggregate book adjusted carrying value for securities reclassified from Schedule D to Schedule BA was $5. The measurement basis for the transferred securities did not change. There was no impact to the Company’s net income or capital and surplus.

On January 10, 2024, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, effective for reporting periods on or after December 31, 2023. INT 23-04 provides clarity that the Scottish Re liquidation should be accounted for as a commutation or recapture and reported as such, including all relevant disclosures. An impairment analysis shall be conducted and any remaining receivables in dispute or not secured by a trust shall be non-admitted. Refer to Note 7 for further detail.

On August 13, 2023, the SAPWG adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.
Correction of Errors

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

4.
Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Fair Value Hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -   Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)
Quoted prices for similar assets or liabilities in active markets
b)
Quoted prices for identical or similar assets or liabilities in non-active markets
c)
Inputs other than quoted market prices that are observable
d)
Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2025 and 2024, respectively:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2025
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,081	$1,081	$1,011	$70	$—
Bonds
Asset-backed securities	8,486	8,486	229	7,683	574
Issuer credit obligations	37,782	41,210	3,775	33,950	57
Preferred stocks, other than affiliates	40	40	—	39	1
Common stocks, other than affiliates	73	73	7	5	61
Mortgage loans on real estate	8,030	8,818	—	—	8,030
Other invested assets	213	235	—	200	13
Derivative assets:
Options	75	75	—	75	—
Interest rate swaps	80	80	—	80	—
Currency swaps	66	26	—	66	—
Credit default swaps	34	18	—	34	—
Equity swaps	43	43	—	43	—
Interest rate futures	2	2	2	—	—
Equity futures	3	3	3	—	—
Derivative assets total	303	247	5	298	—
Policy loans	2,376	2,376	—	2,376	—
Securities lending reinvested collateral	1,458	1,458	1,343	115	—
Separate account assets	108,416	108,398	99,066	8,165	1,185

Liabilities
Investment contract liabilities	$11,269	$11,436	$—	$195	$11,074
Derivative liabilities:
Options	19	19	—	19	—
Interest rate swaps	1,121	721	—	1,121	—
Currency swaps	9	42	—	9	—
Credit default swaps	—	5	—	—	—
Equity swaps	102	102	—	102	—
Interest rate futures	1	1	1	—	—
Equity futures	44	44	44	—	—
Derivative liabilities total	1,296	934	45	1,251	—
Payable for securities lending	1,657	1,657	—	1,657	—
Payable for derivative cash collateral	78	78	—	78	—
Separate account liabilities	96,928	97,017	2	96,917	9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,465	$1,465	$1,462	$3	$—
Short-term notes receivable from affiliates	450	450	—	450	—
Bonds	45,903	51,162	4,334	40,738	831
Preferred stocks, other than affiliates	44	44	—	44	—
Common stocks, other than affiliates	90	90	4	—	86
Mortgage loans on real estate	7,752	8,885	—	—	7,752
Other invested assets	298	337	—	283	15
Derivative assets:
Options	63	63	—	63	—
Interest rate swaps	105	105	—	105	—
Currency swaps	110	70	—	110	—
Credit default swaps	62	38	—	62	—
Equity swaps	119	119	—	119	—
Interest rate futures	2	2	2	—	—
Equity futures	2	2	2	—	—
Derivative assets total	463	399	4	459	—
Policy loans	2,239	2,239	—	2,239	—
Securities lending reinvested collateral	1,537	1,537	1,537	—	—
Separate account assets	102,011	102,098	95,458	5,955	598

Liabilities
Investment contract liabilities	$10,097	$9,763	$—	$204	$9,893
Derivative liabilities:
Options	5	5	—	5	—
Interest rate swaps	1,849	1,417	—	1,849	—
Currency swaps	1	2	—	1	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	37	37	—	37	—
Interest rate futures	1	1	1	—	—
Equity futures	14	14	14	—	—
Derivative liabilities total	1,905	1,481	15	1,890	—
Payable for securities lending	1,667	1,667	—	1,667	—
Payable for derivative cash collateral	96	96	—	96	—
Separate account liabilities	91,620	91,698	2	91,609	9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2025 and 2024:

	2025
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Asset-backed securities	$—	$14	$1	$15
Issuer credit obligations	—	9	6	15
Total bonds	—	23	7	30
Preferred stock
Industrial and miscellaneous	—	40	—	40
Total preferred stock	—	40	—	40
Common stock
Industrial and miscellaneous	7	5	61	73
Total common stock	7	5	61	73
Cash equivalents and short-term investments
Industrial and miscellaneous	—	3	—	3
Money market mutual funds	896	—	—	896
Total cash equivalents and short-term investments	896	3	—	899
Derivative assets	4	188	—	192
Separate account assets	98,701	4,118	—	102,819
Total assets	$99,608	$4,377	$68	$104,053
Liabilities:
Derivative liabilities	$45	$303	$—	$348
Separate account liabilities	2	—	—	2
Total liabilities	$47	$303	$—	$350

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	26	2	28
Total bonds	—	28	2	30
Preferred stock
Industrial and miscellaneous	—	44	—	44
Total preferred stock	—	44	—	44
Common stock
Industrial and miscellaneous	4	—	86	90
Total common stock	4	—	86	90
Cash equivalents and short-term investments
Money market mutual funds	1,176	—	—	1,176
Total cash equivalents and short-term investments	1,176	—	—	1,176
Other long term	—	5	—	5
Derivative assets	4	281	—	285
Separate account assets	95,290	4,021	—	99,311
Total assets	$96,474	$4,379	$88	$100,941
Liabilities:
Derivative liabilities	$15	$799	$—	$814
Separate account liabilities	2	—	—	2
Total liabilities	$17	$799	$—	$816

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivatives classified as Level 2 represent over-the-counter contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other over-the-counter trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2025 and 2024:

	Beginning Balance at January 1, 2025	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Asset-backed securities	$1	$—	$—	$(1)	$1
Issuer credit obligations	1	13	1	—	(9)
Preferred stock	—	—	—	—	(1)
Common stock	86	—	—	(3)	7
Total	$88	$13	$1	$(4)	$(2)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2025
Bonds
Asset-backed securities	$—	$—	$—	$—	$1
Issuer credit obligations	3	—	—	—	7
Preferred stock	1	—	—	—	—
Common stock	16	—	45	—	61
Total	$20	$—	$45	$—	$69

(a)
Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)
Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Other	$1	$20	$1	$(1)	$(17)
Common stock	100	—	—	1	(4)
Total	$101	$20	$1	$—	$(21)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024
Bonds
Other	$—	$—	$—	$—	$2
Common stock	16	—	27	—	86
Total	$16	$—	$27	$—	$88

(a)
Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)
Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less encumbrances and estimated costs to sell. At December 31, 2025 and 2024, the Company held no properties classified as held-for-sale.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

5.
Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2025
ICOs:
U.S. Government obligations (exempt from RBC)	$4,440	$3	$1,074	$3,369
Other U.S. Government obligations (not exempt from RBC)	299	—	63	236
Non-U.S. sovereign jurisdiction securities	791	20	75	736
Municipal bonds - general obligations (direct & guaranteed)	231	3	25	209
Municipal bonds - special revenue	1,792	3	289	1,506
Corporate bonds	32,336	733	2,513	30,556
Single entity backed obligation	1,246	5	146	1,105
Bank loans - acquired	64	—	10	54
Mortgage loans that qualify as SVO identified credit tenant loan - unaffiliated	11	1	—	12
Total ICOs	$41,210	$768	$4,195	$37,783

ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$63	$—	$8	$55
Non-agency CLOs/CBOs/CDOs - unaffiliated	414	2	2	414
Non-agency CMBS - unaffiliated	1,837	20	80	1,777
Non-agency RMBS - unaffiliated	476	55	8	523
Other financial ABS - unaffiliated	2,781	103	87	2,797
Financial ABS - not self-liquidating:
Equity backed securities - unaffiliated	36	—	—	36
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	738	11	3	746
Other non-financial ABS - unaffiliated	262	5	—	267
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	1,300	15	15	1,300
Other non-financial ABS - unaffiliated	579	6	15	570
Total ABS	$8,486	$217	$218	$8,485
Common stock	$58	$15	$—	$73
Preferred stock	$40	$—	$—	$40
	$49,794	$1,000	$4,413	$46,381

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2024
Bonds:
United States Government and agencies	$5,182	$—	$1,284	$3,898
State, municipal and other government	3,131	9	536	2,604
Hybrid securities	249	8	9	248
Industrial and miscellaneous	34,923	478	3,621	31,780
Mortgage and other asset-backed securities	7,677	162	466	7,373
Total unaffiliated bonds	51,162	657	5,916	45,903
Unaffiliated preferred stocks	44	—	—	44
	$51,206	$657	$5,916	$45,947

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$88	$2	$—	$90

The carrying amount and estimated fair value of items held as bonds and short-term investments at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
December 31:	Carrying Value	Fair Value
Due in one year or less	$1,968	$1,972
Due after one year through five years	7,305	7,454
Due after five years through ten years	10,587	10,458
Due after ten years through twenty years	12,717	11,342
Due after twenty years	8,837	6,759
Subtotal	41,414	37,985
Mortgage and other asset-backed securities	8,466	8,468
Total	$49,880	$46,453

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2025 and 2024 is as follows:

	2025
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
ICOs:
U.S. Government obligations (exempt from RBC)	$1,669	$624	$1,521	$451
Other U.S. Government obligations (not exempt from RBC)	231	63	—	—
Non-U.S. sovereign jurisdiction securities	376	73	52	1
Municipal bonds - general obligations (direct & guaranteed)	118	25	17	—
Municipal bonds - special revenue	1,238	287	111	2
Corporate bonds	13,137	2,399	2,284	115
Single entity backed obligation	850	144	82	1
Bank loans - acquired	5	—	32	10
Mortgage loans that qualify as SVO identified credit tenant loan - unaffiliated	—	—	—	—
Total ICOs	$17,624	$3,615	$4,099	$580

ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$52	$8	$1	$—
Non-agency CLOs/CBOs/CDOs - unaffiliated	32	1	207	1
Non-agency CMBS - unaffiliated	1,087	79	92	—
Non-agency RMBS - unaffiliated	88	7	35	2
Other financial ABS - unaffiliated	802	83	471	3
Financial ABS - not self-liquidating:
Equity backed securities - unaffiliated	1	—	—	—
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	81	2	52	1
Other non-financial ABS - unaffiliated	—	—	53	—
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	201	15	170	—
Other non-financial ABS - unaffiliated	177	16	107	—
Total ABS	$2,521	$211	$1,188	$7
Common stock	$—	$—	$48	$—
Preferred stock	$11	$—	$29	$—
	$20,156	$3,826	$5,364	$587

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	2024
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$1,518	$649	$2,307	$635
State, municipal and other government	1,848	512	557	24
Hybrid securities	75	8	49	1
Industrial and miscellaneous	14,344	3,316	7,937	305
Mortgage and other asset-backed securities	3,445	438	1,393	28
Total bonds	$21,230	$4,923	$12,243	$993
Common stocks-unaffiliated	$—	$—	$1	$—
	$21,230	$4,923	$12,244	$993

During 2025, 2024 and 2023, respectively, there were $67, $7 and $13, of asset-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For asset-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2025, 2024 and 2023, the Company recognized OTTI of $28, $0 and $25, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following asset-backed and structured securities were held at December 31, 2025, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
61762TAH9	$3	$2	$1	$2	$2	3/31/2025
BAE3K7RU3-TA	—	—	—	—	—	3/31/2025
86362AAA6	1	—	1	—	—	3/31/2025
44421MAA8	13	11	2	11	11	3/31/2025
36260JAD9	4	3	1	3	3	3/31/2025
23345LAA7	21	18	3	18	18	3/31/2025
36269KAA3	4	4	—	4	4	3/31/2025
26207AAF0	2	2	—	2	2	3/31/2025
83164HP46	—	—	—	—	—	3/31/2025
83164HKQ2	—	—	—	—	—	3/31/2025
46651AA2	4	3	1	3	3	3/31/2025
61691YAJ0	5	4	1	4	4	3/31/2025
5490TAA0	2	2	—	2	2	3/31/2025
12654YAA7	2	2	—	2	2	3/31/2025
14576AAB8	1	1	—	1	1	3/31/2025
86190BAB0	2	2	—	2	2	3/31/2025
10901AAA4	2	2	—	2	2	3/31/2025
12510HAC4	1	1	—	1	1	3/31/2025
86190BAD6	1	1	—	1	1	3/31/2025
83162CTG8	1	1	—	1	1	3/31/2025
46616VAA8	1	1	—	1	1	3/31/2025
67190AAB2	2	2	—	2	2	3/31/2025
BAE2LRK94-TA	—	—	—	—	—	6/30/2025
BAE1PAJF7-TA	—	—	—	—	—	6/30/2025
BAE2XVVY5-TA	—	—	—	—	—	6/30/2025
12640WAG5	1	1	—	1	1	6/30/2025
61762TAH9	1	—	1	—	—	9/30/2025
12640WAG5	—	—	—	—	—	9/30/2025
98162JAG1	26	—	26	—	9	9/30/2025
			$37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The unrealized losses of asset-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2025 and 2024 is as follows:

	2025		2024
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$219	$7	$449	$28
The aggregate related fair value of securities with unrealized losses	2,521	1,089	3,460	1,485

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2,445 and 2,911 securities with a carrying amount of $23,982 and $26,152, and an unrealized loss of $3,826 and $4,923. Of this portfolio, at December 31, 2025 and 2024, 97.8% and 96.9% were investment grade with associated unrealized losses of $3,731 and $4,767, respectively.

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 596 and 1,543 securities with a carrying amount of $5,903 and $13,236, and an unrealized loss of $587 and $993. Of this portfolio, at December 31, 2025 and 2024, 97.1% and 97.3% were investment grade with associated unrealized losses of $569 and $977, respectively.

At December 31, 2025 and 2024, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2025 and 2024, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 11 and 5 securities, respectively, with a cost of $48 and $1 and an insignificant unrealized loss.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2025
Issuer credit obligations, amortized cost	3	$11	$11
Total	3	$11	$11

December 31, 2024
Bond, amortized cost	9	$42	$24
Total	9	$42	$24

The Company did not have any offsetting assets and liabilities at December 31, 2025 and 2024.

During 2025 and 2024, respectively, the Company sold, redeemed or otherwise disposed of 50 and 69 securities as a result of a callable feature which generated investment income of $9 and $16 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2025	2024	2023

Proceeds	$10,370	$4,303	$7,301

Gross realized gains	$130	$85	$184
Gross realized losses	(482)	(143)	(747)
Net realized capital gains (losses)	$(352)	$(58)	$(563)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2025, 2024 and 2023 of $88, $42 and $106, respectively.

At December 31, 2025 and 2024, the Company had recorded investments in restructured securities of $28 and $2.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Concentrations of Credit Risk

Credit risk represents the risk that a counterparty will fail to perform on its contractual obligations. The Company’s investment portfolio includes exposures that may be subject to concentrations of credit risk by industry sector and asset class. Such concentrations arise when multiple issuers share similar economic characteristics or are exposed to common industry‑specific, regulatory or macroeconomic factors that could affect their ability to meet contractual obligations.

The Company’s significant concentrations of credit risk are primarily related to corporate fixed‑income investments and structured securities diversified across a range of industries and asset classes.

Communications (Stable)

The Company maintains material exposure to issuers within the communications sector, including cable, media and telecommunications companies. Credit risk within this sector is influenced by competitive pressures, technological change, capital intensity and regulatory considerations that may impact issuer cash flows and overall credit quality.

Consumer Cyclical (Stable)

The Company holds investments in consumer cyclical industries, including retailers, restaurants, gaming entities and lodging and leisure companies. Credit risk within this sector is sensitive to changes in discretionary consumer spending, employment conditions, inflationary pressures and broader economic cycles that may affect revenues and profitability.

Consumer Noncyclical (Mostly Stable)

The Company’s consumer noncyclical exposure includes issuers in the food and beverage, consumer products, supermarkets, tobacco, healthcare and pharmaceutical industries. Credit risk in these sectors is influenced by factors such as pricing power, input cost volatility, regulatory environments, healthcare policy developments, and the relative stability of consumer demand.

Government and Government‑Related Securities (Stable)

The Company also invests in government and government‑related securities, including U.S. Treasury securities, municipal obligations, supranational entities and non‑U.S. sovereign issuers. Credit risk for these investments is largely associated with changes in fiscal conditions, interest rates and geopolitical developments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Real Estate Investment Trusts (Stable)

The Company holds investments in real estate investment trusts diversified across property types. Credit risk within this sector is influenced by real estate market fundamentals, occupancy levels, rental rate trends, operating cost pressures and access to capital markets.

Structured Securities (Stable)

Beyond corporate fixed‑income securities, the Company holds structured securities, including asset‑backed securities and commercial mortgage‑backed securities. Credit risk related to these investments is primarily influenced by the performance of the underlying collateral, the level of structural credit enhancement and prevailing macroeconomic conditions.

Technology (Stable)

The Company’s technology exposure includes issuers engaged in hardware manufacturing, software development and semiconductor production. Credit risk within this sector is affected by rapid technological advancement, capital investment requirements, product demand cycles and, in certain cases, global supply chain dynamics.

Transportation (Stable)

Transportation‑related exposure includes airlines, automotive manufacturers, railroads and transportation service providers. Credit risk within this sector is affected by fuel and operating costs, labor dynamics, trade and tariff policies, supply chain disruptions and overall economic activity.

Utilities and Infrastructure-Related (Stable)

The Company also maintains exposure to regulated and infrastructure‑oriented issuers, including electric utilities and other utility‑related entities. Credit risk in this sector is influenced by capital expenditure requirements, regulatory frameworks, weather‑related events and sensitivity to interest rate movements.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of unrealized losses in each of the above sectors and does not consider those investments to be other-than-temporarily impaired as of December 31, 2025.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2025 and 2024 were as follows:

December 31, 2025
	Farm	Commercial	Total
AAA - AA	$—	$4,506	$4,506
A	26	3,906	3,932
BBB	6	269	275
B	—	105	105
	$32	$8,786	$8,818

December 31, 2024
	Farm	Commercial	Total
AAA - AA	$—	$4,553	$4,553
A	30	3,643	3,673
BBB	3	591	594
BB	—	1	1
B	—	79	79
	$33	$8,867	$8,900

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2025, the Company issued mortgage loans with a maximum interest rate of 6.57% and a minimum interest rate of 5.07% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2025 at the time of origination was 64%. During 2024, the Company issued mortgage loans with a maximum interest rate of 7.26% and a minimum interest rate of 5.66% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 68%.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

During 2025 and 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 0% and 6.55%, respectively.

During 2025 and 2024, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2025 and 2024:

		Commercial
	Farm	All Other	Total
December 31, 2025
Recorded Investment (All)
Current	$29	$8,786	$8,815
180+ Days Past Due	3	—	3

Accruing interest 180+
days past due
Recorded investment	3	—	3

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$28	$763	$791

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Commercial
	Farm	All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$29	$8,848	$8,877
30-59 Days Past Due	4	—	4
60-89 Days Past Due	—	12	12
180+ Days Past Due	—	7	7

Accruing interest 180+
days past due
Recorded investment	—	7	7

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$29	$795	$824

At December 31, 2025 and 2024, the Company held $3 and $7, respectively, of mortgage loans that were non-income producing for the previous 180 days. There was an insignificant amount of accrued interest related to these mortgage loans at December 31, 2025 and 2024. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2025 and 2024, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2025 and 2024, the Company held 0 and 2 impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2025 and 2024, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2025 and 2024.

The Company had an allowance for credit losses on mortgage loans of $0, $15 and $0 at December 31, 2025, 2024, and 2023.

As of December 31, 2025 and 2024, the Company had no mortgage loans derecognized as a result of foreclosure.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2025, 2024 and 2023, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2025 and 2024, the Company held a mortgage loan loss reserve in the AVR of $103 and $97, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2025	2024		2025	2024

Pacific	27%	29%	Apartment	52%	52%
South Atlantic	21	21	Industrial	24	22
Middle Atlantic	13	12	Office	13	14
E. North Central	11	11	Retail	11	12
Mountain	10	8
W. South Central	8	9
W. North Central	5	5
New England	3	3
E. South Central	2	2

At December 31, 2025 and 2024, the Company had no mortgage loans with a total net admitted asset value that had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2025, 2024 and 2023 related to such restructurings. At December 31, 2025 and 2024, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. There were no impairment losses taken on real estate in 2025, 2024 and 2023 to write the book value down to the current fair value.

As of December 31, 2025 and 2024, there are no properties classified as held for sale. During 2025, there were no properties classified as held for sale disposed, resulting in no net realized gains. During 2024, four properties classified as held for sale were disposed, resulting in an insignificant net realized gain. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

The Company disposed of other properties during 2025, 2024 and 2023 resulting in an insignificant amount of net realized gains. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company's real estate assets at December 31, 2025 and 2024 was as follows:

	2025	2024
Home office properties	$37	$39
	$37	$39

Accumulated depreciation on real estate at December 31, 2025 and 2024, was $35 and $33, respectively.

Other Invested Assets

The Company recorded impairments of $20, $4 and $0 throughout years 2025, 2024 and 2023, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Tax Credits

The Company invests in projects designed to generate federal and state tax credits and other tax benefits through ownership interests in tax credit structures, including partnerships and limited liability entities. These investments primarily relate to affordable housing and historic rehabilitation. The Company’s objective in making these investments is to realize value through the receipt and utilization of tax credits and related tax benefits rather than through operating income or appreciation of the underlying assets.

Tax credits generated by these investments may be transferable or certificated in certain jurisdictions or non‑transferable and usable only against the Company’s income tax liabilities. The investments are accounted for in accordance with SSAP No. 93 and SSAP No. 94, as applicable.

Tax credits generated from these investments are recognized as assets in accordance with SSAP No. 94 and are recorded at amounts expected to be realized through utilization or, where applicable, transfer or sale. The recognition of tax credits impacts the Company’s statutory financial position through the recording of admitted or nonadmitted tax credit assets.

Utilization of tax credits reduces income tax expense and current tax payable, favorably affecting statutory results of operations. Unused tax credits remain recorded as assets and are evaluated for admissibility and recoverability based on expected future taxable income, statutory limitations, and credit expiration provisions. Tax credits not expected to be realized are reduced through nonadmission or impairment, which negatively impacts statutory surplus and results of operations in the period recognized. Tax credit benefits recognized in 2025 and 2024 was $31 and $17, respectively, and other tax benefits recognized was $3 and $3. The balance of the investment recognized as of December 31, 2025 and 2024 is $53 and $58, respectively.

During the year ended December 31, 2025 and 2024, the Company recognized ($13) and ($14), respectively, of investment amortization related to investments generating tax credits and other tax benefits. This amortization was recognized as a component of net investment income.

The Company recognized an insignificant amount of non-income tax related activity associated with these investments as a component of net investment income during 2025 and 2024.

There were no other returns allocated to these investments recognized outside of income tax expense.

The following schedule reflects the aggregate amount of tax credits expected to be generated in each of the subsequent five years and thereafter, disaggregated between transferable/certificated and non‑transferable tax credits:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Year	Transferable/ Certificated	Nontransferable	Total
2026	$—	$12	$12
2027	—	11	11
2028	—	10	10
2029	—	6	6
2030	—	5	5
2031 and After	—	4	4
	$—	$48	$48

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company has commitments related to investments in tax credit structures, including obligations to make additional capital contributions upon the occurrence of specified events. The table below presents these commitments and the periods in which such amounts are expected to be funded:

Year	Tax Credit
2026	$1
2027	2
2028	—
2029	—
2030	—
2031 and After	—
$3

The Company is not subject to regulatory review for any underlying projects as of December 31, 2025 and 2024.

The Company did not recognize impairment losses on tax credit investments as of December 31, 2025 and 2024.

The following tables provide the carrying value of tax credits, disaggregated by transferable/certificated and non-transferable, gross of any related tax liabilities by jurisdiction and in total as of December 31, 2025 and 2024:

		December 31, 2025
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$5
Economic Redevelopment and Growth Tax Credits	NJ	—	11
Low-Income Housing Tax Credits	CA	13	30
Low-Income Housing Tax Credits	United States	46	49
Total	XXX	$59	$95

		December 31, 2024
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount
Economic Redevelopment and Growth Tax Credits	NJ	$1	$16
Low-Income Housing Tax Credits	CA	—	15
Low-Income Housing Tax Credits	United States	58	59
Total	XXX	$59	$90

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company did not have any non-transferable state tax credits.

The following tables provide total unused tax credits by jurisdiction, disaggregated by transferable/certificated and non-transferable as of December 31, 2025 and 2024:

December 31, 2025
	Jurisdiction	Transferable/Certificated	Nontransferable	Total
State:
Massachusetts	MA	$5	$—	$5
New Jersey	NJ	11	—	11
California	CA	30	—	30
Federal	XXX	—	49	49
Total	XXX	$46	$49	$95

December 31, 2024
	Jurisdiction	Transferable/Certificated	Nontransferable	Total
State:
New Jersey	NJ	$16	$—	$16
California	CA	15	—	15
Federal	XXX	—	59	59
Total	XXX	$31	$59	$90

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

The following tables identify tax credits by transferable/certificated and non-transferable classifications and identify the admitted and nonadmitted portions of each classification as of December 31, 2025 and 2024:

December 31, 2025
	Total Admitted	Total Nonadmitted
State:
Transferable	$13	$—
Non-transferable	—	—

Federal:
Transferable	$—	$—
Non-transferable	46	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024
	Total Admitted	Total Nonadmitted
State:
Transferable	$1	$—
Non-transferable	—	—

Federal:
Transferable	$—	$—
Non-transferable	58	—

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2025 and 2024 was as follows:

	2025	2024
Fair value - positive	$337	$484
Fair value - negative	(1,330)	(1,926)

At December 31, 2025, 2024 and 2023, the Company has recorded unrealized gains (losses) of ($78), $132 and ($433), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2025, 2024 and 2023 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 18 years for forecasted hedge transactions. At December 31, 2025 and 2024, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2025 and 2024, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023
Options:
Calls	$(110)	$5	$13
Puts	(4)	1	(1)
Total options	$(114)	$6	$12
Swaps:
Interest rate	$—	$(6)	$—
Credit	3	—	—
Foreign exchange	8	—	—
Total return	(788)	(1,570)	(1,092)
Total swaps	$(777)	$(1,576)	$(1,092)
Futures - net positions	753	442	41
Total realized gains (losses)	$(138)	$(1,128)	$(1,039)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs
Credit default swaps	$47	$63	$(4)	$(5)
Interest rate swaps	10	8	—	—
(1) Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value (BACV) of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs
Credit default swaps	$34	$59	$3	$4
Interest rate swaps	11	9	—	—
Total	$45	$68	$3	$4
(1) Asset and liability classification is based on the positive (asset) or negative
(liability) BACV of each derivative.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2025, 2024 and 2023.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, and commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2025 and 2024:

		2025
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps(3)		$8	$591	2.0
Credit default swaps referencing indices		—	32	39.4
Subtotal		8	623	3.9
BBB	2
Single name credit default swaps(3)		20	598	2.1
Credit default swaps referencing indices		10	629	2.1
Subtotal		30	1,227	2.1
Total		$38	$1,850	2.7

(1)
The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.
(2)
The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)
Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		2024
Rating Agency Designation of Referenced Credit Obligations	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity(2)
AAA/AA/A	1
Single name credit default swaps(3)		$12	$978	2.2
Credit default swaps referencing indices		—	32	40.4
Subtotal		12	1,010	3.4
BBB	2
Single name credit default swaps (3)		35	1,461	1.9
Credit default swaps referencing indices		16	992	2.6
Subtotal		51	2,453	2.2
BB	3
Single name credit default swaps (3)		—	85	0.9
Subtotal		—	85	0.9
Total		$63	$3,548	2.5
(1)
The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.
(2)
The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)
Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2025 and 2024, there were not any potential future recoveries available to offset the $1,850 and $3,548, respectively, from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2025	2024	2025	2024
Derivative assets:
Credit default swaps	$1,530	$3,343	$34	$62
Currency swaps	520	905	66	110
Equity futures	—	—	3	2
Equity swaps	2,801	3,770	43	120
Interest rate swaps	1,594	1,367	24	29
Options	317	314	75	63
Derivative liabilities:
Credit default swaps	609	715	—	(2)
Currency swaps	826	135	9	1
Equity futures	—	—	44	13
Equity swaps	4,233	2,494	102	37
Interest rate swaps	7,754	6,719	986	1,101
Options	(1,079)	(597)	19	5

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. With approval of the IID, the guaranteed benefits included are variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2025 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities
2026	$(137)	$51
2027	(137)	51
2028	(137)	51
2029	(137)	51
2030	(137)	51
2031	(137)	51
2032	(117)	51
2033	(89)	46
2034	(55)	32
2035	(3)	5
Total	$(1,086)	$440

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2024	$445
2. Amortization	63
3. Deferred Recognition	(501)
4. Balance at December 31, 2024 [1-(2+3)]	$883
5. Amortization	88
6. Deferred Recognition	149
7. Balance at December 31, 2025 [4-(5+6)]	$646

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2025	2024
Amortized cost	$—	$(3)
Fair value	(78)	(672)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2025
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(9)	$(467)	$591	$115

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	7	83	(16)	74
Deferred	2	384	(575)	(189)
*Totals shown are pre-tax

December 31, 2024
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(1)	$409	$(1,524)	$(1,116)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	15	(148)	615	482
Deferred	(14)	(261)	909	634
*Totals shown are pre-tax

	Year Ended December 31
	2025	2024
Prior year fair value of hedged item	$1,663	$630
Current year fair value of hedged item	1,538	1,663
Change in fair value attributable to interest rates	$(125)	$1,033
Portion of the fair value change attributed to the hedged risk	$(124)	$1,032

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
		G/A Supporting
		Separate	Total S/A	S/A Assets
	Total General	Account (S/A)	Restricted	Supporting
Restricted Asset Category	Account (G/A)	Activity	Assets	G/A Activity	Total
Collateral held under security lending agreements	$1,657	$—	$—	$—	$1,657
Subject to repurchase agreements	296	—	—	—	296
FHLB capital stock	39	—	—	—	39
On deposit with states	57	—	—	—	57
Pledged as collateral to FHLB (including assets backing funding agreements)	3,909	—	—	—	3,909
Pledged as collateral not captured in other categories	2,585	—	—	—	2,585
Other restricted assets	5,918	—	—	—	5,918
Collateral assets received and on balance sheet	78	—	—	—	78
Assets held under modco reinsurance agreements	132	—	—	—	132
Assets held under funds withheld reinsurance agreements	4,877	—	—	—	4,877
Total restricted assets	$19,548	$—	$—	$—	$19,548

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
					Gross
					(Admitted &	Admitted
					Nonadmitted)	Restricted to
	Total From		Total	Total	Restricted	Total
	Prior Year	Increase/	Nonadmitted	Admitted	to Total	Admitted
Restricted Asset Category	(2024)	(Decrease)	Restricted	Restricted	Assets	Assets
Collateral held under security lending agreements	$1,667	$(10)	$—	$1,657	0.89%	0.90%
Subject to repurchase agreements	306	(10)	—	296	0.16%	0.16%
FHLB capital stock	77	(38)	—	39	0.02%	0.02%
On deposit with states	57	—	—	57	0.03%	0.03%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,956	(47)	—	3,909	2.11%	2.13%
Pledged as collateral not captured in other categories	3,085	(500)	—	2,585	1.39%	1.41%
Other restricted assets	7,920	(2,002)	—	5,918	3.19%	3.22%
Collateral assets received and on balance sheet	—	78	—	78	0.04%	0.04%
Assets held under modco reinsurance agreements	—	132	—	132	0.07%	0.07%
Assets held under funds withheld reinsurance agreements	—	4,877	—	4,877	2.63%	2.65%
Total restricted assets	$17,068	$2,480	$—	$19,548	10.53%	10.63%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
			Total S/A	S/A Assets
		G/A Supporting	Restricted	Supporting G/A
Description of Assets	Total G/A	S/A Activity (a)	Assets	Activity (b)	Total
Derivatives	$2,495	$—	$—	$—	$2,495
Secured funding agreements	58	—	—	—	58
AMBAC	32	—	—	—	32
Total	$2,585	$—	$—	$—	$2,585
Amount of total pledged under derivative contracts	2,495				2,495
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$90	$—	$—	$—	$90

	Gross (Admitted & Nonadmitted) Restricted			Percentage
				Gross
				(Admitted &	Admitted
				Nonadmitted)	Restricted to
	Total From Prior		Total	Restricted	Total
	Year	Increase/	Admitted	to Total	Admitted
Description of Assets	(2024)	(Decrease)	Restricted	Assets	Assets
Derivatives	$3,052	$(557)	$2,495	1.35%	1.36%
Secured funding agreements	1	57	58	0.03%	0.03%
AMBAC	32	—	32	0.02%	0.02%
Total	$3,085	$(500)	$2,585	1.40%	1.41%
Amount of total pledged under derivative contracts	—	2,495	2,495	1.35%	1.36%
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$3,085	$(2,995)	$90	0.05%	0.05%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2025 and 2024:

	2025
	BACV	BACV	BACV	Fair Value	Fair Value
Collateral Assets	Collateral	Modco	FWH	Collateral	Modco
General Account
Cash	$78	$52	$67	$78	$52
Securities lending collateral assets	1,657	—	—	1,657	—
Other	—	81	4,809	—	78
Total collateral assets	$1,735	$133	$4,876	$1,735	$130

	2025
		% of BACV to
		Total Assets	% of BACV to	BACV
	Fair Value	(Admitted and	Total Admitted	FWH Including
Collateral Assets	FWH	Nonadmitted)	Assets	Modco
General Account
Cash	$67	0.26%	0.27%	$119
Securities lending collateral assets	—	2.19%	2.23%	—
Other	4,544	6.45%	6.59%	4,890
Total collateral assets	$4,611	8.90%	9.09%	$5,009

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$1,763	2.53%

	2024
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$94	$94	0.12%	0.12%
Securities lending collateral assets	1,667	1,667	2.16	2.2
Other	2	2	—	—
Total collateral assets	$1,763	$1,763	2.28%	2.32%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$1,763	2.53%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2025	2024	2023
Income:
Bonds	$2,404	$2,235	$2,170
Preferred stocks	3	4	5
Common stocks	271	481	392
Mortgage loans on real estate	385	384	383
Real estate	9	9	9
Policy loans	114	112	110
Cash, cash equivalents and short-term investments	56	113	95
Derivatives	392	421	403
Other invested assets	144	177	200
Gross investment income	3,778	3,936	3,767
Less: investment expenses	177	180	198
Net investment income before amortization of IMR	3,601	3,756	3,569
Amortization of IMR	(12)	(13)	28
Net investment income	$3,589	$3,743	$3,597

At December 31, 2025 and 2024, the Company excluded investment income due and accrued of $2 and $5, respectively. There was $2 and $0 excluded for mortgage loans or real estate for 2025 and 2024.

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2025	2024
Gross	$615	$674
Nonadmitted	$2	$5
Admitted	$613	$669

At December 31, 2025 and 2024, the Company had cumulative amounts for paid-in-kind interest of $25 and $1, respectively, included in the principle balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2025	2024	2023

Bonds	$(440)	$(101)	$(669)
Preferred stocks	1	1	—
Common stocks	2	2	(8)
Mortgage loans on real estate	(19)	(21)	(1)
Cash, cash equivalents and short-term investments	—	—	(1)
Derivatives	(566)	(1,471)	(2,043)
Variable annuity reserve hedge offset	—	—	(44)
Other invested assets	17	46	27
Net realized capital gains (losses), before taxes	(1,005)	(1,544)	(2,739)
Federal income tax effect	4	—	106
Transfer from (to) IMR	426	105	634
Net realized capital gains (losses) on investments	$(575)	$(1,439)	$(1,999)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2025	2024	2023

Bonds	$(30)	$42	$10
Preferred stocks	(1)	—	1
Common stocks	13	(6)	1
Affiliated entities	(157)	(260)	443
Mortgage loans on real estate	15	(15)	—
Cash equivalents and short-term investments	(2)	—	—
Derivatives	223	268	600
Other invested assets	(107)	(104)	327
Change in unrealized capital gains (losses), before taxes	(46)	(75)	1,382
Taxes on unrealized capital gains (losses)	(1)	13	(98)
Change in unrealized capital gains (losses), net of tax*	$(47)	$(62)	$1,284

*2024 variance to Statement of Changes in Capital and Surplus related to an immaterial prior period correction included within the "Other changes - net" line.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.
Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.
IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.
C.
Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.
D.
Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$347	$347	$—	$—
2024	149	149	—	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$347	$347	$—	$—
2024	133	133	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	2025	2024
Prior period, as of September 30, the most recent statement filed with the IID, general account capital and surplus	$5,647	$5,912
From prior period SAP financials:
Net positive goodwill (admitted)	—	—
EDP equipment & operating system software (admitted)	—	—
Net DTAs (admitted)	741	800
Net negative (disallowed) IMR (admitted)	238	114
Adjusted capital and surplus	$4,668	$4,998

The admitted net negative (disallowed) IMR represents 7.43% and 2.66% of adjusted capital and surplus for 2025 and 2024.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2025 and 2024.

6.
Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2025 and 2024 were as follows:

	Year Ended December 31
	2025	2024

Life insurance reserves	$30,386	$35,987
Annuity reserves and supplementary contracts with life contingencies	16,839	14,816
Accident and health reserves (including long term care)	7,184	7,252
Total policy reserves	$54,409	$58,055

Deposit-type contracts	671	693
Policy claims	919	1,048
Total policy reserves, deposit-type contracts and claim liabilities	$55,999	$59,796

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner's Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner's Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method or Actuarial Guideline XXXVIII. Term insurance issued after July 1, 2017 and Indexed Universal life Insurance issued after January 1, 2020 follow Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2025 and 2024, the Company had insurance in force aggregating $26,514 and $31,676, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,272 and $2,055 to cover these deficiencies as of December 31, 2025 and 2024, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. The Company establishes a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $125 and $0 as of December 31, 2025 and 2024, respectively.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2025
2025	$—	$1,249	$508	$741
2024 and prior	2,176	(92)	687	1,397
	2,176	$1,157	$1,195	2,138
Active life reserve	$5,476			$5,414
Total accident and health reserves	$7,652			$7,552

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2024
2024	$—	$1,233	$470	$763
2023 and prior	2,000	54	641	1,413
	2,000	$1,287	$1,111	2,176
Active life reserve	$5,508			$5,476
Total accident and health reserves	$7,508			$7,652

The change in the Company's unpaid claims reserve was ($92) and $54 for the years ended December 31, 2025 and 2024, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2025 was due to the closed block Supplemental Health portions running off and reducing reserves. The change in 2024 was due to worse than expected experience primarily due to higher medical claims.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year
Year ended December 31, 2025
2025	$—	$36	$19	$17
2024 and prior	44	(10)	1	33
	$44	$26	$20	$50

Year ended December 31, 2024
2024	$—	$38	$22	$16
2023 and prior	42	(12)	2	28
	$42	$26	$24	$44

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2025.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company's traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2025 and 2024, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2025		2024
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$2	$—	$1	$—
Ordinary renewal business	12	11	24	19
Group life direct business	1	1	10	6
	$15	$12	$35	$25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2025 and 2024 are approximately $12 and $10, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders. As of December 31, 2025 and 2024, there were no contractual maturities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31
	2025
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$212	$5,093	$—	$5,305	7%
At book value less surrender charge
of 5% or more	902	—	—	902	1
At fair value	5	—	58,930	58,935	82
Total with adjustment or at fair value	1,119	5,093	58,930	65,142	90
At book value without adjustment
(minimal or no charge or adjustment)	5,504	—	—	5,504	8
Not subject to discretionary withdrawal
provision	1,089	—	632	1,721	2
Total individual annuity reserves	7,712	5,093	59,562	72,367	100%
Less reinsurance ceded	4,593	—	—	4,593
Net individual annuities reserves	$3,119	$5,093	$59,562	$67,774
Amount included in book value
less surrender charge above that
will move to book value without
adjustment in the year after the
statement date	$196	$—	$—	$196

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2025
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$5,615	$8	$—	$5,623	11%
At book value less surrender charge
of 5% or more	15	—	—	15	—
At fair value	—	—	32,153	32,153	63
Total with adjustment or at fair value	5,630	8	32,153	37,791	74
At book value without adjustment
(minimal or no charge or adjustment)	2,146	—	—	2,146	4
Not subject to discretionary withdrawal
provision	11,070	—	74	11,144	22
Total group annuities reserves	18,846	8	32,227	51,081	100%
Less reinsurance ceded	5,251	—	—	5,251
Net group annuities reserves	$13,595	$8	$32,227	$45,830

	December 31
	2025
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment
(minimal or no charge or adjustment)	198	—	—	198	25
Not subject to discretionary withdrawal
provision	477	99	20	596	75
Total deposit-type contracts	675	99	20	794	100%
Less reinsurance ceded	4	—	—	4
Net deposit-type contracts	$671	$99	$20	$790

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$15,737
Exhibit 5, Supp contracts with life contingencies section, total (net)	977
Exhibit 7, Deposit-type contracts, net balance at the end of the
current year after reinsurance	671
Subtotal	17,385
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	96,227
Exhibit 3, Supp contracts with life contingencies section, total	663
Other contract deposit funds	119
Subtotal	97,009
Combined total	$114,394

	December 31
	2024
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$286	$2,208	$—	$2,494	4%
At book value less surrender charge
of 5% or more	880	—	—	880	1
At fair value	6	—	58,835	58,841	84
Total with adjustment or at fair value	1,172	2,208	58,835	62,215	89
At book value without adjustment
(minimal or no charge or adjustment)	6,024	—	—	6,024	9
Not subject to discretionary withdrawal
provision	1,043	—	569	1,612	2
Total individual annuity reserves	8,239	2,208	59,404	69,851	100%
Less reinsurance ceded	5,303	—	—	5,303
Net individual annuity reserves	$2,936	$2,208	$59,404	$64,548
Amount included in book value
less surrender charge above that
will move to book value without
adjustment in the year after the
statement date	$160	$—	$—	$160

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$4,842	$10	$—	$4,852	12%
At book value less surrender charge
of 5% or more	17	—	—	17	—
At fair value	—	—	29,901	29,901	70
Total with adjustment or at fair value	4,859	10	29,901	34,770	82
At book value without adjustment
(minimal or no charge or adjustment)	2,299	—	—	2,299	5
Not subject to discretionary withdrawal
provision	5,516	—	68	5,584	13
Total group annuity reserves	12,674	10	29,969	42,653	100%
Less reinsurance ceded	794	—	—	794
Net group annuity reserves	$11,880	$10	$29,969	$41,859

	December 31
	2024
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment
(minimal or no charge or adjustment)	207	—	—	207	26
Not subject to discretionary withdrawal
provision	492	87	18	597	74
Total deposit-type contracts	699	87	18	804	100%
Less reinsurance ceded	6	—	—	6
Net deposit-type contracts	$693	$87	$18	$798

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$13,876
Exhibit 5, Supp contracts with life contingencies section, total (net)	940
Exhibit 7, Deposit-type contracts, net balance at the end of the
current year after reinsurance	693
Subtotal	15,509
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	90,994
Exhibit 3, Supp contracts with life contingencies section, total	597
Other contract deposit funds	105
Subtotal	91,696
Combined total	$107,205

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2025
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$—	$314	$434
Universal life	12,317	12,120	12,536
Universal life with secondary guarantees	5,610	5,190	13,523
Indexed universal life with secondary
guarantees	10,848	7,833	9,006
Other permanent cash value life
insurance	2	4,816	7,169
Variable universal life	954	953	1,039
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	—	—	7,988
Accidental death benefits	—	—	44
Disability - active lives	—	—	37
Disability - disabled lives	—	—	162
Miscellaneous reserves	—	—	1,381
Total (gross)	29,731	31,226	53,319
Reinsurance ceded	6,967	6,809	22,933
Total (net)	$22,764	$24,417	$30,386

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2025
	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$699	$699	$699
Total (net)	$699	$699	$699

	December 31
	2025
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$11,024	$11,023	$11,023
Total (net)	$11,024	$11,023	$11,023

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$29,686
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	19
Exhibit 5, Disability - disabled lives section, total (net)	141
Exhibit 5, Miscellaneous reserves section, total (net)	514
Subtotal	30,386
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	11,722
Subtotal	11,722
Combined total	$42,108

	December 31
	2024
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$—	$296	$430
Universal life	12,610	12,060	14,295
Universal life with secondary guarantees	5,479	5,360	16,322
Indexed universal life with secondary
guarantees	9,239	6,513	7,572
Other permanent cash value life
insurance	2	4,797	7,142
Variable universal life	709	708	1,025
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	—	—	8,007
Accidental death benefits	—	—	46
Disability - active lives	—	—	36
Disability - disabled lives	—	—	159
Miscellaneous reserves	—	—	2,155
Total (gross)	28,039	29,734	57,189
Reinsurance ceded	5,048	4,909	21,202
Total (net)	$22,991	$24,825	$35,987

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$690	$690	$690
Total (net)	$690	$690	$690

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$8,906	$8,904	$10,198
Total (net)	$8,906	$8,904	$10,198

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$34,633
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	136
Exhibit 5, Miscellaneous reserves section, total (net)	1,176
Subtotal	35,987
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,888
Subtotal	10,888
Combined total	$46,875

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2025, 2024 and 2023 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2025	$—	$—	$10	$6,601	$6,611

Reserves for separate accounts
as of December 31, 2025 with
assets at:
Fair value	$—	$111	$—	$102,832	$102,943
Amortized cost	5,089	699	—	—	5,788
Total as of December 31, 2025	$5,089	$810	$—	$102,832	$108,731

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2025:
With fair value adjustment	$5,089	$12	$—	$—	$5,101
At fair value	—	—	—	102,106	102,106
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	699	—	—	699
Subtotal	5,089	711	—	102,106	107,906
Not subject to discretionary
withdrawal	—	99	—	726	825
Total separate account reserve
liabilities at December 31, 2025	$5,089	$810	$—	$102,832	$108,731

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2024	$—	$—	$10	$7,999	$8,009

Reserves for separate accounts
as of December 31, 2024 with
assets at:
Fair value	$—	$100	$—	$99,374	$99,474
Amortized cost	2,419	690	—	—	3,109
Total as of December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2024:
With fair value adjustment	$2,419	$14	$—	$—	$2,433
At fair value	—	—	—	98,719	98,719
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	690	—	—	690
Subtotal	2,419	704	—	98,719	101,842
Not subject to discretionary
withdrawal	—	86	—	655	741
Total separate account reserve
liabilities at December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2023	$—	$—	$10	$6,075	$6,085

Reserves for separate accounts
as of December 31, 2023 with
assets at:
Fair value	$710	$85	$—	$96,283	$97,078
Amortized cost	—	684	—	—	684
Total as of December 31, 2023	$710	$769	$—	$96,283	$97,762

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2023:
With fair value adjustment	$710	$18	$—	$—	$728
At fair value	—	—	—	95,712	95,712
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	684	—	—	684
Subtotal	710	702	—	95,712	97,124
Not subject to discretionary
withdrawal	—	68	—	571	639
Total separate account reserve
liabilities at December 31, 2023	$710	$770	$—	$96,283	$97,763

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2025	2024	2023
Transfer as reported in the Summary of
Operations of the separate accounts
statement:
Transfers to separate accounts	$6,697	$8,100	$6,167
Transfers from separate accounts	(12,679)	(14,225)	(10,944)
Net transfers from separate accounts	(5,982)	(6,125)	(4,777)
Miscellaneous reconciling adjustments	(29)	(38)	(24)
Net transfers as reported in the Summary
of Operations of the life, accident and health
annual statement	$(6,011)	$(6,163)	$(4,801)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2025 and 2024, the Company’s separate account statement included legally insulated assets of $104,492 and $101,121, respectively. The assets legally insulated from general account claims at December 31, 2025 and 2024 are attributed to the following products:

	2025	2024
Group annuities	$30,371	$28,064
Variable annuities	61,792	61,483
Fixed universal life	735	727
Variable universal life	4,792	9,365
Variable life	6,739	1,367
Modified separate accounts	60	114
Registered market value annuity product - SPL	3	1
Total separate account assets	$104,492	$101,121

At December 31, 2025 and 2024, the Company held separate account assets not legally insulated from the general account in the amount of $5,100 and $2,373, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To  compensate the general account for the risk taken, the separate account paid risk charges of $521, $551, $570, $584 and $579, to the general account in 2025, 2024, 2023, 2022 and 2021, respectively. During the years ended December 31, 2025, 2024, 2023, 2022 and 2021, the general account of the Company had paid $49, $41, $63, $56 and $45, respectively, toward separate account guarantees.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company reported guaranteed separate account assets at amortized cost in the amount of $5,577 and $2,784, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $5,593 and $2,699 at December 31, 2025 and 2024, respectively, which would have resulted in an unrealized gain/(loss) of $16 and ($86), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

7.
Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2025	2024	2023

Direct premiums	$20,078	$19,907	$16,262
Reinsurance assumed - non affiliates	945	886	866
Reinsurance assumed - affiliates	(15)	68	(10)
Reinsurance ceded - non affiliates	(1,483)	(1,503)	(2,547)
Reinsurance ceded - affiliates	(4,493)	(591)	(5,055)
Net premiums earned	$15,032	$18,767	$9,516

The Company received reinsurance recoveries in the amount of $3,349, $3,294 and $3,327 during 2025, 2024 and 2023, respectively. At December 31, 2025 and 2024, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $828 and $858, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2025 and 2024 of $37,863 and $37,420, respectively, of which $17,693 and $16,315 were ceded to affiliates, respectively.

During 2025, 2024 and 2023, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of ($1,228) (($1,030) after tax), $387 ($255 after tax) and $684 ($429 after tax), respectively.

Effective December 9, 2025, the Company entered into a reinsurance agreement with Dawn Re, Inc., an affiliate, to cede universal life with secondary guarantee insurance business. As part of the transaction, the Company paid $3,903 in net reinsurance consideration and ceded $5,884 of reserves. Additionally, a pre-tax IMR asset of $275 was ceded with the transaction. The transaction generated a realized gain of $1,706, which was deferred to equity.

Effective June 30, 2025, the Company, through its subsidiary LIICA Re II which subsequently merged into TLIC effective December 9, 2025, entered into an agreement with Ironwood Re Corp. (IRC) to transfer, by novation, rights and obligations under the coinsurance agreement covering certain universal life insurance policies issued by TLB to IRC. As part of this transaction, the Company (through LIICA Re II) paid consideration of $68 to release reserves of $397, resulting in a net pre-tax income impact of $329.

Effective December 31, 2023, the Company entered into a reinsurance agreement whereby the Company ceded fixed deferred annuity business to an affiliated entity, Transamerica Bermuda Re, Ltd. (TBRe). The Company paid a ceding commission of $138 in addition to reinsurance premiums of $4,394 in the form of a funds withheld payable and ceded $4,394 of statutory reserves. The transaction resulted in a pre-tax loss of $138, which has been included in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Effective July 1, 2023, the Company ceded universal life with secondary guarantee (SGUL) insurance business to an unaffiliated entity. The Company paid considerations of $1,057 in assets and cash, ceded $1,436 of reserves and $555 of policy loans. After a $199 realized loss, the transaction resulted in a pre-tax gain of $179.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, LIICA Re II. As a result, the Company received $5 in cash and $114 in policyholder reserves. The transaction resulted in a pre-tax loss of $109 which has been included in the Statements of Operations.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, TPRe. As a result, the Company received $12 in cash and $33 in policyholder reserves. The transaction resulted in a pre-tax loss of $21 which has been included in the Statements of Operations.

The Company is party to an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB, net of third-party reinsurance. Refer to the preceding table for premiums earned from reinsurance assumed from affiliates, including reinsurance assumed under this agreement.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. On July 19, 2023, a Motion for Liquidation of SRUS was granted, resulting in any related treaty coverage ending on September 30, 2023. The Company reported gross receivables on billed and unbilled claims of $164 and $261 as of December 31, 2025, respectively, all of which have been fully non-admitted.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

8.
Income Taxes

The net deferred income tax asset at December 31, 2025 and 2024 and the change from the prior year are comprised of the following components:

	December 31, 2025
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,072	$275	$2,347
Statutory Valuation Allowance Adjustment	—	—	—
Adjusted Gross Deferred Tax Assets	2,072	275	2,347
Deferred Tax Assets Nonadmitted	863	—	863
Subtotal (Net Deferred Tax Assets)	1,209	275	1,484
Deferred Tax Liabilities	484	311	795
Net Admitted Deferred Tax Assets (Liabilities)	$725	$(36)	$689

	December 31, 2024
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,597	$215	$2,812
Statutory Valuation Allowance Adjustment	—	2	2
Adjusted Gross Deferred Tax Assets	2,597	213	2,810
Deferred Tax Assets Nonadmitted	1,169	—	1,169
Subtotal (Net Deferred Tax Assets)	1,428	213	1,641
Deferred Tax Liabilities	542	297	839
Net Admitted Deferred Tax Assets (Liabilities)	$886	$(84)	$802

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(525)	$60	$(465)
Statutory Valuation Allowance Adjustment	—	(2)	(2)
Adjusted Gross Deferred Tax Assets	(525)	62	(463)
Deferred Tax Assets Nonadmitted	(306)	—	(306)
Subtotal (Net Deferred Tax Assets)	(219)	62	(157)
Deferred Tax Liabilities	(58)	14	(44)
Net Admitted Deferred Tax Assets (Liabilities)	$(161)	$48	$(113)

The Company recognized all of its deferred tax liabilities as of December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2025	2024	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$492	$701	$(209)
Investments	227	227	—
Deferred acquisition costs	683	721	(38)
Policyholder dividends accrual	6	6	—
Compensation and benefits accrual	45	43	2
Receivables - nonadmitted	131	147	(16)
Net operating loss carry-forward	48	331	(283)
Tax credit carry-forward	317	340	(23)
Other	123	81	42
Subtotal	2,072	2,597	(525)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	863	1,169	(306)
Admitted ordinary deferred tax assets	1,209	1,428	(219)

Capital
Investments	179	192	(13)
Net capital loss carry-forward	96	23	73
Other	—	—	—
Subtotal	275	215	60

Statutory valuation allowance adjustment	—	2	(2)
Nonadmitted	—	—	—
Admitted capital deferred tax assets	275	213	62
Admitted deferred tax assets	$1,484	$1,641	$(157)

	Year Ended December 31
	2025	2024	Change
Deferred Tax Liabilities:
Ordinary
Investments	$409	$450	$(41)
Policyholder reserves	6	77	(71)
Other	69	15	54
Subtotal	484	542	(58)
Capital
Investments	310	297	13
Other	1	—	1
Subtotal	311	297	14
Deferred tax liabilities	795	839	(44)
Net admitted deferred tax assets (liabilities)	$689	$802	$(113)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act, the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that has been fully amortized into taxable income as of December 31, 2025.

At December 31, 2025, the Company removed its valuation allowance of $2 related to capital deferred tax assets in excess of deferred tax liabilities on LIICA Re II. Subsequent to the merger of TLIC, LIICA Re II, and TPRe, the Company now has sufficient capital deferred tax liabilities to offset its capital deferred tax assets and a valuation allowance is no longer required.

On July 4, 2025, the One Big Beautiful Bill (Bill) was passed into US law. The Company has no material tax impacts related to the Bill in its December 31, 2025 results.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has determined it is a nonapplicable reporting entity for CAMT in 2023, 2024, or 2025 and has not included any impacts of the CAMT in the financial statements as of December 31, 2025.

As discussed in Note 2, for the years ended December 31, 2025 and 2024, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2025
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	641	48	689
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	789	59	848
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	689
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	568	227	795
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,209	$275	$1,484

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		December 31, 2024
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	778	24	802
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	1,037	32	1,069
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	768
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	650	189	839
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,428	$213	$1,641

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	(137)	24	(113)
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	(248)	27	(221)
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	(79)
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	(82)	38	(44)
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(219)	$62	$(157)

	December 31
	2025	2024
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	707%	780%
Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 Above	$4,592	$5,123

The impact of tax planning strategies at December 31, 2025 and 2024 was as follows:

	December 31, 2025
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	0%	2%

The Company's tax planning strategies as of December 31, 2024 include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2025	2024	Change
Current Income Tax

Federal	$(61)	$(37)	$(24)
Subtotal	(61)	(37)	(24)
Federal income tax on net capital gains	(4)	—	(4)
Federal and foreign income taxes incurred	$(65)	$(37)	$(28)

	Year Ended December 31
	2024	2023	Change
Current Income Tax

Federal	$(37)	$75	$(112)
Subtotal	(37)	75	(112)
Federal income tax on net capital gains	—	(106)	106
Federal and foreign income taxes incurred	$(37)	$(31)	$(6)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2025	2024	2023

Current income taxes incurred	$(65)	$(37)	$(31)

Change in deferred income taxes	431	(8)	(149)
(without tax on unrealized gains and losses)
Total income tax reported	$366	$(45)	$(180)

Income before taxes	$916	$784	$312
Federal statutory tax rate	21.00%	21.00%	21.00%
Expected income tax expense (benefit) at
statutory rate	$192	$165	$66

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$(7)	$11	$6
Dividends received deduction	(87)	(128)	(127)
Tax-exempt income	(3)	(4)	(4)
Nondeductible expenses	6	5	3
Pre-tax items reported net of tax	219	(51)	(97)
Tax credits	(26)	(27)	(21)
Prior period tax return adjustment	10	24	(18)
Change in statutory valuation allowance	(2)	1	—
Change in uncertain tax positions	(18)	—	—
Deferred tax change on other items in surplus	77	(38)	13
Other	5	(3)	(1)
Total income tax reported	$366	$(45)	$(180)

The Company's federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2025.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Description	Amount	Origination Dates	Expiration Dates
Operating Loss	$231	12/31/2024	N/A
Operating Loss Total	$231

Foreign Tax Credit	$11	12/31/2024	12/31/2034
Foreign Tax Credit Total	$11

General Business Credit	$2	12/31/2009	12/31/2029
General Business Credit	26	12/31/2011	12/31/2031
General Business Credit	32	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	19	12/31/2022	12/31/2042
General Business Credit	16	12/31/2023	12/31/2043
General Business Credit	15	12/31/2024	12/31/2044
General Business Credit	14	12/31/2025	12/31/2045
General Business Credit Total	$308

The Company has net capital loss carryforwards which expire as follows: 2028: $76, 2029: $30 and 2030: $354.

The Company did not have any income tax expense available for recoupment in the event of future losses for December 31, 2025, 2024 and 2023.

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2024	$18
Tax positions taken during prior period	—
Balance at December 31, 2024	$18
Tax positions taken during prior period	(18)
Balance at December 31, 2025	$—

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2025 and 2024.

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)
Balance at January 1, 2023	$2	$—	$2
Interest expense (benefit)	2	—	2
Cash received (paid)	(1)	—	(1)
Balance at December 31, 2023	$3	$—	$3
Interest expense (benefit)	1	—	1
Cash received (paid)	(2)	—	(2)
Balance at December 31, 2024	$2	$—	$2
Interest expense (benefit)	(2)	—	(2)
Cash received (paid)	—	—	—
Balance at December 31, 2025	$—	$—	$—

The IRS has completed its examination of 2014 - 2017 with an expected refund for 2014 pending Joint Committee on Taxation approval. The 2018 amended tax return remains under audit, and the IRS opened exam on the 2019 tax return. Federal income tax returns filed in 2020 through 2024 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

9.
Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value, of which 676,190 shares were issued and outstanding at December 31, 2025 and 2024.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends and other distributions to its parent companies. Total distributions, within the preceding 12-month period, are generally limited to the greater of (a) 10 percent of surplus as regards to policyholders as of the preceding December 31 (excluding any reported special surplus), or (b) statutory net gain from operations for the preceding year. Dividend payments are further limited by the availability of unassigned funds at the time of the payment. Iowa law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On December 21, 2022, the Company purchased 250,000 shares of TBRe to become its sole shareholder. TBRe received additional capital contributions from the Company of $490 on December 29, 2023.

The Company received regulatory approval to recharacterize its gross paid‑in and contributed surplus to unassigned surplus pursuant to the quasi‑reorganization provisions of SSAP No. 72, Surplus and Quasi-Reorganizations, effective December 9, 2025. This restatement does not impact total surplus, net income, dividends to stockholders or the valuation of any assets or liabilities.

	Change in Year Surplus	Change in Gross Paid-in and Contributed Surplus
2025	$824	$(824)

On November 28, 2025, the Company received a capital contribution of $425 from CGC.

On June 24, 2025, the Company paid an ordinary common stock dividend of $200 to CGC.

On December 19, 2024, the Company paid an ordinary common stock dividend of $150 to CGC.

On June 20, 2024, the Company paid an ordinary common stock dividend of $265 to CGC.

On December 14, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On November 9, 2023, the Company received a return of capital of $267 from TLB.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

On September 29, 2023, the Company paid an ordinary common stock dividend of $200 to CGC.

On June 21, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On March 30, 2023, the Company paid an ordinary common stock dividend of $58 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2025 and 2024, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $645 and $883, as of December 31, 2025 and 2024, respectively, for derivatives hedging variable annuity guarantees as required under SSAP No. 108.

The Company held special surplus funds in the amount of $382 and $193, as of December 31, 2025 and 2024, respectively, for admitted disallowed IMR as required under INT 23-01.

10.
Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2025 and 2024, respectively, securities with a fair value of $1,611 and $1,394 were on loan under securities lending agreements. At December 31, 2025 and 2024, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $1,657 and $1,667 at December 31, 2025 and 2024, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2025	2024
Open	$1,657	$1,667
Total collateral received	$1,657	$1,667

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2025		2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$79	$79	$130	$130
30 days or less	540	540	658	658
31 to 60 days	285	285	263	263
61 to 90 days	190	190	318	318
91 to 120 days	120	120	105	105
121 to 180 days	129	129	150	150
181 to 365 days	200	200	43	43
2 to 3 years	35	35	—	—
Greater than 3 years	79	79	—	—
Total	1,657	1,657	1,667	1,667
Securities received	—	—	—	—
Total collateral reinvested	$1,657	$1,657	$1,667	$1,667

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $1,659 (fair value of $1,657) that are currently tradable securities that could be sold and used to pay for the $1,657 in collateral calls that could come due under a worst-case scenario.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table presents collateral associated with securities lending transactions that extend beyond one year for 2025 and 2024:

Description of collateral	2025	2024
ABS credit cards	$26	$—
ABS autos	54	—
ABS other non-housing	35	—
Total collateral extending beyond one year of the reporting date	$115	$—

11.
Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant's eligible earnings per the plan's matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $21, $21 and $18 was allocated to the Company for the years ended December 31, 2025, 2024 and 2023, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee's eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $13, $13 and $11 for the years ended December 31, 2025, 2024 and 2023, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $2, $2 and $4 for the years ended December 31, 2025, 2024 and 2023, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2025, 2024 and 2023 was insignificant.

12.
Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company and an affiliate, Transamerica Financial Life Insurance Company (TFLIC), are parties to a Shared Services and Cost Sharing Agreement whereby both provide accounting, administrative, and other advisory services in accordance with the agreement. The net amount received by the Company as a result of being a party to these agreements was $1,421, $436 and $2 during 2025, 2024 and 2023, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $31, $29 and $30 for these services during 2025, 2024 and 2023, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $109, $98 and $98 for these services during 2025, 2024 and 2023, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $109, $119 and $115 for these services during 2025, 2024 and 2023, respectively.

Transamerica Capital, LLC provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $432, $23 and $10 for the years ended December 31, 2025, 2024 and 2023, respectively.

During 2025, the Company purchased $43 of other invested assets from a modified separate account of the Company. In addition, the Company sold $150 of other invested assets to TFLIC and a modified separate account of the Company for $130 and $20, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2025, 2024 and 2023, the Company received (paid) net interest of $26, $28 and $21 from (to) affiliates, respectively. At December 31, 2025 and 2024, respectively, the Company reported net receivables (payables) from (to) affiliates of $641 and $256. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2025, the Company has outstanding intercompany notes receivables of $500, as shown below:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$175	March 27, 2026	4.34%
TA Corp	25	April 25, 2026	4.34
TA Corp	75	June 20, 2026	4.32
TA Corp	75	June 25, 2026	4.32
TA Corp	150	June 30, 2026	4.32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2024, the Company had outstanding intercompany notes receivables of $550, as shown below:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$275	March 27, 2025	5.33%
TA Corp	25	April 26, 2025	5.33
TA Corp	75	June 21, 2025	5.30
TA Corp	75	June 25, 2025	5.30
ULI Funding LLC	100	December 30, 2025	4.70

At December 31, 2025 and 2024, the Company had no short-term intercompany notes payable.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 3, LLC	$13
Real Estate Alternatives Portfolio 4 HR, LLC	147
Real Estate Alternatives Portfolio 4 MR, LLC	9
Aegon Workforce Housing Fund 2, L.P.	140
Natural Resources Alternatives Portfolio I, LLC	308
Natural Resources Alternatives Portfolio II, LLC	138
Natural Resources Alternatives Portfolio 3, LLC	213
TA Private Equity Assets LLC	317
Zero Beta Fund, LLC	4
TA-APOP I, LLC	263
TA-APOP I-A, LLC	109

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2025 and 2024:

December 31, 2025
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	155	155	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$155	$155	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$520	$520	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$520	$520	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$675	$675	$—
Aggregate Total	XXX	$675	$675	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	149	149	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$149	$149	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$434	$434	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$434	$434	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$583	$583	$—
Aggregate Total	XXX	$583	$583	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2025

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	10/14/2025	123	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$123	—	—	—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	10/14/2025	$514	Y	N	I
Total SSAP No. 97 8b(iv) Entities	—	—	$514	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$637	—	—	—
Aggregate Total	—	—	$637	—	—	—
*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing
** I - Immaterial or M - Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	11/4/2024	136	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$136	—	—	—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	11/4/2024	$502	Y	N	I
Total SSAP No. 97 8b(iv) Entities	—	—	$502	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$638	—	—	—
Aggregate Total	—	—	$638	—	—	—
*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing
** I - Immaterial or M - Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
TORI	$—	$(3,053)	$841	$—
TWRI	—	(1,384)	631	—

*Per AP&P Manual (without permitted or prescribed practices)

Had the above SCA entities not been permitted to recognize the credit linked note or the excess of loss reinsurance asset as admitted assets in the financial statements, the risk-based capital would have been below the control level which would have triggered a regulatory event.

Information regarding the Company's affiliated reinsurance transactions is available in Note 7.

Information regarding the Company’s affiliated guarantees is available in Note 14.

13.
Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA's/TPA's that wrote premiums in excess of 5% of the Company's surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

14.
Commitments and Contingencies

At December 31, 2025 and 2024, the Company has mortgage loan commitments of $43 and $179, respectively.

The Company has contingent commitments of $835 and $812, as of December 31, 2025 and 2024, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $3 and $2, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2025 and 2024 was $9 and $13, respectively.

At December 31, 2025, the minimum aggregate rental commitments are as follows:

Year	Amount
2026	$10
2027	9
2028	8
2029	4
2030	2

Private placement commitments outstanding as of December 31, 2025 and 2024 were $328 and $238, respectively.

The Company did not sell any “to-be-announced” (TBA) securities as of December 31, 2025 and 2024.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2025 and 2024, respectively, was $531 and $466.

At December 31, 2025 and 2024, securities in the amount of $51 and $114, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company's Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides the nature and circumstances of guarantee as of December 31, 2025 and 2024:

Nature and Circumstances of Guarantee	Liability Recognition of Guarantee	Ultimate Financial Statement Impact if Action Under the Guarantee is Required	Maximum Potential Amount of Future Payments (Undiscounted) the Guarantor Could be Required to Make Under the Guarantee	Current Status of Payment or Performance Risk of Guarantees
The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships.  Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years.
	$ —	Payment would impact Investment Expenses, which will ultimately roll up to Net investment income.	$ —	No payments required as of December 31, 2025. Current assessment of risk of making payments under guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation.
	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	Unlimited	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower.
	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	Unlimited	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

The Company has provided a guarantee to TLB’s Hong Kong and Singapore Branch policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	274	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

Total	$ —		$ 274

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2025 and 2024:

	December 31
	2025	2024
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$274	$268
Current liability recognized in financial statements:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Ultimate financial statement impact if action required:
Investments in SCA	274	268
Total impact if action required	$274	$268

During 2019, the Company entered into an agreement with AURA, LLC to commit to purchase certain tax credit investments up to a maximum of $100. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company acquired five tax credit investments during 2025 or 2024 under this agreement. As of December 31, 2025 and 2024, there is $46 and $48 committed to these purchases.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. It is part of the Company's strategy to utilize these funds for asset and liability management and other strategic initiatives. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,255 and $5,320 at December 31, 2025 and 2024, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2025	2024
Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	29	68
Excess Stock	—	—
Total	$39	$78

At December 31, 2025 and 2024, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2025
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10
Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2024
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10
Total	$—	$—	$—	$10

At December 31, 2025 and 2024, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2025
Total Collateral Pledged	$3,524	$3,909
Maximum Collateral Pledged	3,526	3,977

	Fair Value	Carry Value
December 31, 2024
Total Collateral Pledged	$3,433	$3,956
Maximum Collateral Pledged	3,995	4,603

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the borrowings from the FHLB were as follows:

	December 31,
	2025	2024
	General Account	General Account

Debt [1]	$650	$1,500
Total	$650	$1,500

1 The maximum amount of borrowing during 2025 and 2024 was $1,650 and $1,725, respectively.

As of December 31, 2025, the weighted average interest rate on FHLB advances was 4.162% with a weighted average term of 3.9 years. As of December 31, 2024, the weighted average interest rate on FHLB advances was 4.415% with a weighted average term of 0.9 years.

At December 31, 2025 and 2024, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC primarily to tax-qualified institutional entities such as 401(k) plans and other retirement plans and college savings plans with a book value totaling $26,256 and $32,000 as of December 31, 2025 and 2024, respectively. In a synthetic GIC, the Company generally guarantees book value withdrawals by plan participants from plan-owned assets by paying the difference between book value and the fair value of those assets in the event the book value exceeds fair value upon termination. The Company mitigates the related investment risk through certain contractual provisions and approval of the investment guidelines applicable to the plan-owned assets. Funding requirements to date have been minimal and management does not anticipate future funding requirements having a material financial impact. There were no related reserves as of December 31, 2025 and 2024.

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company's legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company's financial position.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company was named in a class action lawsuit alleging that certain monthly deduction rate increases on universal life insurance products in 2022 and 2023 were improper. The Company has entered into a settlement agreement in the amount of $57, pending approval by the court.

The Company was named in a class action lawsuit alleging that policyholders were entitled to persistency bonuses on certain Direct Recognition Life policies. Plaintiffs have issued a best‑and‑final settlement demand of $115, which will be submitted for internal governance approval and is also subject to court approval.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $12 and $14 and an offsetting premium tax benefit $7 and $9 at December 31, 2025 and 2024, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $2, $10 and $0 for the years ended December 31, 2025, 2024 and 2023, respectively.

15.
Sales, Transfers, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non-applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2025 and 2024:

December 31, 2025
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$301
Fair Value	$460	$245	$327	$310

Ending Balance
BACV	XXX	XXX	XXX	$313
Fair Value	$460	$245	$327	$321

December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$315
Fair Value	$200	$266	$323	$320

Ending Balance
BACV	XXX	XXX	XXX	$306
Fair Value	$200	$266	$323	$308

	2025			2024
	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total
ICO - BACV	$276	$38	$314	$257	$49	$306
ICO - FV	283	38	321	259	50	309

These securities have maturity dates that range from January 15, 2026 to November 15, 2079.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2025 and 2024:

December 31, 2025
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$311	$207	$232	$117

Ending Balance (1)
Cash	$311	$207	$81	$117
(1) The remaining collateral held was greater than 90 days from contractual maturity.

December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$154	$197	$221	$113

Ending Balance(1)
Cash	$154	$197	$80	$113
(1) The remaining collateral held was greater than 90 days from contractual maturity.

The Company does not maintain or utilize dollar repurchase agreements.

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell or reacquire any securities with an NAIC designation of 3 or below during 2025.

16.
Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2025 through April 24, 2026.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2025

Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Stonebridge Benefit Services Inc	75-2548428
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Bermuda Re, Ltd	98-1701849
Transamerica Casualty Insurance Company	31-4423946
Transamerica Corporation (OREGON)	98-6021219
Transamerica Finance Corporation	95-1077235
Transamerica Financial Life Insurance Company	36-6071399

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2025

Entity Name	FEIN

Transamerica Fund Services Inc	59-3403587
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Trust Company	42-0947998
Transamerica United Financial Services LLC	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial
Statement Schedules

Report of Independent Auditors

To the Board of Directors of
Transamerica Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company) as of December 31, 2025 and 2024 and for the years then ended, and have issued our report thereon dated April 24, 2026. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP
April 24, 2026
Philadelphia, PA

Transamerica Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Millions)

December 31, 2025

SCHEDULE I
Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,098	$3,605	$4,739
States, municipalities and political subdivisions	2,042	1,733	2,042
Foreign governments	791	735	791
Hybrid securities	—	—	—
All other corporate bonds	41,625	39,695	41,624
Preferred stocks	42	40	40
Total fixed maturities	48,598	45,808	49,236

Equity securities
Common stocks:
Industrial, miscellaneous and all other	58	73	73
Total equity securities	58	73	73

Mortgage loans on real estate	8,818		8,818
Real estate	37		37
Policy loans	2,376		2,376
Other long-term investments	1,002		1,002
Receivable for securities	10		10
Receivable for derivative cash collateral posted to counterparty	531		531
Securities lending	1,657		1,657
Cash, cash equivalents and short-term investments	1,103		1,103
Total investments	$64,190		$64,843
 (1) Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.
(2) Bonds of $31 are held at fair value rather than amortized cost. Preferred stock of $40 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information
(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2025
Individual life	$28,785	$—	$478	$(365)	$1,914	$(1,718)	$1,815
Individual health	6,273	98	267	595	397	789	169
Group life and health	2,397	17	136	836	130	587	299
Annuity	16,839	—	38	13,966	1,148	20,686	(4,740)
	$54,294	$115	$919	$15,032	$3,589	$20,344	$(2,457)

Year ended December 31, 2024
Individual life	$34,414	$—	$576	$3,467	$1,983	$4,960	$1,418
Individual health	6,304	100	306	625	391	943	196
Group life and health	2,404	17	130	833	158	517	345
Annuity	14,816	—	36	13,842	1,211	19,311	(5,173)
	$57,938	$117	$1,048	$18,767	$3,743	$25,731	$(3,214)

Year ended December 31, 2023
Individual life	$29,961	$—	$493	$2,410	$1,882	$2,870	$1,808
Individual health	6,083	105	317	665	382	807	221
Group life and health	2,455	19	124	788	134	520	370
Annuity	13,873	—	49	5,653	1,199	10,215	(4,060)
	$52,372	$124	$983	$9,516	$3,597	$14,412	$(1,661)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance
(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2025
Life insurance in force	$820,838	$459,377	$203,762	$565,223	36%

Premiums:
Individual life	$4,592	$5,879	$922	$(365)	(253)%
Individual health	643	52	4	595	1
Group life and health	867	32	1	836	0
Annuity	13,976	13	3	13,966	0
	$20,078	$5,976	$930	$15,032	6%

Year ended December 31, 2024
Life insurance in force	$805,576	$494,708	$234,794	$545,662	43%

Premiums:
Individual life	$4,495	$1,971	$943	$3,467	27%
Individual health	673	53	5	625	1
Group life and health	886	54	1	833	0
Annuity	13,853	16	5	13,842	0
	$19,907	$2,094	$954	$18,767	5%

Year ended December 31, 2023
Life insurance in force	$798,119	$540,679	$262,185	$519,625	50%

Premiums:
Individual life	$4,598	$3,029	$841	$2,410	35%
Individual health	717	58	6	665	1
Group life and health	898	112	2	788	0
Annuity	10,049	4,403	7	5,653	0
	$16,262	$7,602	$856	$9,516	9%

Item 27.	Exhibits

Exhibit No:	Description

(a)	Board of Directors Resolution

(a)(1)	Resolution of the Board of Directors of Transamerica Life Insurance Company authorizing establishment of the Separate Account. Note 1

(b)	Custodian Agreements. Not applicable

(c)	Underwriting Contracts

(c)(1)	Amended and Restated Principal Underwriting Agreement by and between Transamerica Life Insurance Company on its own behalf and on behalf of the Separate Account, and Transamerica Capital, Inc. Note 2

(d)	Contracts

(d)(1)	Broker Dealer and Life Insurance Company Product Sales Agreement. Note 3

(d)(2)	Group Variable Annuity Contract. Note 4

(d)(3)	Individual Variable Annuity Contract. Note 5

(d)(4)	Enrollment Form (Group). Note 4

(d)(5)	Enrollment Form (Individual). Note 5

(e)	Applications. Not Applicable

(f)	Depositor’s Certificate of Incorporation and By-laws

(f)(1)	Articles of Incorporation of Transamerica Life Insurance Company. Note 6

(f)(1)(i)	Articles of Incorporation of Transamerica Life Insurance Company. Note 7

(f)(2)	Bylaws of Transamerica Life Insurance Company. Note 6

(f)(2)(i)	bylaws of Transamerica Life Insurance Company. Note 7

(g)	Reinsurance Contracts

(g)(1)(i)	Reinsurance Agreement No. FUV-1 between Transamerica Life Insurance Company and Union Hamilton Reinsurance Limited dated April 1, 2001. Note 8

(g)(2)	Reinsurance Agreement Amendment No. 1 to Agreement FUV-1 between Transamerica Life Insurance Company and Union Hamilton Reinsurance Limited dated April 1, 2001. Note 8

(h)	Participation Agreements

(h)(1)	Daily Valuation Agency Agreement (Vanguard). Note 4

(h)(2)	Vanguard DCC&S Agreement (Individual). Note 5

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and Consent of Counsel. Filed herewith.

(l)(1)	Other Opinions Consent of Independent Registered Public Accounting Firm. Filed herewith.

(l)(2)	Consent of Independent Auditors. Filed Herewith.

(m)	Omitted Financial Statements. Not applicable

(n)	Initial Capital Agreements. Not applicable

(o)	Form of Initial Summary Prospectuses. Not Applicable

(p)	Powers of Attorney - Filed Herewith

(p)(1)	Resolution of the Board of Directors Authorizing the Principal Executive Officer to sign on behalf of Transamerica Life Insurance Company pursuant to power of attorney. Note 9

Note 1.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-163878) filed on December 21, 2009.

Note 2.	Incorporated herein by reference to the Post-Effective Amendment No. 50 to Form N-4 Registration Statement (File No. 33-33085) filed on February 15, 2011.

Note 3.	Incorporated herein by reference to the Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-125817) filed on February 15, 2008.

Note 4.	Incorporated herein by reference to the Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-163878) on August 16, 2010.

Note 5.	Incorporated herein by reference to the Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-163878) filed on April 29, 2011.

Note 6.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-62738) filed on June 11. 2001.

Note 7.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-169445) on September 17, 2010.

Note 8.	Incorporated herein by reference to the Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-110049) filed on April 29, 2009.

Note 9.	Incorporated herein by reference to the Post-Effective Amendment No.17 to Form N-4 Registration Statement (File No. 333-163878) filed on April 29, 2025.

Item 28. Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Jamie Ohl	Director and President
1801 California St. Suite 5200
Denver, CO 80202

Bonnie T. Gerst	Director, Chairman of the Board and Senior Vice President, Financial Assets
6400 C Street SW
Cedar Rapids, Iowa 52499

Andrew S. Williams	Director, General Counsel, Secretary and Senior Vice President
100 Light Street
Baltimore, MD 21202

Maurice Perkins	Director, Chief Corporate Affairs Officer
100 Light Street
Baltimore, MD 21202

Matt Keppler	Director, Chief Financial Officer, Executive Vice President and Treasurer
100 Light Street
Baltimore, MD 21202

Chris Giovanni	Director, Chief Strategy & Development Officer and Senior Vice President
100 Light Street
Baltimore, MD 21202

Item 29.  Persons Controlled by or under Common Control with the Depositor or Registrant

As of December 31, 2025, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage owner ship of voting securities giving rise to the control relationship.

Aegon Ltd. Subsidiaries Under Common Control

Company Name	Immediate Parent Ownership %	City Statutory Seat	State/Country	Parent
239 West 20th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
25 East 38th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
313 East 95th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
319 East 95th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
Administrative Group, LLC	100.00%	Cedar Rapids, Iowa	United States	AUSA Holding, LLC
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Aegon Mediacion S.L.U.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Serenitas, S.L.U.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.
AEGON Affordable Housing Debt Fund I, LLC	5.01%	Wilimington	United States	AHDF Manager I, LLC
AEGON Affordable Housing Debt Fund I, LLC	5.01%	Wilimington	United States	Transamerica Life Insurance Company
AEGON AM Funds, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
3

Aegon AM Private Equity Partners I, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners II, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners III, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
AEGON Asia B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon Asset Management (Asia) Limited	100.00%	Hong Kong	Hong Kong	AEGON Asset Management Holding B.V.
AEGON Asset Management Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Asset Management Hungary B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Aegon Asset Management Limited	100.00%	Edinburgh	United Kingdom	Aegon Asset Management UK plc
Aegon Asset Management Pan-Europe B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Aegon Asset Management UK Holdings Limited	100.00%	Edinburgh	United Kingdom	AEGON Asset Management Holding B.V.
Aegon Asset Management UK plc	100.00%	Edinburgh	United Kingdom	Aegon Asset Management UK Holdings Limited
AEGON Brazil Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON Brazil Holding II B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON CEE B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
Aegon Community Investments 50, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 51, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 52, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 53, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 54, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 55, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 56, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 57, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 58, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 59, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 60, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 61, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 62, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 63, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 64, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 65, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 66, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 67, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 68, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company

Aegon Community Investments 69, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 70, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
AEGON Corporate Center B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Custody B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
AEGON Derivatives N.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Digital Investments Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Direct Marketing Services International, LLC	100.00%	Baltimore	United States	AUSA Holding, LLC
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100.00%	Monterrey	Mexico	AEGON DMS Holding B.V.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100.00%	Monterrey	Mexico	AEGON Mexico Holding B.V.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	98.78%	Mexico City	Mexico	AEGON DMS Holding B.V.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	98.78%	Mexico City	Mexico	AEGON Mexico Holding B.V.
AEGON Direct Marketing Services, Inc.	100.00%	Baltimore, MD	United States	Transamerica Life Insurance Company
AEGON DMS Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON EDC Limited	100.00%	Edinburgh	United Kingdom	Aegon Ltd.
Aegon Employees Netherlands B.V.	100.00%	The Hague	Netherlands	AEGON Europe Holding B.V.
Aegon Energy Management, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
Aegon Energy Partners Fund, LLC	100.00%	Wilmington	United States	Aegon Energy Management, LLC
AEGON España, S.A.U. de Seguros y Reaseguros	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
AEGON Europe Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Financial Services Group, Inc.	100.00%	St. Paul, Minnesota	United States	Transamerica Life Insurance Company
AEGON Funding Company LLC	100.00%	Wilmington, Delaware	United States	Transamerica Corporation
Aegon Global Services, LLC	100.00%	Cedar Rapids, Iowa	United States	Commonwealth General Corporation
4

AEGON Growth Capital Fund I C.V.	100.00%	Amsterdam	Netherlands	AEGON Growth Capital Fund I GP B.V.
AEGON Growth Capital Fund I GP B.V.	100.00%	The Hague	Netherlands	AEGON Digital Investments Holding B.V.
AEGON Growth Capital Management B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Iberia Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON India Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon Insights Limited	100.00%	Hong Kong	Hong Kong	AEGON DMS Holding B.V.
AEGON Institutional Markets, Inc.	100.00%	Wilmington, DE	United States	Commonwealth General Corporation
Aegon Insurance Asset Management Company Limited	100.00%	Shanghai	China	Aegon Ltd.
AEGON International B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Investment Management B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
AEGON Investment Solutions - Nominee 1 (Gross) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions - Nominee 2 (Net) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions - Nominee 3 (ISA) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions Ltd	100.00%	Edinburgh	United Kingdom	Aegon UK Investment Holdings Limited
Aegon Investments Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Aegon LIHTC Fund 51, LLC	0.01%	Wilmington	United States	Aegon Community Investments 51, LLC
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Aegon Community Investments 52, LLC
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon LIHTC Fund 55, LLC	2.83%	Wilmington	United States	Aegon Community Investments 55, LLC
Aegon LIHTC Fund 55, LLC	2.83%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 57, LLC	0.01%	Wilmington	United States	Aegon Community Investments 57, LLC
Aegon LIHTC Fund 58, LLC	2.93%	Wilmington	United States	Aegon Community Investments 58, LLC
Aegon LIHTC Fund 58, LLC	2.93%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 62, LLC	0.01%	Wilmington	United States	Aegon Community Investments 62, LLC
Aegon LIHTC Fund 65, LLC	0.01%	Wilmington	United States	Aegon Community Investments 65, LLC
Aegon LIHTC Fund 66, LLC	0.01%	Wilmington	United States	Aegon Community Investments 66, LLC
Aegon LIHTC Fund 68, LLC	100.00%	Wilmington	United States	Aegon Community Investments 68, LLC
Aegon LIHTC Fund 70, LLC	100.00%	Wilmington	United States	Aegon Community Investments 70, LLC
Aegon Ltd.		Hamilton	Bermuda
AEGON Management Company	100.00%	Indianapolis, Indiana	United States	Transamerica Corporation

Aegon Mediacion S.L.U.	100.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
AEGON Mexico Holding B.V.	100.00%	The Hague	Netherlands	AEGON DMS Holding B.V.
Aegon Opportunity Zone Fund Joint Venture 1, LP	0.16%	Wilmington	United States	Aegon OZF Investments 1, LLC
Aegon OZF Investments 1, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AEGON Pension Trustee Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.	51.00%	Lisboa	Portugal	AEGON Iberia Holding B.V.
AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.	51.00%	Lisboa	Portugal	AEGON Iberia Holding B.V.
AEGON SIPP GUARANTEE NOMINEE LIMITED	100.00%	London	United Kingdom	AEGON UK plc
Aegon SIPP Nominee 2 Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON SIPP Nominee Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Taiwan Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon THTF Life Insurance Co., Ltd.	50.00%	Shenzhen	China	AEGON International B.V.
AEGON Treasury Investments B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON UK Corporate Services Limited	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Aegon UK Investment Holdings Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON UK plc	100.00%	London	United Kingdom	AEGON Europe Holding B.V.
AEGON UK Property Fund Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON USA Asset Management Holding, LLC	100.00%	Cedar Rapids, IA	United States	AUSA Holding, LLC
AEGON USA Investment Management, LLC	100.00%	Cedar Rapids, Iowa	United States	AEGON USA Asset Management Holding, LLC
AEGON USA Real Estate Services, Inc.	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AEGON USA Realty Advisors of California, Inc.	100.00%	Des Moines	United States	AEGON USA Realty Advisors, LLC
AEGON USA Realty Advisors, LLC	100.00%	Des Moines	United States	AEGON USA Asset Management Holding, LLC
5

Aegon Workforce Housing Fund 2 Holding Company B, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2 Holding Company C, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2 Holding Company, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2, L.P	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 2, L.P	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon Workforce Housing Fund 3 Holding Company, LLC	70.00%	Wilmington	United States	Aegon Workforce Housing Fund 3, L.P
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon Workforce Housing JV 4A, LLC	44.50%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing JV 4B, LLC	25.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing JV 4C, LLC	10.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing Park at Via Rosa REIT, LLC	20.83%	Cedar Rapids, Iowa	United States	Aegon Workforce Housing Separate Account 1, LLC
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Financial Life Insurance Company
AEGONINDUSTRIAL Capital Management (Shanghai) Co., Ltd.	49.00%	Shanghai, China	China	AEGON-INDUSTRIAL Fund Management Co., LTD.
AEGON-INDUSTRIAL Fund Management Co., LTD.	49.00%	Shanghai	China	AEGON International B.V.
AGT Hungary IT Service Korlátolt Felelősségű Társaság	100.00%	Budapest	Hungary	AEGON EDC Limited
AHDF Manager I, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
ALH Properties Eight LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Eleven LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Four LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Nine LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Seven LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Seventeen LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Sixteen LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Ten LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Twelve LLC	100.00%	Wilmington	United States	FGH USA LLC

ALH Properties Two LLC	100.00%	Wilmington	United States	FGH USA LLC
AMFETF Manager, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AMTAX Holdings 713 LLC	100.00%	Cleveland	United States	TAHP Fund 2, LLC
Andrews Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Apollo Housing Capital Arrowhead Gardens, L.L.C.	0.01%	Wilmington	United States	Garnet LIHTC Fund XXXV, LLC
APOP III, LLC	98.44%	Wilmington	United States	Transamerica Life Insurance Company
APOP III, LLC	98.44%	Wilmington	United States	Transamerica Financial Life Insurance Company
APOP IV, LLC	99.00%	Wilmington	United States	Transamerica Life Insurance Company
APOP IV, LLC	99.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
ASR Nederland N.V.	26.60%			Aegon Ltd.
AUSA Holding, LLC	100.00%	Baltimore, MD	United States	Transamerica Corporation
AUSA Properties, Inc.	100.00%	Des Moines	United States	AEGON USA Realty Advisors, LLC
AWHF2 General Partner, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHF2 Subsidiary Holding Company C, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company C, LLC
AWHF3 General Partner, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHJV4 Manager, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHSA Manager 1, LLC	100.00%	Cedar Rapids, Iowa	United States	AEGON USA Realty Advisors, LLC
Barfield Ranch Associates, LLC	50.00%	Bonita Springs	United States	Mitigation Manager LLC
Barrington Hamilton Personal Asset Management Ltd	100.00%	London	United Kingdom	Origen Financial Services Limited
Café e Restaurante MAG Ltda.	50.00%	São Paolo, Brazil	Brazil	Mongeral AEGON Holding Ltda.
Carle Place Leasehold SPE, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Cofunds Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Cofunds Nominees Ltd	100.00%	London	United Kingdom	Cofunds Limited
Commonwealth General Corporation	100.00%	Wilmington, DE	United States	Transamerica Corporation
Coöperatieve AEGON Financieringsmaatschappij U.A.	100.00%	The Hague	Netherlands	AEGON International B.V.
Coöperatieve AEGON Financieringsmaatschappij U.A.	100.00%	The Hague	Netherlands	Aegon Ltd.
6

Cornerstone International Holdings Ltd.	100.00%	London	United Kingdom	AEGON DMS Holding B.V.
Creditor Resources, Inc.	100.00%	Bingham Farms, MI	United States	AUSA Holding, LLC
CRI Solutions, Inc.	100.00%	Elkridge, MD	United States	Creditor Resources, Inc.
Dawn Holdings LLC	19.90%		United States	Commonwealth General Corporation
Dawn Re, Inc	19.90%		United States	Dawn Holdings LLC
Dorset Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Equitable AgriFinance, LLC	50.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
Favela Promoção e Vendas Ltda.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
FGH Realty Credit LLC	100.00%	Wilmington	United States	FGH USA LLC
FGH USA LLC	100.00%	Wilmington	United States	RCC North America LLC
Fifth FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Financial Planning Services, Inc.	100.00%	Washington, D.C.	United States	Commonwealth General Corporation
FINANCIERE DE L’ECHIQUIER	25.00%	Paris	France	LBP AM
First FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Fourth FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
FSBA AAM Strategic Fund I, LP	2.44%	Wilmington	United States	TA-APOP II, LLC
FSBA AAM Strategic Fund II, LP	2.46%	Wilmington	United States	APOP III, LLC
FSBA AAM Strategic Fund III, LP	2.43%	Wilmington	United States	Aegon AM Private Equity Partners III, LLC
FSBA AAM Strategic Fund III, LP	2.43%	Wilmington	United States	APOP IV, LLC
Garnet Assurance Corporation	100.00%	Frankfort	United States	Transamerica Life Insurance Company
Garnet Assurance Corporation II	100.00%	Des Moines	United States	Commonwealth General Corporation
Garnet Assurance Corporation III	100.00%	Des Moines	United States	Transamerica Life Insurance Company
Garnet Community Investments IX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments V, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments VI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments VIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments X, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company

Garnet Community Investments XI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XL, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVIII, LLC	100.00%	Wilminigton	United States	Transamerica Life Insurance Company
Garnet Community Investments XVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
7

Garnet LIHTC Fund IX, LLC	100.00%	Wilmington	United States	Garnet Community Investments IX, LLC
Garnet LIHTC Fund IX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund V, LLC	100.00%	Wilmington	United States	Garnet Community Investments V, LLC
Garnet LIHTC Fund V, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund VI, LLC	100.00%	Wilmington	United States	Garnet Community Investments VI, LLC
Garnet LIHTC Fund VI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund VIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments VIII, LLC
Garnet LIHTC Fund VIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund X, LLC	0.01%	Wilmington	United States	Garnet Community Investments X, LLC
Garnet LIHTC Fund XI, LLC	100.00%	Wilmington	United States	Garnet Community Investments XI, LLC
Garnet LIHTC Fund XI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-A, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-B, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-C, LLC
Garnet LIHTC Fund XII-A, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII-B, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-B, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII-C, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-C, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIII-A, LLC
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIII-B, LLC
Garnet LIHTC Fund XIII-A, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC

Garnet LIHTC Fund XIII-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIII-B, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIII-B, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIV, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIX, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XL, LLC	0.01%	Wilmington	United States	Garnet Community Investments XL, LLC
Garnet LIHTC Fund XLI, LLC	10.01%	Wilmington	United States	Garnet Community Investments XLI, LLC
Garnet LIHTC Fund XLI, LLC	10.01%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XLII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XLII, LLC
Garnet LIHTC Fund XLVI, LLC	0.01%	Wilmington		Garnet Community Investments XLVI, LLC
Garnet LIHTC Fund XLVII, LLC	15.00%	Wilmington	United States	Garnet Community Investments XLVII, LLC
Garnet LIHTC Fund XLVII, LLC	15.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XLVIII, LLC	75.19%	Wilmington	United States	Garnet Community Investments XLVIII, LLC
Garnet LIHTC Fund XLVIII, LLC	75.19%	Wilmington	United States	Transamerica Financial Life Insurance Company
Garnet LIHTC Fund XV, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XVI, LLC	0.01%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XVII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XVIII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XVIII, LLC
Garnet LIHTC Fund XX, LLC	100.00%	Wilmington	United States	Garnet Community Investments XX, LLC
Garnet LIHTC Fund XXII, LLC	0.01%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XXIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XXIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXIV, LLC	21.27%	Wilmington	United States	Garnet Community Investments XXIV, LLC
Garnet LIHTC Fund XXIV, LLC	21.27%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXIX, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXIX, LLC
Garnet LIHTC Fund XXV, LLC	1.01%	Wilmington	United States	Garnet Community Investments XXV, LLC
8

Garnet LIHTC Fund XXV, LLC	1.01%	Wilmington	United States	Garnet LIHTC Fund XXVIII, LLC
Garnet LIHTC Fund XXVI, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXVI, LLC
Garnet LIHTC Fund XXVII, LLC	16.72%	Wilmington	United States	Garnet Community Investments XXVII, LLC
Garnet LIHTC Fund XXVII, LLC	16.72%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXVIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XXVIII, LLC
Garnet LIHTC Fund XXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXXI, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXI, LLC
Garnet LIHTC Fund XXXII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXII, LLC
Garnet LIHTC Fund XXXIII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXIII, LLC
Garnet LIHTC Fund XXXIX, LLC	1.00%	Wilmington	United States	Garnet Community Investments XXXIX, LLC
Garnet LIHTC Fund XXXV, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXV, LLC
Garnet LIHTC Fund XXXVI, LLC	1.00%	Wilmington	United States	Garnet Community Investments XXXVI, LLC
Garnet LIHTC Fund XXXVII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XXXVII, LLC
Garnet LIHTC Fund XXXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
GoBear (Philippines) Inc.	50.00%	Manila	Philippines	Woodpecker Asia Tech PTE Ltd.
GoBear (Vietnam) Co., Ltd.	50.00%	Ho Chi Minh City	Vietnam	Woodpecker Asia Tech PTE Ltd.
Hague Reinsurance Management N.V.	100.00%	The Hague	Netherlands	AEGON Digital Investments Holding B.V.
Horizons Acquisition 5, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Horizons St. Lucie Development, LLC	100.00%	Plantation	United States	PSL Acquisitions Operating, LLC
Hubei Xinhuaxin Insurance Sales Company Limited	12.40%	Hubei Province, China	China	AEGON International B.V.
Imani FE, L.P.	99.99%	Los Angeles	United States	TAH Imani Fe GP, LLC
Imani FE, L.P.	99.99%	Los Angeles	United States	Garnet LIHTC Fund XIV, LLC
Investors Warranty of America, LLC	100.00%	Iowa	United States	RCC North America LLC

Ironwood Re Corp.	100.00%	Honolulu, Hawaii	United States	Commonwealth General Corporation
IZNES SAS	0.64%	Paris	France	LBP AM
Kognita Lab S.A.	4.37%	São Paulo, Brazil	Brazil	Mongeral AEGON Holding Ltda.
LBP AM	25.00%	Paris	France	AEGON Asset Management Holding B.V.
LBP AM	25.00%	Paris	France	LBP AM
LBPAM Private Debt GP Lux SARL	25.00%	Luxembourg	Luxembourg	LBP AM
LCS Associates, LLC	100.00%	Wilmington	United States	RCC North America LLC
Life Investors Alliance LLC	100.00%	Wilmington, DE	United States	Transamerica Life Insurance Company
Lochside Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Longevity Services Consultoria e Serviços Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
MAG Consultoria de Investimentos Ltda.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
MAG Instituição de Pagamento Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral Aegon Holding Financeira
MAG Tanure Holding Participações S.A.	25.00%	Belo Horizonte, Minas Gerais	Brazil	Mongeral AEGON Holding Ltda.
Minster Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Mitigation Manager LLC	100.00%	Wilmington	United States	RCC North America LLC
Momentum Group Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Money Services, Inc.	100.00%	Wilimington	United States	AUSA Holding, LLC
Mongeral Aegon Administração de Benefícios LTDA.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
Mongeral Aegon Capitalização S.A.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Seguros e Previdência SA
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20.00%	Rio de Janeiro, Brazil	Netherlands	AEGON Brazil Holding II B.V.
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Investimentos Ltda.
Mongeral Aegon Holding Financeira	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
Mongeral AEGON Holding Ltda.	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding II B.V.
Mongeral AEGON Investimentos Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
Mongeral Aegon Renda Variavel Ltda	50.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Investimentos Ltda.
Mongeral AEGON Seguros e Previdência SA	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding B.V.
Monumental General Administrators, Inc.	100.00%	Baltimore, MD	United States	AUSA Holding, LLC
MT ADMINISTRADORA E CORRETORA DE SEGUROS LTDA	50.00%	São Paulo	Brazil	Mongeral AEGON Holding Ltda.
Natural Resources Alternatives Portfolio 3, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio 3, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Life Insurance Company
9

Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Natural Resources Alternatives Portfolio II, LLC	100.00%	Wilmington, DE	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio II, LLC	100.00%	Wilmington, DE	United States	Transamerica Financial Life Insurance Company
NEWCAST PROPERTY DEVELOPMENTS (ONE) LIMITED	100.00%	London	United Kingdom	AEGON UK Property Fund Limited
NEWCAST PROPERTY DEVELOPMENTS (TWO) LIMITED	100.00%	London	United Kingdom	AEGON UK Property Fund Limited
Nomagon Title Grandparent, LLC	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Nomagon Title Holding 1, LLC	100.00%	Wilmington	United States	Nomagon Title Parent, LLC
Nomagon Title Parent, LLC	100.00%	Wilmington	United States	Nomagon Title Grandparent, LLC
North Westerly Holding B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Origen Financial Services Limited	100.00%	London	United Kingdom	Momentum Group Limited
Origen Limited	100.00%	London	United Kingdom	Momentum Group Limited
Origen Trustee Services Limited	100.00%	London	United Kingdom	Momentum Group Limited
Osceola Mitigation Partners, LLC	50.00%	Bonita Springs	United States	Mitigation Manager LLC
Pearl Holdings, Inc. I	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Pearl Holdings, Inc. II	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Pension Geeks Limited	100.00%	London	United Kingdom	AEGON UK plc
Peoples Benefit Services, LLC	100.00%	Exton, PA	United States	Transamerica Life Insurance Company
Placer 400 Investors, LLC	50.00%	Sacremento	United States	RCC North America LLC
PSL Acquisitions Operating, LLC	100.00%	Des Moines	United States	RCC North America LLC
PT Futuready Insurance Broker	80.00%	Jakarta	Indonesia	AEGON DMS Holding B.V.
PT. Aegon Insights Indonesia	100.00%	Jakarta	Indonesia	Aegon Insights Limited

PT. Aegon Insights Indonesia	100.00%	Jakarta	Indonesia	AEGON DMS Holding B.V.
RCC North America LLC	100.00%	Wilmington	United States	Transamerica Corporation
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3A, Inc.	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3A, Inc.	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
River Ridge Insurance Company	100.00%	Burlington, VT	United States	AEGON Management Company
Rock Springs Drive, LLC	98.00%	Lutherville	United States	Investors Warranty of America, LLC
SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.	51.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.	51.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
Scottish Equitable (Managed Funds) Limited	100.00%	Edinburgh	United Kingdom	Scottish Equitable Holdings Limited
Scottish Equitable (Managed Funds) Limited	100.00%	Edinburgh	United Kingdom	Scottish Equitable plc
Scottish Equitable Holdings Limited	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Scottish Equitable plc	100.00%	Edinburgh	United Kingdom	Scottish Equitable Holdings Limited
Scottish Equitable plc	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Second FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Serenitas, S.L.U.	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
Seventh FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Sicoob Seguradora de Vida e Previdência S.A.	25.00%	Rio de Janeiro	Brazil	Mongeral AEGON Seguros e Previdência SA
Simple2u Seguros S.A.	50.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Seguros e Previdência SA
St. Lucie West Development Company, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Stonebridge Benefit Services, Inc.	100.00%	Wilmington, DE	United States	Commonwealth General Corporation
10

TA Private Equity Assets, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I-A, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
TA-APOP II, LLC	97.59%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP II, LLC	97.59%	Wilmington	United States	Transamerica Financial Life Insurance Company
TABR Realty Services, LLC	100.00%	Wilmington	United States	AUSA Holding, LLC
TAH Imani Fe GP, LLC	100.00%	Los Angeles	United States	Garnet Assurance Corporation
TAH Pentagon Funds, LLC	100.00%	Des Moines	United States	Transamerica Affordable Housing, Inc.
TAHP Fund 2, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund VIII, LLC
TAHP Fund VII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIX, LLC
TAH-Solar SLP, LLC	100.00%	Des Moines	United States	Transamerica Affordable Housing, Inc.
Tenet Group Limited (Minority Shareholding)	23.27%	London	United Kingdom	AEGON UK plc
TLIC Oakbrook Reinsurance Inc.	100.00%	Cedar Rapids, IA	United States	Transamerica Life Insurance Company
TLIC Watertree Reinsurance Inc.	100.00%	Cedar Rapids, IA	United States	Transamerica Life Insurance Company
Tradition Development Company, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Transamerica (Bermuda) Services Center, Ltd.	100.00%	Hamilton, BM	Bermuda	AEGON International B.V.
Transamerica Affordable Housing, Inc.	100.00%	Los Angeles	United States	TABR Realty Services, LLC
Transamerica Agency Network, LLC	100.00%	Cedar Rapids	United States	AUSA Holding, LLC

Transamerica Asset Holding, LLC	100.00%	Wilmington, DE	United States	AUSA Holding, LLC
Transamerica Asset Management, Inc.	100.00%	Denver, CO	United States	AUSA Holding, LLC
Transamerica Asset Management, Inc.	100.00%	Denver, CO	United States	Transamerica Life Insurance Company
Transamerica Bermuda Re, Ltd.	100.00%	Hamilton, BM	Bermuda	Transamerica Life Insurance Company
Transamerica Capital, LLC	100.00%	Denver	United States	AUSA Holding, LLC
Transamerica Casualty Insurance Company	100.00%	Cedar Rapids, IA	United States	Transamerica Corporation
Transamerica Corporation	100.00%	Wilmington, DE	United States	AEGON International B.V.
Transamerica Corporation	100.00%	Portland, Oregon	United States	Transamerica Corporation
Transamerica Direct Marketing Asia Pacific Pty. Ltd.	100.00%	Sydney	Australia	AEGON DMS Holding B.V.
Transamerica Direct Marketing Consultants Private Limited	100.00%	Mumbai	India	AEGON DMS Holding B.V.
Transamerica Finance Corporation	100.00%	Wilmington, DE	United States	Transamerica Corporation
Transamerica Financial Advisors, LLC	100.00%	Wilmington	United States	AUSA Holding, LLC
Transamerica Financial Life Insurance Company	100.00%	Albany, New York	United States	Transamerica Corporation
Transamerica Foundation	100.00%	Des Moines, Iowa	United States	Transamerica Corporation
Transamerica Fund Services, Inc.	100.00%	Denver, CO	United States	AUSA Holding, LLC
Transamerica Fund Services, Inc.	100.00%	Denver, CO	United States	Transamerica Life Insurance Company
Transamerica Health Savings Solutions, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Institute	100.00%	Cedar Rapids, Iowa	United States	Transamerica Corporation
Transamerica Insurance Marketing Asia Pacific Pty. Ltd.	100.00%	Sydney	Australia	Transamerica Direct Marketing Asia Pacific Pty. Ltd.
Transamerica International Direct Marketing Consultants, LLC	49.00%	Baltimore, Maryland	United States	AEGON Direct Marketing Services, Inc.
Transamerica Investors Securities, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Life (Bermuda) Ltd.	100.00%	Hamilton, Bermuda	Bermuda	Transamerica Life Insurance Company
Transamerica Life Insurance Company	100.00%	Cedar Rapids, IA	United States	Commonwealth General Corporation
Transamerica Life International (Bermuda) Ltd.	100.00%	Hamilton, Bermuda	Bermuda	Aegon Ltd.
Transamerica Resources, Inc.	100.00%	Baltimore, MD	United States	Monumental General Administrators, Inc.
Transamerica Retirement Advisors, LLC	100.00%	Wilmington, DE	Netherlands	Transamerica Retirement Solutions, LLC
Transamerica Retirement Insurance Agency, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Retirement Solutions, LLC	100.00%	Wilmington, DE	United States	AUSA Holding, LLC
Transamerica Stable Value Solutions Inc.	100.00%	Wilmington	United States	Commonwealth General Corporation
Transamerica Travel and Conference Services, LLC	100.00%	Cedar Rapids	United States	Money Services, Inc.
Transamerica Trust Company	100.00%	Cedar Rapids	Netherlands	AUSA Holding, LLC
Transamerica United Financial Services, LLC	100.00%	Baltimore, MD	United States	Transamerica Corporation
Transamerica Ventures Fund II, LLC	100.00%	Wilmington, Delaware	United States	AUSA Holding, LLC
ULI Funding, LLC	100.00%	Cedar Rapids, Iowa	United States	AUSA Holding, LLC
WFG Insurance Agency of Puerto Rico, Inc.	100.00%	San Juan	Puerto Rico	World Financial Group Insurance Agency, LLC
WFG Properties Holdings, LLC	100.00%	Atlanta, GA	United States	World Financial Group, Inc.
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WFG Securities Inc.	100.00%	Vaughan	Canada	World Financial Group Holding Company of Canada Inc.
Winsocial Administradora de Benefícios Ltda.	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding II B.V.
Woodpecker Asia Holding I B.V. in liquidation	50.00%	The Hague	Netherlands	Woodpecker Holding B.V.
Woodpecker Asia Holding II B.V. in liquidation	50.00%	The Hague	Netherlands	Woodpecker Holding B.V.
Woodpecker Asia Tech PTE Ltd.	50.00%	Singapore	Singapore	Woodpecker Holding B.V.
Woodpecker Holding B.V.	50.00%	The Hague	Netherlands	AEGON International B.V.
World Financial Group Holding Company of Canada Inc.	100.00%	Vaughan	Canada	Commonwealth General Corporation
World Financial Group Insurance Agency of Canada Inc.	100.00%	Toronto	Canada	World Financial Group Holding Company of Canada Inc.
World Financial Group Insurance Agency of Hawaii, Inc.	100.00%	Honolulu	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency of Massachusetts, Inc	100.00%	Quincy	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency of Wyoming, Inc.	100.00%	Cheyenne	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency, LLC	100.00%	Los Angeles	United States	AUSA Holding, LLC
World Financial Group, Inc.	100.00%	Wilmington	United States	Transamerica Asset Holding, LLC
Yarra Rapids, LLC	17.64%	Wilmington	United States	Real Estate Alternatives Portfolio 4 MR, LLC
Zahorik Company, Inc.	100.00%	Los Angeles	United States	AUSA Holding, LLC
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Life Insurance Company
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Life Insurance Company
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Financial Life Insurance Company

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 Item 30. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations,and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Principal Underwriters
(a) Transamerica Capital, LLC serves as the principal underwriter for:
Transamerica Capital, LLC serves as the principal underwriter for the Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Variable Life Separate Account II, Retirement Builder Variable Annuity Account, Separate Account Fund B, Separate Account Fund C, Separate Account VA AA, Separate Account VA B, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA FF, Separate Account VA HH, Separate Account VA Q, Separate Account VA U, Separate Account VA V, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account VL, Separate Account VL E, Separate Account VUL-A, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Variable Life Account A, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, and WRL Series Life Corporate Account. These accounts are separate accounts of Transamerica Life Insurance Company.
Transamerica Capital, LLC serves as principal underwriter for ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, Separate Account VA BNY, Separate Account VA QNY, Separate Account VA-2LNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account B, TFLIC Separate Account C, TFLIC Separate Account VNY, TFLIC Pooled Account No. 44, TFLIC Series Annuity Account, TFLIC Series Life Account, and Transamerica Variable Funds. These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, LLC also serves as principal underwriter for Transamerica Series Trust and Transamerica Funds.
(b) Directors and Officers of Transamerica Capital, LLC:

Name	Principal Business Address	Position and Officers with Underwriter
Timothy Ackerman	(3)	Manager, President & Asset Management Distribution
Brian Beitzel	(2)	Chief Financial Officer & Treasurer
Mark Halloran	(3)	Manager & Vice President
David Cheung	(3)	Assistant Secretary
Jonathan Cressman	(3)	President, Annuity Distribution
Daniel Goodman	(1)	Secretary
Doug Hellerman	(3)	Chief Compliance Officer & Vice President
Jennifer Pearce	(3)	Vice President
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100 Light Street, Floor B1, Baltimore, MD 21202 6400 C Street SW, Cedar Rapids, IA 52499-0001 1801 California Street, Suite 5200, Denver, CO 80202
Item 32. Location of Accounts and Records
The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 6400 C Street S.W., Cedar Rapids, Iowa 52499-0001.
Item 33. Management Services.
All management service policies, if any, are discussed in Part A or Part B.
Item 34. Fee Representation
The Depositor hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
SECTION 403(B) REPRESENTATIONS
Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.
TEXAS ORP REPRESENTATION
The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

14

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Brooksville and State of Florida, on April 28, 2026.

SEPARATE ACCOUNT VA FF
(Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY
(Depositor)

*
By:	Jamie Ohl
Director and President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 28, 2026.

Signatures	Title

*	Director and President (Principal Executive Officer)
Jamie Ohl

*	Director, Chairman of the Board and Senior Vice President, Financial Assets
Bonnie T. Gerst

*	Director and Chief Corporate Affairs Officer
Maurice Perkins

*	Director, General Counsel, Senior Vice President and Secretary
Andrew S. Williams

*	Director, Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Matt Keppler

*	Director, Chief Strategy & Development Officer and Senior Vice President
Chris Giovanni

/s/ Brian Stallworth*	Assistant Secretary
Brian Stallworth
*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.

15